   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 13, 1996.



SECURITIES ACT FILE NO 333-14049


INVESTMENT COMPANY ACT FILE NO. 811-8608

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549
                      ------------------------------------
                                    Form N-2


                        Registration Statement Under the Securities Act of 1933      [X]
                                     Pre-Effective Amendment No. 1                   [X]
                                     Post-Effective Amendment No.                    [ ]
                                                and/or
                    Registration Statement Under the Investment Company Act of 1940  [X]
                                            Amendment No. 6                          [X]
                                   (check appropriate box or boxes)


                      ------------------------------------
                       FIDELITY ADVISOR KOREA FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                              82 DEVONSHIRE STREET
                          BOSTON, MASSACHUSETTS 02109
           (Address of Principal Executive Offices in United States)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-426-5523

                      ------------------------------------

                                ARTHUR S. LORING
                                   SECRETARY
                       FIDELITY ADVISOR KOREA FUND, INC.
                              82 DEVONSHIRE STREET
                          BOSTON, MASSACHUSETTS 02109
                    (Name and Address of Agent for Service)
                      ------------------------------------

                                With copies to:

            LAURENCE E. CRANCH, ESQ.                               THOMAS A. HALE, ESQ.
          LEONARD B. MACKEY, JR., ESQ.                     SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                 ROGERS & WELLS                                    333 WEST WACKER DRIVE
                 200 PARK AVENUE                                        SUITE 2100
            NEW YORK, NEW YORK 10166                              CHICAGO, ILLINOIS 60606

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement. If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following
box.  [ ]             ------------------------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


--------------------------------------------------------------------------------
                                              PROPOSED MAXIMUM       PROPOSED MAXIMUM
  TITLE OF SECURITIES       AMOUNT BEING       OFFERING PRICE       AGGREGATE OFFERING       AMOUNT OF
   BEING REGISTERED          REGISTERED           PER SHARE                PRICE          REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------
  Common Stock
  $.001 Par Value......    100,000 Shares        $10.375(1)            $1,037,500(1)          $315(2)
-----------------------------------------------------------------------------------------------------------
  Common Stock
  $.001 Par Value......   1,800,000 Shares        $9.938(3)           $17,888,400(3)           $5,500


--------------------------------------------------------------------------------


(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933, based on the average of the high and low sales price reported on the New York Stock Exchange on October 4, 1996.


(2) Previously paid.


(3) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933, based on the average of the high and low sales price reported on the New York Stock Exchange on November 11, 1996.


THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       FIDELITY ADVISOR KOREA FUND, INC.
                                    FORM N-2
                             CROSS-REFERENCE SHEET
                        PARTS A AND B OF THE PROSPECTUS


         ITEMS IN PART A OF FORM N-2                       LOCATION IN PROSPECTUS
---------------------------------------------  -----------------------------------------------
1.   Outside Front Cover.....................  Outside Front Cover Page of Prospectus
2.   Inside Front and Outside Back Cover
       Page..................................  Inside Front and Outside Back Cover Page of
                                                 Prospectus
3.   Fee Table and Synopsis..................  Fee Table
4.   Financial Highlights....................  Financial Highlights
5.   Plan of Distribution....................  Outside Front Cover Page of Prospectus; The
                                               Offer; Distribution Arrangements
6.   Selling Shareholders....................  Not Applicable
7.   Use of Proceeds.........................  Use of Proceeds
8.   General Description of the Registrant...  Outside Front Cover Page of Prospectus; Market
                                               and Net Asset Value Information; The Fund;
                                                 Investment Objective and Policies; Additional
                                                 Investment Considerations; Risk Factors and
                                                 Special Considerations; Description of
                                                 Capital Stock
9.   Management..............................  Management of the Fund; Description of Capital
                                                 Stock
10.  Capital Stock, Long-Term Debt, and Other
       Securities............................  Dividends and Distributions; Dividend
                                               Reinvestment and Cash Purchase Plan; Taxation;
                                                 Description of Capital Stock
11.  Defaults and Arrears on Senior
       Securities............................  Not Applicable
12.  Legal Proceedings.......................  Not Applicable
13.  Table of Contents of the Statement of
       Additional Information................  Table of Contents of Statement of Additional
                                                 Information



         ITEMS IN PART B OF FORM N-2           LOCATION IN STATEMENT OF ADDITIONAL INFORMATION
---------------------------------------------  -----------------------------------------------
14.  Cover Page..............................  Front Cover Page
15.  Table of Contents.......................  Table of Contents
16.  General Information and History.........  The Fund in the Prospectus
17.  Investment Objective and Policies.......  Investment Objective and Policies; Investment
                                                 Restrictions
18.  Management..............................  Management of the Fund
19.  Control Persons and Principal Holders of
       Securities............................  Management of the Fund; Custodian, Transfer
                                                 Agent, Dividend Paying Agent and Registrar;
                                                 Experts in the Prospectus
20.  Investment Advisory and Other
       Services..............................  Management of the Fund; Custodian, Transfer
                                                 Agent, Dividend Paying Agent and Registrar;
                                                 Experts in the Prospectus
21.  Brokerage Allocation and Other
       Practices.............................  Portfolio Transactions
22.  Tax Status..............................  Taxation; Taxation in the Prospectus
23.  Financial Statements....................  Financial Statements


     Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


                 SUBJECT TO COMPLETION, DATED NOVEMBER 13, 1996


                       FIDELITY ADVISOR KOREA FUND, INC.

                        1,469,031 SHARES OF COMMON STOCK

                           ISSUABLE UPON EXERCISE OF

                      RIGHTS TO SUBSCRIBE FOR SUCH SHARES

                            ------------------------

    Fidelity Advisor Korea Fund, Inc. (the "Fund") is issuing to its shareholders of record ("Record Date Shareholders"), as of the close of business on November 15, 1996 (the "Record Date"), non-transferable rights ("Rights") entitling the holders thereof to subscribe for an aggregate of 1,469,031 shares (the "Shares") of the Fund's Common Stock, par value $.001 per share (the "Common Stock"), at the rate of one share of Common Stock for every three Rights held (the "Offer"). Record Date Shareholders will receive one Right for each whole share of Common Stock held on the Record Date, and shareholders who fully exercise their Rights will be entitled to subscribe for additional shares of Common Stock pursuant to the Over-Subscription Privilege described herein. The Fund may increase the number of shares of Common Stock subject to subscription by up to 25% of the Shares, or up to an additional 367,257 shares of Common Stock, for an aggregate total of 1,836,288 Shares. Fractional shares will not be issued upon the exercise of Rights. The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be admitted for trading on the New York Stock Exchange (the "NYSE") or any other securities exchange. See "The Offer." THE SUBSCRIPTION PRICE PER SHARE (THE "SUBSCRIPTION PRICE") WILL BE 95% OF THE LOWER OF (i) THE AVERAGE OF THE LAST REPORTED SALES PRICE OF A SHARE OF THE FUND'S COMMON STOCK ON THE NYSE ON THE DATE OF THE EXPIRATION OF THE OFFER (THE "PRICING DATE") AND ON THE FOUR PRECEDING BUSINESS DAYS AND (ii) THE NET ASSET VALUE PER SHARE AS OF THE PRICING DATE.


    THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 13, 1996 UNLESS EXTENDED AS DESCRIBED HEREIN (THE "EXPIRATION DATE").


    The Fund announced the Offer after the close of trading on the NYSE on October 11, 1996. Shares of the Fund's Common Stock trade on the NYSE under the symbol "FAK." The Shares issued pursuant to the Offer will be listed for trading on the NYSE, subject to notice of issuance. The net asset value per share of the Fund's Common Stock at the close of business on October 11, 1996 (the last trading date on which the Fund publicly reported its net asset value prior to the announcement) and on November 8, 1996 (the last trading date on which the Fund publicly reported its net asset value prior to the Record Date) was $11.10 and $9.56, respectively, and the last reported sales price of a share of the Fund's Common Stock on the NYSE on those dates was $10.75 and $10.25, respectively.


    Upon completion of the Offer, shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, because the Subscription Price per Share will be less than the net asset value per share on the Pricing Date, completion of the Offer will result in an immediate dilution of net asset value per share for all shareholders. Such dilution will disproportionately affect non-exercising shareholders. Such dilution is not currently determinable because it is not known what the net asset value per share will be on the Pricing Date, what proportion of the Shares will be subscribed for or what the Subscription Price will be. If the Subscription Price per Share is substantially less than the net asset value per share on the Pricing Date, such dilution could be substantial. See "Risk Factors and Special Considerations--Dilution" and "The Offer--Terms of the Offer." EXCEPT AS DESCRIBED HEREIN, SHAREHOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTIONS AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT (AS DEFINED HEREIN).


    The Fund is a non-diversified, closed-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity and debt securities of Korean Issuers (as defined in this Prospectus). See "Investment Objective and Policies." INVESTMENT IN KOREAN ISSUERS INVOLVES RISKS THAT ARE NOT NORMALLY INVOLVED IN INVESTMENT IN SECURITIES OF U.S. COMPANIES. IN ADDITION, ALTHOUGH THE FUND CURRENTLY INTENDS TO CONTINUE INVESTING PRINCIPALLY IN EQUITY SECURITIES, IT MAY INVEST WITHOUT LIMITATION IN HIGH RISK, HIGH YIELD DEBT INSTRUMENTS THAT ARE LOW RATED OR UNRATED AND ARE PREDOMINATELY SPECULATIVE. INVESTMENT IN THE FUND SHOULD BE CONSIDERED SPECULATIVE. SEE "INVESTMENT OBJECTIVE AND POLICIES" AND "RISK FACTORS AND SPECIAL CONSIDERATIONS."

                                               (Continued on the following page)
                            ------------------------

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
               OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
                ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY RE-
               PRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                    Estimated             Estimated             Estimated
                                                   Subscription         Sales Load(2)          Proceeds to
                                                     Price(1)                                   Fund(3)(4)
----------------------------------------------------------------------------------------------------------------
Per Share....................................         $9.08                 $0.34                 $8.74
----------------------------------------------------------------------------------------------------------------
Total Maximum(5).............................      $13,338,801             $500,205            $12,838,596
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


                                               (Footnotes on the following page)
                            ------------------------

                            PAINEWEBBER INCORPORATED
                            ------------------------
LOGO           THE DATE OF THIS PROSPECTUS IS NOVEMBER 13, 1996.

    (Continued from the previous page)


     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing in the Fund. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated November 13, 1996 (the "SAI"), containing additional information about the Fund, has been filed with the U.S. Securities and Exchange Commission (the "Commission"), and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on page 60 of this Prospectus, may be obtained without charge by calling the Fund's information agent, D.F. King & Co., Inc., toll-free at (800) 290-6430 or call collect at (212) 269-5550.



     The Fund's investment manager is Fidelity Management & Research Company (the "Investment Manager"). The Fund's investment adviser is Fidelity International Investment Advisors (the "Investment Adviser"). The Fund's investment sub-adviser is Fidelity Investments Japan Limited (the "Sub-Adviser"). The Investment Manager, the Investment Adviser and the Sub-Adviser, as well as Fidelity Service Co. ("Service"), the Fund's administrator, will benefit from the Offer because their fees are based on the average net assets of the Fund. See "Management of the Fund." The address of the Fund is 82 Devonshire Street, Boston, Massachusetts 02109. The Fund's telephone number is (800) 426-5523. LOGO is a registered trademark of FMR Corp.

                            ------------------------

(Footnotes from the previous page)


(1) Estimated on the basis of 95% of the net asset value per share of the Fund's Common Stock on November 8, 1996.



(2) In connection with the Offer, the Fund has agreed to pay PaineWebber Incorporated (the "Dealer Manager"), and other broker-dealers soliciting the exercise of Rights, solicitation fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of the Rights and the Over-Subscription Privilege. The Fund has also agreed to pay the Dealer Manager a fee for financial advisory and marketing services in connection with the Offer equal to 1.25% of the aggregate Subscription Price for the Shares issued pursuant to the exercise of the Rights and the Over-Subscription Privilege. The Fund and the Investment Manager have agreed to indemnify the Dealer Manager and each Soliciting Dealer against certain liabilities under the Securities Act of 1933, as amended.



(3) Before deduction of offering expenses incurred by the Fund, estimated at $500,000, which includes up to $100,000 to be paid to the Dealer Manager as partial reimbursement for its expenses relating to the Offer.



(4) Funds received by check prior to the final due date of this Offer will be deposited into a segregated interest-bearing account (which interest will be paid to the Fund) pending proration and distribution of the Shares.



(5) Assumes all 1,469,031 Shares are purchased at the Estimated Subscription Price. Pursuant to the Over-Subscription Privilege, the Fund may at the discretion of the Board of Directors increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby. If the Fund increases the number of Shares subject to subscription by 25%, the total maximum Estimated Subscription Price, Estimated Sales Load and Estimated Proceeds to Fund will be $16,673,495, $625,256 and $16,048,239,
     respectively.          ------------------------



     Unless otherwise specified, references in this Prospectus to "dollars," "U.S.$," or "$" are to U.S. dollars and references to "Won" or "W" are to Korean Won. On November 8, 1996, the market average exchange rate of the Won to the U.S. dollar, as published by Reuters (the "Market Average Exchange Rate"), was W831 = $1.00. Unless otherwise indicated, the U.S. dollar equivalent of information in Korean Won as of a date or for a period is as of such date or for the end of such period and is based on The Bank of Korea concentration base rate, if pre-March 1990, or the Market Average Exchange Rate, from March 1990. No representation is made that the Won or U.S. dollar amounts in this Prospectus could have been or could be converted into Won or U.S. dollars, as the case may be, at any particular rate or at all. See "Risk Factors and Special Considerations--Exchange Rate Fluctuations" and "The Republic of Korea--Foreign Exchange" for additional information on the historical rate of exchange between the U.S. dollar and Won.


     Certain numbers in this Prospectus have been rounded for ease of presentation, and, as a result, may not total precisely.

                                   FEE TABLE


SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of the Subscription Price per Share)(1).......               3.75%
ANNUAL EXPENSES (as a percentage of net assets attributable to common shares)(2)
Management Fees(3)........................................................               1.00%
Other Expenses(2).........................................................               0.79%
  Administration Fees(3)..................................................     0.20%
  Other Operating Expenses................................................     0.59%
Total Annual Expenses.....................................................               1.79%


---------------


(1) The Fund has agreed to pay the Dealer Manager and the other broker-dealers soliciting the exercise of Rights solicitation fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of the Rights and pursuant to the Over-Subscription Privilege. The Fund has also agreed to pay the Dealer Manager a fee for financial advisory and marketing services in connection with the Offer equal to 1.25% of the aggregate Subscription Price for the Shares issued pursuant to the exercise of the Rights and the Over-Subscription Privilege and to reimburse the Dealer Manager for its expenses relating to the Offer up to an aggregate of $100,000. In addition, the Fund has agreed to pay fees plus transaction based charges to the Subscription Agent (as defined herein) and the Information Agent (as defined herein), estimated to be $28,000 and $10,000, respectively, for their services related to the Offer, which includes reimbursement for their out-of-pocket expenses. These fees and expenses will be borne by the Fund and indirectly by all of the Fund's shareholders, including those shareholders who do not exercise their Rights.



(2) Amounts are based on the Fund's most recently completed fiscal year ended September 30, 1996, except that "Other Expenses" are based on estimated amounts for the Fund's current fiscal year and assume that (i) all of the Rights are exercised and (ii) the Fund does not increase the number of Shares subject to subscription pursuant to the Over-Subscription Privilege.


(3) See "Management of the Fund" herein and in the SAI.

     THE FOREGOING FEE TABLE IS INTENDED TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY.

EXAMPLE


     The following example demonstrates the projected U.S. dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by an investor of a 3.75% sales load and payment by the Fund of operating expenses at the levels set forth in the table above.


     An investor would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) reinvestment of all dividends and distributions at net asset value:


    1 YEAR     3 YEARS     5 YEARS     10 YEARS
    ------     -------     -------     --------
    $   55     $    92     $   131     $    240


     THIS EXAMPLE AS WELL AS THE INFORMATION SET FORTH IN THE TABLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF THE FUTURE EXPENSES OF THE FUND, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while the example assumes a 5% annual return, the Fund's performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, this may not be the case for participants in the Plan (as defined herein). See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan."

                              FINANCIAL HIGHLIGHTS


     Set forth below is selected financial information, including ratios, for a share of Common Stock outstanding throughout the periods indicated. The information set forth below has been audited by Price Waterhouse LLP, the Fund's independent accountants. Their report is included in the financial statements and financial highlights of the Fund which are incorporated by reference in the SAI. All of the information set forth below should be read in conjunction with the financial statements and financial highlights of the Fund incorporated by reference in the SAI.



                                                                YEAR           OCTOBER 31, 1994
                                                                ENDED          (COMMENCEMENT OF
                                                            SEPTEMBER 30,       OPERATIONS) TO
                                                                1996          SEPTEMBER 30, 1995
                                                            -------------     ------------------
SELECTED PER SHARE DATA(E)
Net asset value, beginning of period....................       $ 12.62             $  14.10
                                                            -------------        ----------
Income from investment operations
  Net investment income (loss)..........................          (.08)                (.02)
  Net realized and unrealized gain (loss) on
     investments........................................         (1.83)               (1.30)
                                                            -------------        ----------
Total from investment operations........................         (1.91)               (1.32)
                                                            -------------        ----------
Less distributions
  From net investment income............................            --                   --
  From capital gains....................................            --                   --
  From returns of capital...............................            --                   --
                                                            -------------        ----------
Total distributions.....................................            --                   --
                                                            -------------        ----------
Offering expenses.......................................            --                 (.16)
                                                            -------------        ----------
Net asset value, end of period..........................       $ 10.71             $  12.62
                                                            ==========        ==============
Market value, end of period.............................       $ 10.50             $ 11.125
                                                            ==========        ==============
TOTAL RETURN(B)(J)
Market value(G).........................................         (5.62)%             (25.83)%(C)
Net asset value(D)......................................        (15.13)%              (9.47)%(F)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).................       $47,181             $ 55,603
Ratio of expenses to average net assets.................          1.80%                1.88%(A)
Ratio of expenses to average net assets after expense
  reductions............................................          1.79%(I)             1.88%(A)
Ratio of net investment income (loss) to average net
  assets................................................          (.68)%               (.19)%(A)
Portfolio turnover rate.................................            28%                  25%(A)
Average commission rate paid(H).........................       $ .1420


---------------

(A) Annualized.

(B) Total returns for periods of less than one year are not annualized.

(C) Total market value return includes the one time sales load of 6.0% paid in connection with the initial public offering.


(D) Total return based on net asset value reflects the effect of changes in the net asset value on the performance of the Fund, and assumes dividends and capital gains distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.



(E) Net investment income (loss) per share has been calculated based on average shares outstanding during the period.



(F) Total net asset value return does not include the effect of the offering expenses or the one time sales load.



(G) Total return based on market value reflects the effect of changes in the Fund's market value and assumes dividends and capital gains distributions, if any, were reinvested.


(H) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


(I) The Investment Manager or the Fund has entered into varying arrangements with third parties who either paid or reduced a portion of the Fund's expenses.



(J) The total return would have been lower had certain expenses not been reduced during the period shown.

                     MARKET AND NET ASSET VALUE INFORMATION

     The Fund's currently outstanding shares of Common Stock are, and the Shares offered by this Prospectus will be, listed on the NYSE. Shares of the Fund's Common Stock commenced trading on the NYSE on October 26, 1994.


     In the past, the Fund's shares have traded both at a premium and at a discount in relation to net asset value. Although the Fund's shares recently have traded at a premium above net asset value, there can be no assurance that the shares will not trade at a discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. In recognition of the possibility that the Fund's Common Stock may trade at a discount to net asset value, the Fund may, commencing in 1998, undertake annual tender offers for its shares of Common Stock which may reduce any market discount. See "Risk Factors and Special Considerations" and "Annual Tender Offers and Share Repurchases."


     The following table shows for each of the periods indicated the high and low market prices for shares of the Fund on the NYSE, high and low net asset values per share and the premium or discount to net asset value per share at which the Fund's shares were trading. Net asset value is calculated each day at the close of the NYSE. See "Net Asset Value" in the SAI for information as to the determination of the Fund's net asset value.


 MARKET PRICE, NET ASSET VALUE PER SHARE AND PREMIUM/(DISCOUNT) OF FUND SHARES


                                                                                    PREMIUM/(DISCOUNT)
                                                                                      TO NET ASSET
                                             MARKET PRICE       NET ASSET VALUE          VALUE
                                          ------------------    ----------------    ----------------
         FISCAL QUARTER ENDED              HIGH        LOW      HIGH(1)   LOW(1)    HIGH(2)   LOW(2)
---------------------------------------   -------    -------    ------    ------    ------    ------
December 31, 1994......................   $ 15.125   $ 14.00    $13.76    $12.82      9.92%     9.20%
March 31, 1995.........................     14.50      10.25     12.74     12.04     13.81    (14.87)
June 30, 1995..........................     10.875      9.75     11.64     11.27     (6.57)   (13.49)
September 30, 1995.....................     11.375      9.875    12.91     11.43    (11.89)   (13.60)
December 31, 1995......................     11.750     10.625    13.02     11.86     (9.75)   (10.41)
March 31, 1996.........................     11.625     10.875    12.15     11.58     (4.32)    (6.09)
June 30, 1996..........................     12.50      11.125    13.66     12.06     (8.49)    (7.75)
September 30, 1996.....................     12.25      10.50     11.90     10.81      2.94     (2.87)

---------------

Source: Bloomberg Financial and Fund Accounting Records.

(1) Based on the net asset value calculated at the close of business on the NYSE trading day for which market price high and low information is provided.

(2) Calculated based on the information presented.


     The last reported sales price, net asset value per share and percentage premium to net asset value per share of the Common Stock on November 8, 1996 were $10.25, $9.56 and 7.22%, respectively. As of November 8, 1996, the Fund had 4,407,093 shares of Common Stock outstanding and the net assets of the Fund were $42,148,361.

                                   THE OFFER

PURPOSE OF THE OFFER


     The Board of Directors of the Fund has determined that the Offer is in the best interest of the Fund and its shareholders because it represents an opportunity to increase the assets of the Fund available for investment, thereby enabling the Fund to take advantage more fully of existing and future investment opportunities that may be available, consistent with the Fund's investment objective of long-term capital appreciation through investment primarily in equity and debt securities of Korean Issuers. The Fund's Board of Directors has voted to approve the Offer.



     In reaching its decision, the Board of Directors considered, among other matters, advice provided by the Investment Manager that additional proceeds would permit the Fund to take advantage of available investment opportunities without selling portfolio securities the Investment Manager, the Investment Adviser and the Sub-Adviser (collectively, "Fidelity") believe the Fund should continue to hold. Fidelity believes that current valuation levels of certain equity securities are particularly attractive in the Korean market given the current level of the Korea Composite Stock Price Index, which has declined approximately 30% from its 1994 high of 1,138.75, and that a number of fundamentally sound Korean Issuers are trading at prices below book value or at low price-to-earnings ratios as measured by Fidelity's earnings estimates. In addition, Fidelity believes investment opportunities exist in Korea at this time due to the government's recent increase in the percentage of a company's outstanding equity securities allowed to be held by foreign investors and the continued, gradual implementation of Korea's market reforms.



     The Board of Directors also considered that the Offer provides shareholders the exclusive opportunity to purchase Shares at a discount to both the market price and net asset value per share. Furthermore, increasing the size of the Fund through the Offer may result in certain economies of scale which could in turn marginally lower the Fund's expenses as a percentage of average net assets. The Board of Directors believes that any reduction in the Fund's expense ratio resulting from the Offer would be of a long-term benefit to the Fund, and that a well-subscribed rights offering could increase liquidity on the NYSE where shares of the Fund's Common Stock are listed and traded. See "Management of the Fund." There can be no assurance that the results described above will be achieved.


     The Fund's Investment Manager, Investment Adviser and Sub-Adviser, as well as the Administrator, will benefit from the Offer because their fees are based on the average net assets of the Fund. The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to this Offer. Any such future rights offering will be made in accordance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

TERMS OF THE OFFER


     The Fund is issuing to its shareholders of record ("Record Date Shareholders"), as of the close of business on November 15, 1996 (the "Record Date"), non-transferable rights ("Rights") entitling the holders thereof to subscribe for an aggregate of 1,469,031 shares (the "Shares") of the Fund's Common Stock, par value $.001 per share (the "Common Stock") (1,836,288) Shares if the Fund increases the number of shares of Common Stock available by up to 25% in connection with the Over-Subscription Privilege described below). Each shareholder is being issued one Right for each whole share of Common Stock owned on the Record Date. The Rights entitle the holders thereof to subscribe for one Share for every three Rights held (1 for 3). Fractional shares will not be issued upon the exercise of Rights. Accordingly, Shares may be purchased in the Primary Subscription only pursuant to the exercise of Rights in integral multiples of three. Record Date Shareholders may request additional Shares pursuant to the Over-Subscription Privilege as described below. Rights may be exercised at any time during the Subscription Period, which commences on November 15, 1996 and ends at 5:00 P.M., New York City time, on December 13, 1996 (referred to herein as the "Expiration Date"), unless extended by the Fund until 5:00 P.M., New York City time, to a date not later than December 20, 1996. A shareholder's right to acquire Shares during the Subscription Period at the Subscription Price of one additional Share for every three Rights held is hereinafter referred to as the

"Primary Subscription." The Rights are evidenced by Subscription Certificates ("Subscription Certificates") that will be mailed to Record Date Shareholders, except as discussed below under "Foreign Restrictions."


     Shares not subscribed for in the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to those shareholders who have exercised all Rights issued to them and who wish to acquire more than the number of whole Shares they are entitled to purchase pursuant to the exercise of their Rights. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment and may be subject to increase, as more fully discussed below under "Over-Subscription Privilege." For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, shareholders whose shares are held of record by Cede & Co. ("Cede"), as nominee for The Depository Trust Company ("DTC"), or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.



     Since fractional shares will not be issued, shareholders who receive or have remaining fewer than three Rights will be unable to purchase a Share upon the exercise of such remaining Rights and will not be entitled to receive any cash in lieu thereof. Such shareholders may, however, request additional Shares pursuant to the Over-Subscription Privilege (as described below).


OVER-SUBSCRIPTION PRIVILEGE


     To the extent shareholders do not exercise all the Rights issued to them, any underlying Shares represented by such Rights will be offered by means of the Over-Subscription Privilege to the shareholders who have exercised all the Rights issued to them and who wish to over-subscribe for additional Shares. Only shareholders who exercise all the Rights issued to them may indicate on the Subscription Certificate, which they submit with respect to the exercise of the Rights issued to them, how many Shares they desire to purchase pursuant to the Over-Subscription Privilege. If sufficient Shares remain after completion of the Primary Subscription, all over-subscription requests will be honored in full. If sufficient Shares are not available after completion of the Primary Subscription to honor all over-subscription requests, the Fund may, at the discretion of the Board of Directors, issue shares of Common Stock up to an additional 25% of the Shares available pursuant to the Offer (up to an additional 367,257 Shares) in order to cover such over-subscription requests. Regardless of whether the Fund issues such additional Shares, and to the extent Shares are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe so that the number of Shares issued to such shareholders will generally be in proportion to the number of shares of Common Stock owned by such shareholders on the Record Date. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscription is distributed on a pro rata basis.



     Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full. Nominee Holder Over-Subscription Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominee holders with the Subscription Certificates.


     The Fund will not offer or sell in connection with the Offer any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

SUBSCRIPTION PRICE


     The Subscription Price for the Shares to be issued pursuant to the Offer will be 95% of the lower of (i) the average of the last reported sales price of a share of the Fund's Common Stock on the NYSE on the date of the expiration of the Offer (the "Pricing Date") and on the four preceding business days and (ii) the net asset value per share as of the close of business on the Pricing Date. For example, if the average of the last reported sales price of a share of the Fund's Common Stock on the NYSE on the Pricing Date and on the four preceding business days is $10.00, and the net asset value per share on the Pricing Date is $9.00, the

Subscription Price will be $8.55 (95% of $9.00). If, however, the average of the last reported sales price on the NYSE on the Pricing Date and on the four preceding business days is $8.00, and the net asset value per share on the Pricing Date is $9.00, the Subscription Price will be $7.60 (95% of $8.00). See "Market and Net Asset Value Information."



     The Fund announced the Offer after the close of trading on the NYSE on October 11, 1996. The net asset value per share of Common Stock at the close of business on October 11, 1996 (the last trading date on which the Fund publicly reported its net asset value prior to the announcement) and on November 8, 1996 (the last trading date on which the Fund publicly reported its net asset value prior to the Record Date) was $11.10 and $9.56, respectively, and the last reported sales price of a share of the Fund's Common Stock on the NYSE on those dates was $10.75 and $10.25, respectively.


NON-TRANSFERABILITY OF RIGHTS


     The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be listed for trading on the NYSE or any other securities exchange. However, the Shares to be issued pursuant to the Offer will be listed for trading on the NYSE, subject to notice of issuance.


EXPIRATION OF THE OFFER


     The Offer will expire at 5:00 P.M., New York City time, on December 13, 1996, unless extended by the Fund until 5:00 P.M., New York City time, to a date not later than December 20, 1996. The Rights will expire on the Expiration Date and thereafter may not be exercised. Since the Expiration Date and the Pricing Date will be the same date, shareholders who decide to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege will not know the Subscription Price of the Shares when they make their decision. Any extension of the Offer will be followed as promptly as practicable by announcement thereof. Such announcement will be issued no later than 9:00 A.M., New York City time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.


SUBSCRIPTION AGENT


     The Subscription Agent is State Street Bank and Trust Company. The Subscription Agent will receive for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be approximately $5,000, plus transaction based charges as well as reimbursement for all out-of-pocket expenses related to the Offer estimated to be $23,000. The Subscription Agent is also the Fund's transfer agent, dividend-paying agent and registrar. Questions regarding the Subscription Certificates should be directed to State Street Bank and Trust Company, Two Heritage Drive, North Quincy, Massachusetts 02171 U.S.A. (800) 426-5523 (toll free); shareholders may also consult their brokers or nominees. Completed Subscription Certificates must be sent together with proper payment of the Estimated Subscription Price (as defined below) for all Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege to State Street Bank and Trust Company by one of the methods described below. Alternatively, Notices of Guaranteed Delivery may be sent by facsimile to (617) 774-4519, to be received by the Subscription Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Facsimiles should be confirmed by telephone at (617) 774-4511. The Fund will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 P.M., New York City time, on the

Expiration Date or by the close of business on the third business day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See "Payment for Shares" below.


(1) BY FIRST CLASS MAIL OR EXPRESS MAIL:
     State Street Bank and Trust Company
     Corporate Reorganization
     P.O. Box 9061
     Boston, Massachusetts 02205-8686
    U.S.A.

(2) BY EXPRESS MAIL OR OVERNIGHT COURIER:
     State Street Bank and Trust Company
     Corporate Reorganization
     Two Heritage Drive
     North Quincy, Massachusetts 02171
    U.S.A.

(3) BY HAND:
     State Street Bank and Trust Company
     Corporate Reorganization
     225 Franklin Street--Concourse Level
     Boston, Massachusetts 02110
    U.S.A.

or


    Bank of Boston

     c/o Boston EquiServe
     Corporate Reorganization
     55 Broadway -- 3rd Floor
     New York, New York 10006

    U.S.A.


    DELIVERY TO AN ADDRESS OTHER THAN ONE OF THE ADDRESSES LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

METHOD OF EXERCISE OF RIGHTS


     Rights are evidenced by Subscription Certificates that, except as described below under "Foreign Restrictions," will be mailed to Record Date Shareholders or, if a shareholder's shares of Common Stock are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate that accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares at the Estimated Subscription Price (as defined below under "Payment for Shares"). Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery ("Notice of Guaranteed Delivery"). A fee may be charged for this service. Fractional shares will not be issued and shareholders who receive or who have remaining fewer than three Rights will not be able to purchase a Share upon the exercise of such remaining Rights and will not be entitled to receive any cash in lieu thereof. Such shareholders may, however, request additional Shares pursuant to the Over-Subscription Privilege. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 P.M., New York City time, on the Expiration Date at one of the addresses set forth above (unless the guaranteed delivery procedures are complied with as described below under "Payment for Shares").



     Shareholders Who Are Record Owners. Shareholders who are record owners can choose between either option to exercise their Rights as described below under "Payment for Shares". If time is of the essence, option (2) under "Payment for Shares" below will permit delivery of the Subscription Certificate and payment after the Expiration Date.


     Shareholders Whose Shares Are Held by a Nominee. Shareholders whose shares are held by a nominee, such as a bank, broker or trustee, must contact that nominee to exercise their Rights. In such case, the nominee will complete the Subscription Certificate on behalf of the shareholder and arrange for proper payment by one of the methods described below under "Payment for Shares".



     Nominees. Nominees who hold shares of Common Stock for the account of others should notify the beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described below under "Payment for Shares".


FOREIGN RESTRICTIONS


     Subscription Certificates will not be mailed to shareholders whose record addresses are outside the United States. For these purposes, the United States includes its territories and possessions and the District of Columbia. Such Record Date Shareholders will receive written notice of the Offer. The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such foreign shareholders' accounts until instructions are received to exercise those Rights. If no instructions are received by the Expiration Date, such Rights will expire.


INFORMATION AGENT

     Any questions or requests for assistance may be directed to D.F. King & Co., Inc. (the "Information Agent") at the telephone number and address listed below:

                    The Information Agent for the Offer is:

                             D.F. King & Co., Inc.
                                77 Water Street
                               New York, New York
                                     10005


                            Toll Free: (800)290-6430

                                       or

                          Call Collect: (212)269-5550


     Shareholders may also contact their brokers or nominees for information with respect to the Offer.


     The Information Agent will receive an estimated fee of approximately $5,000, plus transaction based charges as well as reimbursement for all out-of-pocket expenses related to the Offer estimated to be $5,000.


PAYMENT FOR SHARES

     Shareholders who wish to acquire Shares in the Primary Subscription and pursuant to the Over-Subscription Privilege may choose between the following methods of payment:


     (1) A shareholder may send the Subscription Certificate together with payment for the Shares acquired in the Primary Subscription and for additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent. Payment should be calculated on the basis of the Estimated Subscription Price of $9.08 per Share for all Shares subscribed. To be accepted, such payment, together with the properly completed and executed Subscription Certificate, must be received by the Subscription Agent at the Subscription Agent's office at one of the addresses set forth above prior to 5:00 P.M., New York City time, on the Expiration Date. The Subscription Agent will deposit all checks and money orders received by it prior to the final payment date into a segregated interest-bearing account (which interest will be paid to the Fund) pending proration and distribution of the Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK OR BRANCH LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO FIDELITY ADVISOR KOREA FUND, INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, SHAREHOLDERS ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.



     (2) Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 P.M., New York City time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise from a bank, a trust company, or a NYSE member guaranteeing delivery of (i) payment of the Estimated Subscription Price of $9.08 per Share for the Shares subscribed for in the Primary Subscription and for any additional Shares requested pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate together with full payment is received by the Subscription Agent by the close of business on the third business day after the Expiration Date (December 18, 1996, unless the Offer is extended) (the "Protect Period").



     Within five business days after the Protect Period (December 26, 1996, unless the Offer is extended) (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each subscribing shareholder (or, if the shareholder's shares of Common Stock are held by Cede or any other depository or nominee on such shareholder's behalf, to Cede or such depository or nominee), showing (i) the number of Shares acquired in the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege,
(iii) the per Share and total purchase price of the Shares, and (iv) any additional amount payable by such shareholder to the Fund or any excess to be refunded by the Fund to such shareholder, in each case based on the Subscription Price as determined on the Pricing Date. If any shareholder exercises his or her right to acquire Shares pursuant to the Over-Subscription Privilege, any such excess payment which would otherwise be refunded to the shareholder will be applied by the Fund toward payment for Shares acquired pursuant to the exercise of the Over-Subscription Privilege. Any additional payment required from a shareholder must be received by the Subscription Agent within ten business days after the Confirmation Date (January 10, 1997, unless the Offer is extended). Any excess payment to be refunded by the Fund to a shareholder will be mailed by the Subscription Agent to such shareholder as promptly as possible. All payments by a shareholder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to FIDELITY ADVISOR KOREA FUND, INC.



     The Subscription Agent will deposit all checks received by it prior to the final payment date into a segregated interest-bearing account (which interest will be paid to the Fund) pending proration and distribution of the Shares.


     Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

     SHAREHOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED BELOW UNDER "NOTICE OF NET ASSET VALUE DECLINE."


     If a shareholder who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any additional amounts due by the tenth business day after the Confirmation Date, the Fund reserves the right to take any or all of the following actions: (i) sell such subscribed and unpaid-for Shares to other Record Date Shareholders, (ii) apply any payment actually received toward the purchase of the greatest whole number of Shares which could be acquired by such shareholder upon the exercise of the Primary Subscription and/or Over-Subscription Privilege, and/or (iii) exercise any and all other rights or remedies to which the Fund may be entitled.

     THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENT BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

     All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

NOTICE OF NET ASSET VALUE DECLINE


     Pursuant to the regulatory requirements of the U.S. Securities and Exchange Commission (the "Commission"), the Fund has undertaken to suspend the Offer until it amends this Prospectus if, subsequent to November 13, 1996 (the effective date of the Fund's Registration Statement), the Fund's net asset value declines more than 10% from its net asset value as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify shareholders of any such decline and permit shareholders to cancel their exercise of Rights.


DELIVERY OF SHARE CERTIFICATES


     Certificates representing Shares acquired in the Primary Subscription will be mailed promptly after the expiration of the Offer once full payment for such Shares has been received and cleared. Certificates representing Shares acquired pursuant to the Over-Subscription Privilege will be mailed as soon as practicable after full payment for such Shares has been received and cleared and all allocations have been completed. Participants in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder dividend reinvestment accounts in the Plan. Participants in the Plan wishing to exercise Rights for the shares of Common Stock held in their accounts in the Plan must exercise such Rights in accordance with the procedures set forth above. Shareholders whose shares of Common Stock are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be certificated and certificates representing such Shares will be sent directly to Cede or such other depository or nominee. Stock certificates will not be issued for Shares credited to Plan accounts.


FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

     For U.S. federal income tax purposes, neither the receipt nor the exercise of the Rights by shareholders will result in taxable income to holders of Common Stock, and no loss will be realized if the Rights expire without exercise.

     A shareholder's holding period for a Share acquired upon exercise of a Right begins with the date of exercise. The basis of a Right will be (a) to a shareholder who exercises the Right (i) if the fair market value of the Right on such date of distribution is less than 15% of the fair market value of the Common Stock with regard to which it is issued, zero unless the holder elects, by filing a statement with such investor's timely filed federal income tax return for the year in which the Right is received, to allocate the basis of the Common

Stock between the Right and the Common Stock based on their respective fair market values on such date of distribution and (ii) if the fair market value of the Right on such date of distribution is 15% or more of the fair market value of the Common Stock with regard to which it is distributed, a portion of the basis in the Common Stock based upon the respective fair market values of the Common Stock and the Right on such date of distribution and (b) to a shareholder who allows the Right to expire, zero. A shareholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the shareholder's basis in the Right, if any, and the Subscription Price per Share. A shareholder's gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be capital gain or loss if the Share was held at the time of sale as a capital asset and will be long-term capital gain or loss if the Share is held for more than one year.


     The foregoing is a general summary of the material U.S. federal income tax consequences of the Offer under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and Treasury regulations presently in effect that are generally applicable to shareholders that are citizens or residents of the United States, U.S. corporations, trusts, estates and any other person who would be subject to U.S. federal income tax upon the sale or exchange of the Common Stock acquired upon the exercise of the Rights, and does not cover foreign, state or local taxes. The Code and such regulations are subject to change by legislative or administrative action, which may be retroactive. Shareholders should consult their tax advisers regarding specific questions as to foreign, federal, state or local taxes. See "Taxation--U.S. Federal Income Taxes" herein and in the SAI.


EMPLOYEE PLAN CONSIDERATIONS

     Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and Individual Retirement Accounts ("IRAs") (collectively, "Benefit Plans") should be aware that additional contributions of cash to the Benefit Plan (other than rollover contributions or trustee-to-trustee transfers from other Benefit Plans) in order to exercise Rights would be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan, among other things, to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under
Section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated.

     Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

     ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may impact the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

DILUTION


     Upon the completion of the Offer, shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, because the Subscription Price per Share will be less than the net asset value per share of the Fund's Common Stock on the Pricing Date, the completion of the Offer will result in an immediate dilution of net asset value per share for all shareholders, which will disproportionately affect shareholders who do not exercise their Rights in full. Although it is not possible to state precisely the amount of such decrease in net asset value per share because it is not known at this time what the net asset value per share will be on the Expiration Date, or what proportion of the Shares will be subscribed for, or what the Subscription Price will be, such dilution could be substantial. For example, assuming all of the Shares are sold at the Estimated Subscription Price and after deducting all expenses related to the issuance of the Shares, the Fund's net asset value per share on November 8, 1996 would be reduced by approximately $0.29 or 3.04% (or, in the event that all of the Rights are exercised and the Fund increases the number of Shares subject to subscription by 25% pursuant to the Over-Subscription Privilege, by approximately $0.32 or 3.36%). See "Risk Factors and Special Considerations--Dilution."


IMPORTANT DATES TO REMEMBER


                                EVENT                                            DATE
----------------------------------------------------------------------    -------------------
Record Date...........................................................    November 15, 1996
Subscription Period...................................................    November 15, 1996
                                                                          December 13, 1996*
Expiration Date and Pricing Date......................................    December 13, 1996*
Subscription Certificates and Payment for Shares Due+.................    December 13, 1996*
Notice of Guaranteed Delivery Due+....................................    December 13, 1996*
Payment for Guarantees of Delivery Due................................    December 18, 1996*
Confirmation to Participants..........................................    December 26, 1996*
Final Payment for Shares..............................................    January 10, 1997*


---------------


* Unless the Offer is extended to a date not later than December 20, 1996.



+ A shareholder exercising Rights must deliver either (i) a Subscription
  Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery, by December 13, 1996.

                                    THE FUND


     The Fund, incorporated in Maryland, on May 25, 1994, is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity and debt securities of Korean Issuers, as defined below.



     The Fund commenced operations on October 31, 1994 following an initial public offering of 4,400,000 shares of its Common Stock. Since inception, the Fund has not paid or declared dividends or capital gains distributions. As of November 8, 1996, the value of the Fund's net assets was $42,148,361. As of September 30, 1996, approximately 96.8% of the Fund's net assets were invested in securities of Korean Issuers. The percentage of the Fund's net assets so invested will fluctuate, subject to its investment objective and policies.


                                USE OF PROCEEDS


     If 1,469,031 Shares are sold at the Estimated Subscription Price of $9.08 per Share, net proceeds of the Offer to the Fund will be approximately $12,338,596, after deducting offering expenses payable by the Fund, including the fees and expenses of the Dealer Manager and other offering expenses estimated to total $500,000. If the Fund increases the number of Shares subject to subscription by up to 25%, or 367,257 Shares, in order to satisfy over-subscription requests, the additional net proceeds to the Fund will be approximately $3,209,643. Fidelity has advised the Fund that it will invest the net proceeds of the Offer in accordance with the Fund's investment objective and the policies set forth under "Investment Objective and Policies" within six months of the Expiration Date, depending on market conditions and the availability of appropriate investments. Pending such investment, the proceeds will be invested in Temporary Investments (as defined below). See "Investment Objective and Policies--Temporary Investments."


                       INVESTMENT OBJECTIVE AND POLICIES


     The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective through investment primarily in equity and debt securities of Korean Issuers. As a matter of fundamental policy and under normal market conditions, the Fund will invest at least 65% of its total assets in equity and debt securities of Korean Issuers. As of September 30, 1996, approximately 96.8% of the Fund's net assets were invested in equity securities of Korean Issuers, and Fidelity currently anticipates that at least 80% of the proceeds of the Offer will be invested in equity securities of Korean Issuers. As used herein, "Korean Issuers" are entities that, as determined by Fidelity,
(i) are organized under the laws of Korea, (ii) regardless of where organized derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed or have at least 50% of their assets located in Korea, (iii) have the primary trading market for their securities in Korea or (iv) are the government, or its agencies or instrumentalities or other political subdivisions, of Korea. The Fund invests in companies that, in the opinion of Fidelity, possess the potential for growth. The Fund does not consider dividend income as a primary factor in choosing securities, unless Fidelity believes the income will contribute to or is an indicator of the securities' growth potential.



     Currently, foreign investors, including the Fund, are permitted to invest in the following securities of Korean Issuers: (i) common and preferred stock listed on the Korea Stock Exchange (the "KSE"); (ii) non-guaranteed convertible bonds listed on the KSE of small and medium-sized companies, shares of which are listed on the KSE, with foreign investors in the aggregate and a single foreign investor being allowed to invest in up to 30% and 5%, respectively, of the listed value of each class of such bonds; (iii) certain government or public bonds with low interest rates comparable to international interest rates acquired in the primary market; (iv) warrants representing the right to subscribe for shares of a listed company; (v) certain Won-denominated bonds issued by foreign corporations and sold outside of Korea; (vi) global or other types of depositary receipts representing rights in shares of a Korean Issuer which are issued outside Korea; (vii) convertible bonds denominated in non-Won currency and issued outside Korea; and (viii) equity warrants issued together with bonds denominated in non-Won currency outside Korea. Although the Fund is authorized to engage in various strategies to hedge its portfolio against adverse changes in the relationship between the U.S. dollar and the Won, it is not currently permitted to do so in Korea under Korean laws or regulations, except as described below, and there can be no assurance that such strategies will become permissible and available in Korea in the future. Currently, under Korean law, the Fund may enter into forward transactions between the Won and foreign currency with a foreign exchange bank in Korea up to the amount of Won which the Fund holds in connection with its investment in Korean shares plus the value of Korean shares which it has purchased and holds in its portfolio. The Fund does not presently intend to engage in these strategies outside of Korea but reserves the right to do so in the future.

     The Fund's investment objective and policy of investing at least 65% of its total assets in equity and debt securities of Korean Issuers is fundamental and cannot be changed without the approval of a majority of the Fund's outstanding voting securities, which, as used herein, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. The Fund's investment policies that are not designated fundamental policies may be changed by the Fund without shareholder approval. The Fund is designed primarily for long-term investment, and investors should not consider it a short-term trading vehicle. As with all investment companies, there can be no assurance that the Fund's investment objective will be achieved.

     Equity securities include common stocks, preferred stocks, American, global or other types of depositary receipts, rights or warrants to purchase common or preferred stock, equity interests in trusts, partnerships, joint ventures or similar enterprises and debt securities convertible into common or preferred stock.

     Korean law currently permits foreign investors such as the Fund to acquire debt securities denominated in Won to a very limited extent. At the present time, however, foreign investors are permitted to invest in debt securities issued by Korean companies outside of Korea and denominated in currencies other than the Won (including, for example, bonds (which may have attached warrants), convertible bonds, floating rate notes and commercial paper). If, in the future, additional Won-denominated debt securities become permissible investments for foreign investors, the Fund may invest in such securities.

     Debt securities may be unrated or be rated below instrument grade. The Investment Adviser will make independent evaluations as to the creditworthiness of issuers of debt securities that may differ from those of internationally recognized credit rating agency organizations, such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P"). The Fund's success in attaining its investment objective with respect to investments in debt securities will depend largely on the Investment Adviser's evaluation of the current and future creditworthiness of issuers, and of interest rate trends. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.


     Most of the securities purchased by the Fund are traded on a stock exchange or in an over-the-counter market. Subject to applicable laws and regulations, the Fund, however, may invest up to 35% of its total assets in illiquid securities, that is, equity or debt securities for which there is no readily available market or no market at all. The Fund may therefore not be able to sell readily such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately. The sale price of securities that are not readily marketable may be lower or higher than the Fund's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of these securities than with respect to companies whose securities are traded on an exchange. Securities not readily marketable are more likely to be issued by start-up, small or family businesses and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies. Adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities. While Korean law requires registration with a government agency of public offerings of securities, that law does not contain restrictions similar to those contained in the U.S. Securities Act of 1933, as amended (the "Securities Act"), regarding the length of time the securities must be held or manner of resale. There may also be contractual restrictions on the resale of securities.

     Up to 35% of the Fund's total assets may be invested in equity or debt securities of Asian Issuers, if warranted, in Fidelity's judgment, by economic or political conditions in Korea or by regulatory restrictions or overvaluation in the Korean securities markets. Asian Issuers are issuers (other than issuers meeting the definition of Korean Issuers as defined above), that, as determined by Fidelity, (i) are organized under the laws of Hong Kong, Japan or Taiwan,
(ii) regardless of where organized derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Hong Kong, Japan or Taiwan, (iii) have the primary trading market for their securities in Hong Kong, Japan or Taiwan or (iv) are governments, or their agencies, instrumentalities or other political sub-divisions, of Hong Kong, Japan or Taiwan. The Fund may also hold other instruments described below and in "Appendix A--General Characteristics and Risks of Derivatives" in the SAI.


     The Fund may invest its assets in a broad spectrum of industries. In selecting industries and companies for investment, Fidelity may consider overall growth prospects, financial condition, earnings, valuations, competitive position, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of government regulation or deregulation, management and other factors.


     Fidelity normally will invest the Fund's assets according to its investment strategy. For temporary defensive purposes, the Fund may invest without limitation in Temporary Investments (as defined below) and investment grade debt instruments, including unrated securities of equivalent credit quality as determined by Fidelity, short-term indebtedness or cash equivalents denominated in U.S. dollars or, if it becomes permissible for the Fund to so invest, denominated in Won. The Fund may also at any time, with respect to up to 35% of its total assets, invest in U.S. dollar-denominated money market instruments as reserves for dividends and other distributions to shareholders.


TEMPORARY INVESTMENTS


     The Fund may hold and/or invest its assets without limitation in cash and/or Temporary Investments pending investment in accordance with the Fund's investment objective and policies and for temporary defensive purposes. To the extent that the Fund invests in Temporary Investments, it may not achieve its investment objective. In addition, for cash management purposes, the Fund may invest its assets in cash and/or rated or unrated short-term debt securities of any quality.


     Temporary Investments include high grade debt securities (rated A or above by S&P or A or above by Moody's or with an equivalent rating by any other nationally recognized securities rating organization) or unrated securities judged by Fidelity to be of equivalent quality, denominated in U.S. dollars or in another freely convertible currency including: (1) short-term (less than 12 months to maturity) and medium-term (not more than five years to maturity) obligations issued or guaranteed by (a) the U.S. government, its agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ("supranational entities"); (2) U.S. finance company obligations, corporate commercial paper and other short-term commercial obligations; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and (4) repurchase agreements with respect to securities in which the Fund may invest.

     Repurchase agreements are contracts pursuant to which the seller of a security agrees at the time of sale to repurchase the security at an agreed upon price and date. When the Fund enters into a repurchase agreement, the seller will be required to maintain the value of the securities subject to the repurchase agreement, at not less than their repurchase price. Repurchase agreements may involve risks in the event of insolvency or other default by the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. While it does not appear possible to eliminate all risks from these transactions, it will be the Fund's policy to limit repurchase agreement transactions to those parties whose creditworthiness has been reviewed and found satisfactory by Fidelity.

OTHER INVESTMENTS


     Illiquid Securities. The Fund may invest up to 35% of its total assets, valued at the time of purchase, in illiquid securities, that is, securities for which there is no readily available market, or no market at all. The Fund may be unable to dispose of its holdings in illiquid securities at market prices and may have to dispose of such securities over extended periods of time. See "Risk Factors and Special Considerations--Risks of Investing in Korean and Other Asian Issuers--Thinly Traded Markets and Illiquid Investments." In many cases, illiquid securities will be subject to contractual or legal restrictions on transfer. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.


     Although not all the securities held by the Fund will be illiquid, the Fund anticipates that all or most of its portfolio securities generally will be less liquid than those traded in U.S. securities markets.


     Depositary Receipts. The Fund may invest in securities of Korean Issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and corporate actions.



     Shares of Other Investment Companies. The Fund may invest in investment companies which invest principally in securities in which the Fund is authorized to invest. The Fund does not intend to invest in such investment companies unless, in the judgment of Fidelity, the potential benefits of such investment justify the payment of any applicable premium, sales load and expenses. From time to time, such investment companies may be the sole means by which the Fund may invest in securities of certain Korean Issuers. See "Risk Factors and Special Considerations--Risks of Investing in Korean and Other Asian Issuers--Investment Restrictions and Foreign Exchange Controls." Under the 1940 Act, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company provided that the investment does not represent more than 3% of the voting stock of the related acquired investment company. To the extent the Fund invests in other investment companies, the Fund's shareholders will indirectly incur certain duplicative fees and expenses, including investment advisory fees and sales loads paid for transactions in shares of such investment companies. For a discussion of possible consequences under U.S. federal income tax laws of the Fund's investment in foreign investment funds, see "Taxation-- U.S. Federal Income Taxes."


     Rule 144A Securities. The Fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. One effect of Rule 144A is that certain Rule 144A securities may be liquid, though there is no assurance that a liquid market for any particular Rule 144A security will develop or be maintained. In promulgating Rule 144A, the Commission stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors.

However, the Commission stated that the board may delegate the day-to-day function for determining liquidity to the investment company's investment adviser, provided that the board retains sufficient oversight. The Board of Directors has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid securities. Pursuant to those policies and procedures, the Board of Directors delegated to the Investment Manager and the Investment Adviser the determination as to whether a particular security is liquid or illiquid. For the purpose of determining whether the Fund can invest in additional illiquid securities, if any Rule 144A security previously determined to be liquid is later determined to be illiquid, such security will be considered illiquid.


     Convertible Securities. The Fund may invest in convertible securities including securities that are unrated or rated below investment grade. See "Risk Factors and Special Considerations--Debt Securities--High Yield, High Risk Securities."

     A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common or preferred stock or sell it to a third party.


     Warrants. The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.


     Equity-Linked Debt Securities. The Fund may invest in equity-linked debt securities. The amount of interest and/or principal payments which the issuer of equity-linked debt securities is obligated to make is linked to the performance of a specified index of equity securities and may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, equity-linked debt securities are more volatile than other types of debt securities and an investment in equity-linked debt securities may be considered speculative.

     Loans and Other Direct Debt Instruments. The Fund may invest in loans and other direct debt instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and transfers are normally possible only through individually negotiated private transactions. See "Risk Factors and Special Considerations-- Loans and Other Direct Debt Instruments."


     Borrowings. The Fund may borrow from banks and other investment companies advised by the Investment Manager for temporary or emergency purposes and to finance tender offers and share repurchases. Borrowings by the Fund create an opportunity for greater total return but, at the same time increase exposure to capital risk. In addition, borrowed funds are subject to interest costs which may offset or exceed the return earned on investment of such funds, and which, if the borrowed funds are used to pay dividends or finance share repurchases or tender offers, will reduce the Fund's net income. Although the Fund is permitted to borrow, as indicated above, the Fund has no present intention of engaging in leveraging by borrowing.


     Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate assets in a segregated custodial account to cover its obligation under the agreement, which will consist only of liquid assets that are consistent with the interpretations of the Commission's staff ("liquid assets"), which may include cash, U.S. government securities or other liquid high grade debt securities. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Fidelity. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.


     Real Estate-Related Instruments. The Fund may invest in real estate-related instruments, including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

                        ADDITIONAL INVESTMENT PRACTICES

HEDGING AND DERIVATIVES

     Certain investment practices in which the Fund is authorized to engage to hedge market risk, such as certain currency hedging techniques, including currency options and futures, options on such futures and forward foreign currency transactions, and certain investment techniques, such as the lending of portfolio securities, forward commitments, standby commitment agreements and the purchase or sale of put and call options, are not currently permitted under Korean laws or regulations. The Fund may engage in these hedging or investment practices to the extent the practices become available in the future or with respect to instruments outside Korea. See "Appendix A--General Characteristics and Risks of Derivatives" in the SAI for a further discussion of currency hedging techniques. The Fund is also authorized to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors, few of these strategies can practicably be used to a significant extent by the Fund at the present time and may not become available for extensive use in the future. Over time, techniques and instruments may change as new instruments and strategies are developed or regulatory changes occur.


     Subject to the constraints described above, the Fund may purchase and sell interest rate, currency or stock index futures contracts and enter into currency forward contracts and currency swaps; it may purchase and sell (or write) exchange listed and over-the-counter put and call options on debt and equity securities, currencies, futures contracts, fixed income and stock indices and other financial instruments and it may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent Fidelity determines that they are consistent with the Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to herein as "Derivatives"). See "Appendix A--General Characteristics and Risks of Derivatives" in the SAI. The Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio; provided, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, currency forward contracts, currency futures contracts, currency swaps and options on currency or currency futures contracts.



     Derivatives may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular debt or equity securities. The ability of the Fund to utilize Derivatives successfully will depend on the Fidelity's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select portfolio securities. The use of Derivatives in certain circumstances will require that the Fund segregate liquid assets, which may include cash, U.S. government securities or other liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.


     A detailed discussion of Derivatives, including applicable requirements of the U.S. Commodity Futures Trading Commission and the U.S. Securities and Exchange Commission, the requirement to segregate assets with respect to these transactions and special risks associated with such strategies, appears in Appendix A in the SAI. See also "Risk Factors and Special Considerations-- Investment Practices."

     The degree of the Fund's use of Derivatives may be limited by certain provisions of the Code. See "Taxation."

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in market prices. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund generally will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. As an alternative, the Fund may elect to treat when-issued or delayed delivery securities as senior securities representing indebtedness, which are subject to asset coverage requirements under the 1940 Act.

PURCHASE OF SECURITIES ON MARGIN

     The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts will not constitute purchasing securities on margin. Current Korean laws and regulations do not allow foreign investors such as the Fund to purchase Korean securities on margin.

SHORT SALES "AGAINST THE BOX"

     The Fund may from time to time sell securities short "against the box." If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities at no added cost) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the Fund engages in any short sales against the box it will incur the risk that the security sold short will appreciate in value after the sale, with the result that the Fund will lose the benefit of any such appreciation.


     The Fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if Fidelity anticipates a decline in the price of the stock underlying a convertible security the Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.



     The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of liquid assets, which may include cash, U.S. government securities or other liquid high grade debt obligations. In addition, the Fund will place in a segregated account with its custodian, or designated sub-custodian, an amount of liquid assets equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any liquid assets deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (1) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and the (2) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold. A lesser amount of assets may be set aside by the Fund if it owns certain types of instruments, such as a call option on the security sold short, that effectively "cover" the short sale.


     Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The Fund is not currently permitted under Korean laws and regulations to engage in short sales of Korean securities.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

DILUTION


     An immediate dilution of the net asset value per share of Common Stock will be experienced as a result of the Offer because the Subscription Price will be less than the Fund's then net asset value per share (and the Fund will incur expenses in connection with the Offer), and the number of shares outstanding after the Offer will increase in a greater percentage than the increase in the size of the Fund's assets. In addition, Record Date shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Although it is not possible to state precisely the amount of such a decrease in net asset value per share because it is not known at this time what the net asset value per share will be on the Expiration Date, what proportion of the Shares will be subscribed for or what the Subscription Price will be, such dilution could be substantial. For example, assuming all of the Shares are sold at the Estimated Subscription Price and after deducting all expenses related to the issuance of the Shares, the Fund's net asset value per share on November 8, 1996 would be reduced by approximately $0.29 or 3.04% (or, in the event that all of the Rights are exercised and the Fund increases the number of Shares subject to subscription by 25% pursuant to the Over-Subscription Privilege, by approximately $0.32 or 3.36%).


RISK OF INVESTING IN KOREAN AND OTHER ASIAN ISSUERS


     Investors should recognize that investing in securities of Korean Issuers and other Asian Issuers involves the potential for significant stock market fluctuations as well as certain other risks and special considerations including those set forth below, which are not typically associated with investing in U.S. securities. These include: (i) certain restrictions on foreign investment in the Korean securities markets that will preclude investment in certain securities by the Fund and limit investment opportunities for the Fund; (ii) currency devaluations and fluctuations in the rate of exchange between the U.S. dollar and the Won with the resultant fluctuations in the net asset value of the Fund (which is expressed in U.S. dollars); (iii) substantial government involvement in, and influence on, the Korean economy and the private sector; (iv) political, economic and social instability, including the potential for increased militarization in North Korea; (v) the substantially smaller size and lower trading volume of the securities markets for Korean equity securities compared to the U.S. securities markets, resulting in a potential lack of liquidity and increased price volatility; (vi) the risk that large Korean institutional investors may adversely impact the market value of securities in the Fund's portfolio; (vii) the risk that less information with respect to Korean companies may be available due to the fact that Korean accounting, auditing and financial reporting standards are not equivalent to those applicable to U.S. companies;
(viii) the heavy concentration of market capitalization and trading volume in a small number of issuers, which results in potentially fewer investment opportunities for the Fund; (ix) fluctuations in the prices and premium valuations of securities held by the Fund that are traded over the counter among foreign investors; (x) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange Won for U.S. dollars; (xi) the risk of nationalization or expropriation of assets or confiscatory taxation; (xii) higher rates of inflation; (xiii) less government supervision and regulation of Korean securities markets and participants in those markets; (xiv) settlement delays; (xv) the risk that tax or dividends will be withheld at the source; (xvi) the limited availability of currency hedging techniques in the Korean markets; (xvii) the fact that companies in Korea may be smaller, less seasoned and newly organized; (xviii) the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and (xix) the risk of taxation of the Fund, its investments and its income by Korea.


  INVESTMENT RESTRICTIONS AND FOREIGN EXCHANGE CONTROLS


     Investment in securities of Korean companies by foreign investors is subject to significant restrictions and controls. As a result, the Fund may be limited in its investments or precluded from investing in certain Korean companies, which may adversely affect the performance of the Fund. Conversion of Won into U.S. dollars or other foreign exchange, transfer of funds from Korea to foreign countries and repatriation of foreign capital invested in Korea are subject to certain regulatory requirements pursuant to foreign exchange control laws and regulations. See "The Securities Markets of Korea--Regulation of Foreign Investment." Under the Foreign Exchange Management Act, if the Minister of Finance and Economy of Korea deems that an event of emergency is likely to occur, he may impose any necessary restrictions such as requiring foreign investors, including the Fund, to obtain approval for the acquisition of Korean equity securities or for the remittance overseas of the sale proceeds thereof.



     Foreign investors are allowed to directly purchase and sell equity securities listed on the KSE subject to certain investment ceiling and procedural requirements. As of October 1, 1996, the limit on the percentages of a company's outstanding equity securities that may be held by foreign investors as a group was raised from 18% to 20%. Foreign investors such as the Fund are unable to effect share purchase transactions on the KSE in a security that has reached or exceeded the maximum aggregate foreign ownership limit (or the limit less odd-lot shares). As of June 30, 1996, of the 30 largest KSE-listed companies (as measured by total market capitalization), which accounted for approximately 50.5% of the aggregate market capitalization of the KSE, nearly all had reached or exceeded the applicable maximum aggregate foreign ownership limit. As of September 24, 1996, 85 companies of the 724 companies listed on the KSE had reached or exceeded the applicable maximum aggregate foreign ownership limit (11.7% of all companies listed on the KSE). As of June 30, 1996, 13.4% and 11.2% of the permitted foreign holding amount were invested by foreign investors in terms of KSE market capitalization and the number of shares, respectively. During 1994 and 1995, approximately U.S.$18.7 billion was invested in Korea by foreign investors for equity investment, of which approximately U.S.$14.5 billion in equity investments was sold and repatriated outside Korea. During the first six months in 1996, aggregate inflow of foreign equity investments totaled approximately U.S.$7.1 billion by foreign investors and aggregate sales and repatriation of foreign equity investments equaled approximately U.S.$4.1 billion. The Korean government has implemented a system to monitor foreign investment limits and transactions, including the issuance of an investment registration card to each foreign investor for equity investment and a separate card for debt investment. The Fund has obtained the equity investment registration card and the debt investment registration card.



     The Securities and Exchange Commission of Korea (the "KSEC") and the MOFE have authority to increase or decrease foreign investment limits and from time to time has exercised such authority. Subject to certain exceptions the percentage of each class of a company's outstanding equity securities that may be held by a single foreign investor and by all foreign investors as a group currently is 5% and 20%, respectively. The Korean government has announced its intention to gradually raise the aggregate foreign investment limit by 3% in each of 1997, 1998 and 1999, and to consider in 2000 whether it will abolish such limit. If, and when, the aggregate foreign investment limit is raised, the Fund may have more flexibility in selecting investments for its portfolio. There can be no assurance that the aggregate foreign investment limit will be raised. In addition to equity securities listed on the KSE, foreign investors are allowed to invest in (i) non-guaranteed convertible bonds listed on the KSE of small and medium-sized companies, shares of which are listed on the KSE, with foreign investors in the aggregate and a single foreign investor being allowed to invest in up to 30% and 5%, respectively, of the listed value of each class of such bonds; (ii) certain government or public bonds with low interest rates comparable to international interest rates acquired in the primary market; (iii) warrants representing the right to subscribe for shares of a listed company; (iv) certain Won-denominated bonds issued by foreign corporations and sold outside of Korea; (v) global or other types of depositary receipts representing rights in shares of a Korean Issuer which are issued outside Korea; (vi) convertible bonds denominated in non-Won currency and issued outside Korea; and (vii) equity warrants issued together with bonds denominated in non-Won currency outside Korea.


     Securities acquired by foreign investors must be traded on the KSE, with certain exceptions as described below. For transactions on the KSE, a foreign investor must open a Won account for securities transactions with a securities company for stock investment and a separate account for bond investment and at that time must present its investment registration card to the securities company.


     A foreign investor that intends to acquire equity securities must designate a foreign exchange bank in Korea at which it must open a foreign currency account and a Won account ("Foreign Currency Account" and "Won Account," respectively) exclusively for equity investments and a separate set of such accounts for debt investments. No approval is required for remittance into Korea and deposit of foreign currency funds in the Foreign Currency Account. Upon confirmation by the designated foreign exchange bank, foreign currency funds may be transferred from the Foreign Currency Account at the time required to place a deposit for, or to settle the purchase price of, a stock purchase transaction to a Won Account opened at a securities company. Funds in the Foreign Currency Account may be remitted abroad without governmental approval.



     Dividends on shares, or interest on bonds, of Korean companies are paid in Won. No governmental approval is required for foreign investors to receive dividends or interest on, or the Won proceeds of the sale of, any such shares or bonds to be paid, received and retained in Korea. Dividends paid on, and the Won proceeds of the sale of, any such shares or bonds held by a non-resident of Korea must be deposited either in a Won Account with the investor's securities company or its Won Account according to the type of investment (i.e., monies relating to equity investment must be deposited at the stock account and monies relating to debt investment must be placed in the bond account). Funds in the investor's Won Account may be transferred to its Foreign Currency Account or withdrawn for local living expenses (subject to a certain limitations), in each case following a report to the investor's designated foreign exchange bank. In addition, funds in the Won Account may be used for future investment in stocks or bonds or for payment of the subscription price of new shares obtained through the exercise of pre-emptive rights. In 1995, certain designated securities companies were allowed to open Foreign Currency Accounts and Won Accounts with foreign exchange banks exclusively for accommodating foreign investors' equity investments in Korea.


     The repatriation of capital invested by foreign investors may be restricted by the Korean government in its discretion in certain emergency circumstances including, but not limited to, sudden fluctuations in interest rates or exchange rates, extreme difficulty in stabilizing the balance of payments or a substantial disturbance in the Korean financial or capital markets. It is impossible to predict the extent to which foreign investment will continue to increase in Korea or the Fund's ability to participate in such increased foreign investment in light of the foreign holding limitations or governmental restrictions that may be imposed in the future.


     Foreign investors may trade securities of Korean companies only through the KSE except in certain limited circumstances, which include odd-lot trading of securities, acquisition of shares upon the exercise of warrants, conversion rights under convertible bonds or withdrawal rights under depositary receipts issued outside of Korea by a Korean company, acquisition of shares as a result of exercising applicable conversion rights attached to certain eligible domestic convertible bonds issued by small and medium-sized listed companies, acquisition of shares as a result of inheritance, donation, bequeathal or exercise of shareholders' rights (preemptive rights or rights to participate in free distributions and receive dividends), and direct transactions between foreigners involving the transfer of a class of shares for which the ceiling on acquisition by foreigners in total (as explained above) has been reached or exceeded ("foreign OTC transactions"). Odd-lot trading of shares outside the KSE must involve a licensed securities company in Korea as the second party. For direct transfers of shares outside the KSE between foreigners, a securities company licensed in Korea must act as an intermediary. However, foreign investors such as the Fund are not permitted to enter into such foreign OTC transactions with branches and subsidiaries of foreign banks, securities companies and insurance companies. Foreign OTC transactions typically occur at a premium over prices on the KSE. The Fund may invest in shares of KSE-listed companies through such foreign OTC transactions, and thus pay a premium over the share prices quoted on the KSE. There can be no assurance that the Fund will be able to realize such premium if it sells the shares to another foreign investor. Such premium may be affected by changes in regulation and otherwise, including any change in the percentage of foreign stock ownership permitted in KSE-listed companies. Foreign investors are prohibited from engaging in margin transactions.

  EXCHANGE RATE FLUCTUATIONS

     Fidelity currently anticipates that, once the proceeds of the Offer are fully invested, at least 80% of the Fund's total assets will be invested in equity securities of Korean Issuers. As a result, most of the income received by the Fund, and assets held by the Fund will be denominated in Won. The computation of net asset value and the distribution of income by the Fund, however, will be made in U.S. dollars. Therefore, the Fund's reported net asset value and its computation and distribution of income in U.S. dollars will be affected adversely by reductions in the value of the Won relative to the U.S. dollar. The Fund also will incur costs of conversion between currencies. In addition, the computation of income and capital gains will be made on the date of its accrual by the Fund at the foreign exchange rate in effect on that date, and thus, if the value of the Won falls relative to the U.S. dollar between recognition of the income and the making of Fund distributions, the Fund may be required to liquidate investments in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Code. Such liquidation of investments, if required, may have adverse effects on the Fund's performance. In addition, if the liquidated investments include securities that have been held less than three months, such sales may jeopardize the Fund's status as a regulated investment company under the Code. See "Taxation."


     Prior to 1980, the value of the Won was fixed against the U.S. dollar. In January 1980, the Korean government devalued the Won against the U.S. dollar by 16.6%, in part to enhance the competitiveness of Korean exports. Since June 1, 1996, the permitted daily range of fluctuation was increased to plus or minus 2.25%. See "The Republic of Korea--Foreign Exchange." The Won appreciated in value an aggregate of 23.74% relative to the U.S. dollar between December 1985 and December 1989, depreciated by 18.9% in value relative to the U.S. dollar between December 1989 and December 1993, and appreciated again by 4.13% in value relative to the U.S. dollar between December 1993 and December 1995. See "The Republic of Korea."



     The Fund is permitted to engage in a variety of currency hedging transactions, which may involve certain risks, although such transactions, with certain exceptions, are not currently permitted under Korean law or regulations. See "Investment Objective and Policies--Other Investments" and "Additional Investment Practices" herein and "Appendix A--General Characteristics and Risks of Derivatives" in the SAI.


  POLITICAL AND ECONOMIC FACTORS


     The value of the Fund's assets may be adversely affected by political, economic or social instability in Korea. Following World War II, the Korean peninsula was partitioned. The demilitarized zone at the boundary between Korea and North Korea was established after the Korean War of 1950-1953 and is supervised by United Nations forces. The United States maintains a military force in Korea to help deter the ongoing military threat from North Korean forces. The situation remains a source of tension, although negotiations to ease tensions and resolve the political division of the Korean peninsula have been carried on from time to time. There also have been efforts from time to time to increase economic, cultural and humanitarian contacts between North Korea and Korea. There can be no assurance that such negotiations or efforts will continue to occur or will result in an easing of tensions between the two nations. Tension between the two Koreas rose following the announcement in March 1993 by North Korea of its intention to withdraw from the Nuclear Non-Proliferation Treaty. Subsequent events involving, among other things, North Korea's refusal to comply with the Nuclear Non-Proliferation Treaty and the death on July 8, 1994 of North Korea's President, Kim Il-Sung, have caused the level of tension between the two Koreas to fluctuate. Recently, tension between Korea and North Korea increased following the discovery of a North Korean submarine off the coast of Korea in September 1996 and the ensuing manhunt for the submarine's crew members and North Korean commandos. No assurance can be given that the level of tension will not increase or change abruptly as a result of future events, including political developments in the dispute concerning North Korea's nuclear program (such as any moves to impose trade sanctions against North Korea, further increasing political tensions and the risk of military conflict) or developments related to proposed meetings between Korea and North Korea. See "The Republic of Korea."



     The heightened tensions between Korea and North Korea have depressed new foreign investment in Korea from time to time and the availability of foreign financing for Korean companies, and the uncertainty surrounding the situation may adversely affect the economic climate in Korea. The tensions between Korea and North Korea also may adversely affect the prices of the Fund's portfolio securities and the Fund's share price.


     In addition, there have been reports of increased militarization in North Korea, accompanied by a general economic decline in that country. Military action or the risk of military action or the economic collapse of North Korea could have a material adverse effect on Korea, and consequently, on the ability of the Fund to achieve its investment objective.

     The domestic political situation in Korea has undergone significant change in recent years. Following the 1979 assassination of President Park Chung Hee, General Chun Doo Hwan became President under an authoritarian regime which emphasized social and political order, while encouraging renewed economic growth. Following public demonstrations, Roh Tae Woo was democratically elected as President in December 1987. In December 1992, the Korean people elected Kim Young Sam as President. Kim Young Sam is the first popularly elected President of Korea since 1960 not affiliated with the military.

     With its lack of natural resources and with exports constituting a large proportion of GNP, the Korean economy is significantly affected by changes in commodity prices (particularly oil), changes in protectionist sentiment among its trading partners and exchange rate movements. The rapid economic development of Korea has in the past led to large foreign borrowings.

     Korean companies tend to be substantially more leveraged than U.S. and European companies. The high degree of leverage increases the risk of business failures should adverse business conditions develop. In addition, Korean accounting, auditing and financial reporting standards and practices are not equivalent to those in the United States. Therefore, certain material disclosures (including disclosures as to off-balance sheet financing loan guaranties) may not be made, and less information may be available with respect to investments in Korea than with respect to those in the United States.

  MARKET CHARACTERISTICS


     Differences Between the U.S. and Korean Markets. The Korean securities markets have substantially less volume than the NYSE, and equity and debt securities of most Korean companies are less liquid and more volatile than equity and debt securities of U.S. companies of comparable size. Many companies traded on Korean securities markets are smaller, newer and less seasoned than companies traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, the Korean securities markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that Korea experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in Korea may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. Korean securities markets may also be subject to substantial governmental control, which may cause sudden or prolonged disruptions in market prices unrelated to supply and demand considerations. This may also be true of currency markets. The development of the Korean securities markets may be attributed to, among other things, the Korean government's extensive involvement in the private sector, including the securities markets. The aggregate market capitalization of domestic equity securities listed on the KSE was approximately W134 trillion (approximately U.S.$165 billion) at June 30, 1996, as compared to approximately U.S.$6.65 trillion on the NYSE. As discussed above in "Investment Restrictions and Foreign Exchange Controls," however, only a small portion of the equity securities that compose this market capitalization may be purchased by foreign investors.



     The Korean government has from time to time taken measures to minimize excessive price volatility on the KSE, including the imposition of limitations on daily price movements of securities and varying margin requirements. Such actions by the Korean government have had and in the future could have a significant effect on the market prices and dividend yields of Korean equity securities. In particular, during 1990, the Korea Securities Stabilization Fund (the "Stabilization Fund"), a partnership operated by its contributors which include substantially all KSE-listed companies, Korean securities companies and certain institutional investors, was formed to stabilize the market through the purchase and sale of securities. On April 30, 1996, the contributors to the Stabilization Fund adopted a resolution to liquidate the Stabilization Fund on May 3, 1996. Such resolution provided that upon the liquidation of the Stabilization Fund, its cash and liquid assets, amounting to approximately Won
1.3 trillion, would be distributed to its members by August 1996, while the listed shares held by the Stabilization Fund, with an aggregate market value of approximately Won 4.1 trillion (approximately 3% of the market capitalization of equity securities listed on the KSE), would be deposited with the Korea Securities Depositary and thereafter distributed to its members at the rate of 20% per annum beginning in May 1998. This schedule for distribution of listed shares is subject to amendment in accordance with market conditions. The first distribution of cash, in the amount of Won 922 billion, was made by the Stabilization Fund to its members in September 1996. The remaining cash held by the Stabilization Fund is scheduled to be distributed in February 1997.


     Government Supervision of Korean Securities Markets; Legal System. There is less government supervision and regulation of securities exchanges, listed companies and brokers in Korea than exists in the United States. Less information, therefore, may be available to the Fund than in respect of investments in the United States. Further, in Korea, less information may be available to the Fund than to local market participants. Brokers in Korea may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political, or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in Korea develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Currently a mixture of legal and structural restrictions affect the Korean securities markets.

     Financial Information and Standards. Korean accounting, auditing and financial standards and requirements differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Korean issuer may not reflect its financial position or results of operations in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about issuers in Korea than is available about U.S. issuers.

  SUBSTANTIAL GOVERNMENT INFLUENCE ON THE PRIVATE SECTOR

     The Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The Korean government from time to time has informally influenced the payment of dividends and the prices of certain products, encouraged companies to invest or to concentrate in particular industries, induced mergers between companies in industries suffering from excess capacity and induced private companies to publicly offer their securities. In addition, the government has sought to minimize excessive price volatility on the KSE through various steps, including the imposition of limitations on daily price movements of securities. Such actions by the government in the future could have a significant effect on the market prices and dividend yields of equity securities, including those in the Fund's portfolio.

  THINLY TRADED MARKETS AND ILLIQUID INVESTMENTS


     Compared to securities traded in the United States, generally all securities of Korean Issuers may be considered to be thinly traded. Even relatively widely held securities in Korea may not be able to absorb trades of a size customarily transacted by institutional investors, without price disruptions. Accordingly, the Fund's ability to reposition itself will be more constrained than would be the case for an investment company that invests in the U.S. equity market. In addition, the Fund may invest up to 35% of its total assets in illiquid equity or debt securities, i.e., securities for which there is no readily available market, or no market at all. Investment of the Fund's assets in relatively illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity are particularly acute in situations when the Fund's operations require cash, such as when the Fund repurchases shares, commences a tender offer, or pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.


     Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued because of the absence of a market for such investments. Under the supervision of the Board of Directors, the Investment Manager and the Investment Adviser determine the liquidity of the Fund's investments and, through reports from the Investment Manager, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Investment Manager and the Investment Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Directors. If through a change in values, assets, or other circumstances, the Fund were in a position where more than 35% of its total assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity.

  SETTLEMENT PROCEDURES AND DELAYS

     Settlement procedures in Korea are somewhat less developed and reliable than those in the United States and in other developed securities markets, and the Fund may experience settlement delays or other material difficulties. Accordingly, the Fund may be subject to significant delays or limitations on the volume of trading during any particular period as a result of these factors. The foregoing factors could impede the ability of the Fund to effect portfolio transactions on a timely basis and could have an adverse impact on the net asset value of the shares of the Fund's Common Stock and the price at which the shares trade.

  INVESTMENTS IN ASIAN ISSUERS

     Up to 35% of the Fund's total assets may be invested in equity and debt securities of Asian Issuers, if warranted, in Fidelity's judgment, by economic, political or regulatory conditions in Korea or valuations in the Korean securities markets relative to such conditions. Asian Issuers are issuers (other than issuers meeting the definition of Korean Issuers as defined below), that
(i) are organized under the laws of Hong Kong, Japan or Taiwan, (ii) regardless of where organized, and as determined by Fidelity, derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in Hong Kong, Japan or Taiwan, (iii) have the primary trading market for their securities in Hong Kong, Japan or Taiwan or

(iv) are governments, or their agencies, instrumentalities or other political sub-divisions of Hong Kong, Japan or Taiwan.


     The risk factors identified herein with respect to Korean Issuers generally also apply to investments the Fund may make in Asian Issuers, although the specific nature of such risks may vary according to the country in which investments are made. In addition, Korea, Hong Kong, Japan and Taiwan may be subject to greater degrees of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could disrupt the principal financial markets in which the Fund invests and cause losses to the Fund.



     Hong Kong. In Hong Kong, the implementation of British proposals to extend limited democracy have caused a political rift with the Peoples Republic of China (the "PRC"), which is scheduled to assume sovereignty over Hong Kong in July 1997. In particular, the PRC has stated that it intends to abolish Hong Kong's Legislative Council and restructure the governmental system. Although the PRC has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for 50 years after regaining control of Hong Kong, the continuation of the current economic system in Hong Kong after the reversion will depend on the actions of the PRC government. The PRC and the United Kingdom have also yet to resolve their differences on certain issues relating to the reversion of sovereignty, such as the nationality status of certain ethnic minorities in Hong Kong and electoral reforms. With the impending return of Hong Kong to the PRC, sensitivity in Hong Kong to political developments and statements by public figures in the PRC has increased. Business confidence in Hong Kong, therefore, can be significantly affected by such developments and statements, which in turn can affect markets and business performance. The Hong Kong stock market can be particularly volatile and is sensitive both to developments in the PRC and to the strength of other world markets.


     Japan. Japan currently has the second-largest GDP in the world. The Japanese economy has grown substantially over the last three decades. Its growth rate averaged over 5% in the 1970s and 1980s. However, in 1992, the growth rate in Japan slowed to 0.6% and the budget showed a deficit of 1.5% percent of GDP. Despite small rallies and market gains, Japan has been plagued with economic sluggishness. Economic conditions have weakened considerably in Japan since October 1992. The boom in Japan's equity and property markets during the expansion of the late 1980s supported high rates of investment and consumer spending on durable goods, but both of these components of demand have now retreated sharply following the decline in asset prices. Profits have fallen sharply, the previously tight labor market conditions have eased considerably, and consumer confidence is low. The banking sector has experienced a sharp rise in non-performing loans, and strains in the financial system are likely to continue. The decline in interest rates and two large fiscal stimulus packages should help to contain the recessionary forces, but substantial uncertainties remain. The general government position has deteriorated as a result of weakening economic growth, as well as stimulative measures taken recently to support economic activity and to restore financial stability. Although Japan's economic growth has declined significantly since 1990, Fidelity believes many Japanese companies seem capable of rebounding due to increased investments, smaller borrowings, increased product development and continued government support.

     Taiwan. As Taiwan's domestic labor costs have risen, Taiwanese manufacturers have been aggressively relocating production facilities to the southern PRC provinces of Guangdong and Fujian. In addition, as costs in the southern PRC have increased, Taiwanese manufacturers are developing facilities further north, utilizing their historic ties to the region surrounding Shanghai. If official relations between the PRC and Taiwan improve, Taiwan may eventually replace Hong Kong as the PRC's largest regional trading partner.

     In addition, in Hong Kong and Taiwan, there are restrictions on the percent of permitted foreign investment in shares of certain companies, mainly those in highly regulated industries, although in Taiwan there are limitations on foreign ownership of shares of any listed company. Investment in Taiwan requires an investment permit. If Fidelity were to consider investing Fund assets in Taiwan, it would be necessary to apply for such a permit on behalf of the Fund. The Fund may not be permitted to invest in Taiwan until such permit is issued. Taiwan imposes a waiting period on the repatriation of investment capital for certain foreign investors. These restrictions may in the future make it undesirable for the Fund to invest in Taiwan.



     With respect to investments in Taiwan, it should be noted that Taiwan lacks formal diplomatic relations with many nations, although it conducts trade and financial relations with most major economic powers. Both the government of the PRC and the government of the Republic of China in Taiwan claim sovereignty over all of China. Although relations between Taiwan and the PRC are currently peaceful, renewed friction or hostility could interrupt operations of Taiwanese companies in which the Fund invests and create uncertainty that could adversely affect the value and marketability of its Taiwanese investments. Tension also exists over the PRC's possession of nuclear capabilities and its proximity to Taiwan.


DEBT SECURITIES--HIGH YIELD, HIGH RISK SECURITIES

     The Fund's investment policies do not limit the percentage of the Fund's debt securities investments which may be invested in debt securities that are unrated or rated below investment grade. Under current Korean laws and regulations, the Fund is prohibited from investing in debt securities denominated in Won except to a very limited extent as explained above. The market value of debt securities generally varies in response to changes in interest rates and the financial conditions of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

     The Fund's investments in debt securities of Korean Issuers or of Asian Issuers may generally be considered to have credit quality below investment grade as determined by internationally recognized credit rating agency organizations. Debt securities rated below investment grade (commonly referred to as "junk bonds" when issued in the United States) are considered to be speculative. Investment in low rated securities typically involves risks not associated with higher rated securities, including, among others, overall greater risk of timely and ultimate payment of interest and principal, potentially greater sensitivity to general economic conditions, greater market price volatility and less liquid secondary market trading. Certain of the Fund's investments may be considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal.

     Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses in seeking recovery. See "Appendix B--Debt Ratings" in the SAI for a description of ratings of debt instruments.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and total return could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Korea will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on Fidelity's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

     The Fund limits the amount of total assets that it will invest in any one issuer. For purposes of these limitations, the Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, the Commission's interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, even if the underlying borrowers represent many different companies.

SWAP AGREEMENTS

     Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if Fidelity determines it is consistent with the Fund's investment objective and policies.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

     The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     The Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

INDEXED SECURITIES

     The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     To the extent that the Fund invests in indexed securities, it will be subject to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Certain indexed securities may have the effect of providing a degree of investment leverage, because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market value of such securities will generally be more volatile than the market values of fixed-rate securities.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

INVESTMENT PRACTICES


     Certain risks and special considerations of certain of the investment practices in which the Fund may engage are described above under "Investment Objective and Policies" and "Additional Investment Practices." In addition, the Fund's ability to engage in these investment practices may be limited by certain rules and regulations in Korea. Derivatives (as defined below) involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent Fidelity's view as to certain market movements is incorrect, the risk that the use of a Derivative could result in greater losses than if it had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the derivative instrument will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of Derivatives will reduce the Fund's net asset value, and possibly income, and the losses may be greater than if Derivatives had not been used. Additional information regarding the risks and special considerations associated with Derivatives appears in "Appendix A--General Characteristics and Risks of Derivatives" in the SAI.


NON-DIVERSIFICATION


     The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a single issuer or a smaller number of issuers and, as a result, could be subject to greater risk of loss including losses due to changes in financial condition or the market's assessment of a single issuer. The Fund, however, intends to continue to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company, which generally limits investments in any one issuer to 25% of the Fund's total assets. See "Taxation--U.S. Federal Income Taxes" and "Investment Restrictions" in the SAI.


WITHHOLDING AND OTHER TAXES


     The Fund may be subject to certain taxes, including withholding or other taxes on income and capital gains, that are or may be imposed by Korea or other foreign governments, which will reduce the return to the Fund. The Fund does not intend to engage in activities that will create a permanent establishment in Korea within the meaning of the Korea-U.S. Tax Treaty. Therefore, the Fund generally will not be subject to any Korean income taxes other than Korean withholding taxes. Exemptions or reductions in these taxes apply if the Korea-U.S. Tax Treaty applies to the Fund. If the treaty provisions are not, or cease to be, applicable to the Fund, significant additional withholding taxes would apply. Korean counsel to the Fund, Shin & Kim, have given their opinion that the treaty presently applies to the Fund if and so long as the Fund operates as described herein. The Fund has received written confirmation from the Ministry of Finance and Economy of Korea (the "MOFE") that, so long as all of the issued shares of the Fund are listed on one or more publicly acknowledged stock exchanges in the United States only and traded on such exchanges by the general public, the Fund will be entitled to the benefits of the Treaty. See "Taxation--Korean Taxes." The imposition of such taxes and the rates imposed are subject to change. The Fund may elect, when eligible, to "pass-through" to the Fund's shareholders such taxes that are treated as income taxes for U.S. Federal income tax purposes. If the Fund makes such election, shareholders will be required to include in income their proportionate share of the amount of non-U.S. income taxes paid by the Fund and may be entitled to claim either a credit or deduction for all or a portion of such taxes. See "Taxation--U.S. Federal Income Taxes" below for a discussion of the rules and limitations applicable to the treatment of non-U.S. income taxes under the U.S. Federal income tax laws. Certain shareholders, including some non-U.S. shareholders, will not be entitled to the benefit of a deduction or credit with respect to non-U.S. income taxes paid by the Fund. If a shareholder is eligible and elects to credit foreign taxes, such credit is subject to limitations. Other foreign taxes, such as transfer taxes, may be imposed on the Fund, but would not be eligible to be passed through to shareholders as a credit or deduction. Also, additional U.S. Federal income taxes and charges may be incurred as a result of any investment made in "passive foreign investment companies." See "Taxation--U.S. Federal Income Taxes" herein and "--Other Taxation" in the SAI.


CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION

     The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions could have the effect of depriving shareholders of an opportunity to sell their shares of Common Stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See "Description of Capital Stock--Special Voting Provisions."

NET ASSET VALUE DISCOUNT


     Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end investment company is a risk separate and distinct from the risk that the Fund's net asset value will decrease. Among the factors that may be expected to affect whether shares of the Fund trade above or below net asset value are portfolio investment results, the general performance of the Korean economy and Korean securities, supply and demand for shares of the Fund and the development of alternatives to the Fund as a vehicle through which United States and other foreign investors may invest in Korean securities. The Fund cannot predict whether its shares will trade at, below or above net asset value. The risk of purchasing shares of a closed-end investment company that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. In recognition of the possibility that the Fund's Common Stock may trade at a discount to the net asset value, the Fund may, commencing in 1998, undertake annual tender offers for its shares of Common Stock which may reduce any market discount. See "Annual Tender Offers and Share Repurchases."


FOREIGN SUBCUSTODIANS AND SECURITIES DEPOSITORIES

     Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for the Fund under such rules, in which event the Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries, such as Korea, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian. The Fund also may experience settlement delays or other material difficulties. See "Risk Factors and Special Considerations--Settlement Procedures and Delays."

EXPENSES

     The operating expense ratio of the Fund is higher than that of a fund investing primarily in the securities of U.S. issuers since the expenses of the Fund (such as custodial, currency exchange and communication costs) are higher. See "Fee Table." Brokerage commissions and transaction costs for transactions both on and off the KSE are generally higher than in the United States. It is expected, however, that the Fund's investment advisory fee, as well as its overall expense ratio, will be comparable to those of many closed-end management investment companies of comparable size that invest primarily in securities of issuers in a single foreign country.

                             MANAGEMENT OF THE FUND


BOARD OF DIRECTORS


     The management of the Fund, including general supervision duties performed by the Investment Manager under the Management Agreement, is the responsibility of the Board of Directors. For certain information regarding the Directors and officers of the Fund, see "Management of the Fund--Directors and Officers" in the SAI.

     Certain directors of the Fund reside outside the United States and substantially all of the assets of such persons are located outside the United States. None of the Directors of the Fund who reside outside the United States have appointed an agent for service of process in the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon such persons or to enforce against them, in the U.S. courts or foreign courts, judgments obtained in U.S. courts predicated upon the civil liability provisions of the Federal securities laws of the United States. In addition, it is not certain that a foreign court would enforce, in original actions, liabilities against such persons predicated solely upon the U.S. securities laws.

INVESTMENT MANAGER, INVESTMENT ADVISER AND SUB-ADVISER


     The Investment Manager is Fidelity Management & Research Company. Pursuant to a management agreement (the "Management Agreement") between the Fund and the Investment Manager, the Investment Manager supervises the Fund's investment program. The Investment Manager consults with the Investment Adviser and the Sub-Adviser on a regular basis regarding the Investment Adviser's and the Sub-Adviser's decisions concerning the purchase, sale or holding of particular securities. In addition to the foregoing, the Investment Manager monitors the performance of the Fund's service providers, including the Fund's administrator, transfer agent and custodian. The Investment Manager pays the reasonable salaries and expenses of such of the Fund's officers and employees and any fees and expenses of such of the Fund's directors who are directors, officers or employees of the Investment Manager, except that the Fund may bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof.



     Pursuant to an investment advisory agreement (the "Advisory Agreement") among the Investment Manager, the Investment Adviser and the Fund, the Investment Adviser is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective, policies and limitations. The Investment Adviser has discretion over investment decisions for the Fund and, in that connection, places purchase and sale orders for the Fund's portfolio securities. The Advisory Agreement authorizes the delegation of these responsibilities to the Sub-Adviser. Pursuant to a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement"), the Investment Adviser has delegated certain of its responsibilities for the day-to-day management of the Fund to the Sub-Adviser which manages the Fund's portfolio through its Tokyo office. Hokeun Chung is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Chung has served as the Fund's portfolio manager since October 1996 after acting as co-portfolio manager since 1995. Mr. Chung joined Fidelity Investments as an Analyst in 1994. Prior to joining Fidelity, Mr. Chung worked as an Analyst from 1991 to 1992 and as a Senior Analyst from 1993 to 1994 at W.I. Carr in Seoul. In addition, the Investment Adviser provides research and statistical data to the Fund. The Investment Adviser and the Sub-Adviser will pay the reasonable salaries and expenses of such of the Fund's officers and employees and any fees and expenses of such of the Fund's directors who are directors, officers or employees of the Investment Adviser or the Sub-Adviser, except that the Fund may bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Adviser or the Sub-Adviser to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof.



     Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the Fund, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades require pre-clearance, and participation in initial public offerings are prohibited. In addition, restrictions on the timing of personal investing relative to trades by Fidelity funds and on short-term trading have been adopted. Personal investing is monitored to protect shareholders' interests.



     Investment Manager. Fidelity Management & Research Company acts as Investment Manager of the Fund. The Fidelity investment management organization was established in 1946. Today, the Fidelity organization is the largest mutual fund company in the United States, and is known as an innovative provider of high quality financial services to individuals and institutions. In addition to its mutual fund business, the Fidelity organization operates one of the leading discount brokerage firms in the United States, Fidelity Brokerage Services, Inc. As of August 31, 1996, the Investment Manager, the Investment Adviser, the Sub-Adviser and their affiliates had over $425 billion under management, of which more than $76 billion was invested in non-U.S. securities (including over $18 billion in Asian securities, over $550 million in Korean securities and over $11 billion managed from Asian offices). The Fidelity organization employs over 350 investment professionals worldwide. The Investment Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Investment Manager also manages the Fidelity Advisor Emerging Asia Fund, Inc., a closed-end investment company.



     The Investment Manager, together with the Investment Adviser, the Sub-Adviser and their affiliates, has extensive research capabilities worldwide, with over 350 investment professionals, as of September 30, 1996 and, within the Asian region, with offices in Hong Kong, Singapore, Sydney, Taiwan and Tokyo, which were staffed with over 60 investment professionals.



     All of the stock of the Investment Manager is owned by FMR Corp., its parent company organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward
C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.


     The Investment Manager's main offices are located at 82 Devonshire Street, Boston, Massachusetts 02109.


     Investment Adviser. Fidelity International Investment Advisors, the Fund's Investment Adviser and an affiliate of the Investment Manager, has delegated certain of its responsibilities for providing discretionary portfolio management services to the Sub-Adviser. The Investment Adviser may, however, elect to manage the portfolios directly through the Investment Adviser's office in Hong Kong. The Investment Adviser is an investment adviser registered under the Advisers Act and was organized in 1983 under the laws of Bermuda. The Investment Adviser primarily provides investment advisory services to U.S. investment companies investing throughout the world. The Investment Adviser is a wholly-owned subsidiary of Fidelity International Limited ("FIL"). The Investment Adviser's and FIL's main offices are located at Pembroke Hall, 42 Crow Lane, Pembroke, Bermuda.


     FIL is a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. More than 25% of the voting stock of FIL is owned by trusts and partnerships for the benefit of Johnson family members.



     Sub-Adviser. Fidelity Investments Japan Limited ("FIJ"), the Fund's Sub-Adviser, upon delegation by the Investment Adviser, provides advisory services concerning the Fund's assets invested in Korean, Japanese and other securities and is primarily responsible for the day-to-day management of the Fund's portfolio. The Sub-Adviser is an affiliate of the Investment Manager and is registered as an investment adviser under the Advisers Act. The Sub-Adviser was formed on November 17, 1986 under the laws of Japan and its main offices are located at 19th Floor, Shiroyama JT Mori Building, 4-3-1 Toranomon, Minato-ku, Tokyo 105, Japan. The Sub-Adviser is a wholly-owned subsidiary of FIL.


COMPENSATION AND EXPENSES


     As compensation for its services, the Investment Manager receives from the Fund a monthly fee at an annual rate of 1.00% of the Fund's average daily net assets. The Investment Adviser receives from the Investment Manager 60% of the fees paid by the Fund to the Investment Manager. The Sub-Adviser receives from the Investment Adviser a fee equal to 50% of the fee paid to the Investment Adviser with respect to any assets managed by the Sub-Adviser on a discretionary basis and 30% of the fee paid to the Investment Adviser with respect to any assets managed by the Sub-Adviser on a non-discretionary basis. For the period from October 31, 1994 to September 30, 1995 and for the fiscal year ended September 30, 1996, the Investment Manager received aggregate compensation of $487,825 and $536,280, respectively, of which the Investment Manager paid the Investment Adviser aggregate compensation of $292,695 and $321,768, respectively, and of which the Investment Adviser paid the Sub-Adviser aggregate compensation of $146,348 and $160,884, respectively.



     Except for the expenses borne by the Investment Manager, the Investment Adviser or the Sub-Adviser pursuant to the Management Agreement, the Advisory Agreement and the Sub-Advisory Agreement, the Fund pays or causes to be paid all of its expenses including, among other things: organizational and offering expenses (which will include out-of-pocket expenses, but not overhead or employee costs, of the Investment Manager, the Investment Adviser and the Sub-Adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, offering circulars, stock certificates and distributions of dividends; charges of the Fund's custodians, sub-custodians, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; costs of shareholders' meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or nonrecurring expenses. The Fund will also reimburse the Dealer Manager for certain of its expenses up to $100,000. See "Distribution Arrangements."


DURATION AND TERMINATION; NON-EXCLUSIVE SERVICES


     Unless earlier terminated as described below, each of the Management Agreement, the Advisory Agreement and the Sub-Advisory Agreement will remain in effect until October 25, 1997, and from year to year thereafter if approved annually (i) by a majority of the non-interested directors of the Fund and (ii) by the Board of Directors of the Fund or by a majority of the outstanding voting securities of the Fund. The Management Agreement may be terminated upon 60 days' written notice without penalty by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund or by the Investment Manager and will terminate in the event it is assigned (as defined in the 1940
Act). The Advisory Agreement may be terminated upon 60 days' written notice without penalty by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund or by the Investment Manager and will terminate in the event it is assigned (as defined in the 1940 Act). The Sub-Advisory Agreement may be terminated upon 60 days' written notice without penalty by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser or the Sub-Adviser and will terminate in the event it is assigned (as defined in the 1940 Act).

     The services of the Investment Manager, the Investment Adviser and the Sub-Adviser are not deemed to be exclusive, and nothing in the relevant service agreements will prevent any of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

ADMINISTRATION


     Fidelity Service Co. ("Service"), a division of FMR Corp., serves as the Fund's administrator pursuant to an agreement with the Fund (the "Administration Agreement"). As compensation for its services, Service receives from the Fund monthly fees at an annual rate of .20% of the Fund's average daily net assets. Service is located at 82 Devonshire Street, Boston, MA 02109. For the period from October 31, 1994 to September 30, 1995 and for the fiscal year ended September 30, 1996, Service received from the Fund aggregate compensation of $113,855 and $107,388, respectively.


     Service performs various administrative services, including providing the Fund with the services of persons to perform administrative and clerical functions, maintenance of the Fund's books and records, pricing and securities lending services, preparation of various filings, reports, statements and returns filed with government authorities, and preparation of financial information for the Fund's proxy statements and semiannual and annual reports to shareholders.

                             THE REPUBLIC OF KOREA


     The information set forth herein has been extracted from various government and private publications, including publications issued by the government of the Republic of Korea and the Korea Stock Exchange. The Fund, its Board of Directors, the Investment Manager, the Investment Adviser and the Sub-Adviser make no representation as to the accuracy of the information. The statistical information presented herein has been extracted from the various sources described above without independent verification by the Fund, its Board of Directors, the Investment Manager, the Investment Adviser or the Sub-Adviser.



GENERAL



     The Republic of Korea ("Korea") was founded on August 15, 1948 following elections held in southern Korea. Korea has since controlled and administered the portion of the Korean peninsula that lies generally to the south of the 38th parallel.



     The Korean peninsula is approximately 620 miles long and 125 miles wide. Korea has a land area of about 38,000 square miles (98,966 square kilometers), approximately one-fourth of which is arable. It is bordered to the north by The Democratic People's Republic of Korea ("North Korea") and to the east, west and south by the East Sea, the Yellow Sea and the Korean Strait, respectively.



     By 1995, the population of Korea had risen to approximately 45 million from 25 million in 1960. The proportion of the population engaged in agriculture and forestry decreased over the same period, dropping to approximately 12% of the economically active population in 1995. Correspondingly, the population segment engaged in manufacturing was increasing, reaching approximately 23% of the economically active population in 1995. The population density, at approximately 1,134 persons per square mile, is one of the highest in the world. Over half the population lives in cities, the largest of which is the capital Seoul, with a population of about 10.9 million in 1993. Pusan is the second largest city (population around 3.9 million in 1993) and is also Korea's largest port.



POLITICS AND FOREIGN RELATIONS



     The early years of Korea were dominated by the successive presidencies of Dr. Syngman Rhee, who was first elected in 1948 and re-elected in 1952, 1956 and 1960. President Rhee resigned shortly after his 1960 re-election, partly in response to pressure from student-led demonstrations, and was succeeded by Yoon Bo Sun. In 1961, a group of military leaders headed by Park Chung-Hee assumed power. A civilian government was subsequently established, and Mr. Park was formally elected President in October 1963. President Park served until 1979 when he was assassinated following a period of increasing strife between the Government and its critics. Martial law was declared and an interim government was formed under Prime Minister Choi Kyu-Ha who became the next President. After clashes between the Government and its critics, President Choi resigned and was succeeded in August 1980 by General Chun Doo Hwan.



     Under the leadership of President Chun, a new Constitution, providing for the indirect election of the President and for certain democratic reforms, was approved in a national referendum and shortly thereafter, in early 1981, President Chun was re-elected and inaugurated as President. In 1987, following public demonstrations against the prospect of choosing President Chun's successor through indirect elections in an electoral college, the Constitution was revised to permit the direct election of the President. In December 1987, Roh Tae Woo was elected President by a narrow plurality, after the opposition parties led by Kim Young Sam and Kim Dae Joong failed to unite behind a single candidate. In February 1990, members of two opposition political parties, including the party led by Kim Young Sam, merged into the ruling Democratic Liberal Party led by President Roh. In December 1992, Kim Young Sam was elected President as the candidate of the Democratic Liberal Party. This election of a civilian and former opposition party leader as President significantly reduced the controversy concerning the legitimacy of the political regime. President Kim has emphasized reform, the liberalization of politics, deregulation and the revitalization of the economy of Korea. In August 1996, former Presidents Chun and Roh were convicted on charges of treason and mutiny for their roles in the military coup of 1980 and for accepting bribes during their tenure. Mr. Chun was sentenced to death and Mr. Roh was sentenced to 22 and one half years in prison.



ECONOMIC POLICY AND THE FIVE YEAR PLANS



     Korean industry and commerce are predominantly privately owned and operated. The Government, however, is actively involved in establishing economic policy objectives and implementing such policies with a view toward maintaining national security, encouraging industrial development and improving living standards. Economic, financial and business priorities can be influenced by the Government through its control of approvals and licenses and through the allocation of credit. However, such Government influence has gradually diminished through deregulation and market self-regulation, in keeping with Korea's liberalization policy.



     The MOFE is primarily responsible for formulating economic policies, including the Five Year Economic and Social Development Plans which have guided economic policy since 1962. The MOFE exercises overall direction of the economy by means of economic policies in cooperation with the various ministries. The MOFE also implements fiscal, financial and monetary policies. To encourage particular industries, the Government has used such measures as financial assistance and tax incentives.



     The emphasis of the Five Year Plans has changed over the years from the development of import substitution industries, the building up of infrastructure and the development of industries with export potential to a focus on economic stabilization, liberalization of the economy, reduction of restrictions on direct foreign investment and improvements in social conditions. Since the establishment of the Five Year Plans, the economy of Korea has changed from one characterized by agricultural production and the export of raw materials, textiles and clothing to one characterized by the production and export of manufactured goods, particularly electronic products, ships, machinery and steel. The Government announced in early 1993 economic reform and development programs to be implemented in a new Five Year Economic Plan for the period through 1997. Pursuant to the Plan, the Government has been promoting not only fiscal, financial and administrative reforms and changes in prevailing patterns of economic behavior, but also stable growth, globalization of the Korean economy and improvement of the quality of life in Korea.

GROSS NATIONAL PRODUCT



     During the past two decades, the average annual real increase in GNP has been approximately 9.0%. Such increase is attributable in part to Government policies, as articulated in the Five Year Economic Plan, favoring export-led growth and an industrious and well-trained labor force. During this period, Korea made significant progress toward the transformation of its economy from one characterized by agricultural production and the export of raw materials to that of a modern industrial state.



     In 1990 and 1991, GNP rebounded and grew at a rate of 9.6% and 9.1%, respectively. In 1992 and 1993, GNP grew at a lower growth rate of 5.0% and 5.8%, respectively. In 1994, GNP grew at a rate of 8.4% and in 1995, the GNP grew at a rate of 8.7% based on preliminary figures published by the Bank of Korea.



     From 1989 through 1995, real GNP increased at an average annual rate of 7.8%. This high rate of growth was due to rapid growth in the export of goods and services and in domestic fixed capital formation.



PRICES, WAGES AND EMPLOYMENT



     During the 1960s and early 1970s, Korea experienced a period of increasingly high inflation rates. Government measures successfully reduced inflation rates from 1982 to 1987; inflation, as measured by the Consumer Price Index, increased by an average annual rate during such period of 2.8%. However, inflation, as measured by the Consumer Price Index, began to accelerate from 3.0% in 1987 to 7.1% in 1988, 5.7% in 1989, 8.6% in 1990 and 9.3% in 1991.
Recently, the rate of inflation has been 6.2% in 1992, 4.8% in 1993, 6.2% in 1994 and 4.5% in 1995.



     The rate of increase in Korea's Wage Index in recent years has greatly exceeded the rates of increase in both the Producer Price Index and the Consumer Price Index. Monthly wages in all industries rose 18.8% in 1990, 17.5% in 1991, 15.2% in 1992, 12.2% in 1993, 12.7% in 1994 and 11.2% in 1995. These wage increases put increased inflationary pressure on the economy, resulting in an increase in consumer prices as described above.



     In the period from 1989 to 1995, the economically active population of Korea increased by 15.4% to 20.8 million, while the number of employees increased 16.0% to 20.4 million. The economically active population over 15 years old as a percentage of the total population over 15 years old has remained fairly stable at between 58% and 61% over the past decade. The labor force is well educated, with literacy being almost universal among workers under 50.



INDUSTRY



     Industrial production increased by 8.8% in 1990, 9.6% in 1991, 5.8% in 1992, 4.4% in 1993, 11.1% in 1994 and 11.9% in 1995. Because of the importance of exports to Korean industry, increases in protectionist trade barriers by countries to which Korean industry exports products would adversely affect industrial production. See "Foreign Trade" and "Balance of Payments."

ENERGY



     Korea has no domestic oil or gas production and is heavily dependent on imported oil to meet its energy requirements. The performance of the Korean economy is, therefore, broadly affected by the price of oil, resulting in high inflation when world oil prices have risen sharply. Any significant long-term increase in the price of oil may increase inflationary pressures on the Korean economy and adversely affect Korea's balance of trade. See "Foreign Trade" and "Balance of Payments." The following table shows Korea's dependence on imports for energy consumption for the years 1989 to 1995:



                  DEPENDENCE ON IMPORTS FOR ENERGY CONSUMPTION



                                                            TOTAL                          IMPORT
                                                           ENERGY                        DEPENDENCE
                                                         CONSUMPTION       IMPORTS         RATIO
                                                         -----------       -------       ----------
                                                                             (MILLION TONS OF OIL
                                                                                 EQUIVALENTS)
1989...................................................      81.7            69.8           85.5%
1990...................................................      93.2            81.9           87.9%
1991...................................................     103.6            94.6           91.3%
1992...................................................     116.0           108.5           93.6%
1993...................................................     126.9           120.2           94.8%
1994...................................................     137.2           132.2           96.4%
1995...................................................     150.4           145.6           96.8%


---------------


Source: Monthly Energy Statistics, October 1996, Korea Energy Economics
        Institute; Major Statistics of the Korean Economy, 1996, National Statistical Office.



THE FINANCIAL SECTOR



     Korea's financial sector has grown to accommodate the development of the economy and today comprises a banking system, a range of non-banking financial institutions and a securities market.



     Korean financial institutions generally are divided into two main categories: monetary institutions and other financial institutions. Monetary institutions are comprised of The Bank of Korea and deposit-taking banks. Deposit-taking banks are in turn divided into commercial banks and special banks according to their legal status and the banking businesses in which they may engage. Other financial institutions consist of development institutions, life insurance companies and investment companies.



     Korea's commercial banks have a high level of non-performing assets, reflecting in part the high leverage typical of Korean companies and the decline in several Korean industries, notably shipping and overseas construction during the 1980s. The Bank of Korea selectively extends concessional loans to commercial banks burdened by such non-performing loans.



     Other financial institutions are divided into development institutions, investment institutions, savings institutions and insurance institutions. Development institutions include The Korea Development Bank, The Export-Import Bank of Korea and the Korea Long Term Credit Bank. There are certain investment and finance companies and joint-venture merchant banks. The financial sector also includes a number of domestic and foreign insurance companies and mutual savings companies.



     In November 1991, the Korean government adopted a four-stage interest rate deregulation plan. Pursuant to such plan, the Korean government has deregulated interest rates on financial products on a gradual basis. The Korean government set 1997 as the year for full deregulation of interest rates.

MONEY SUPPLY



     The following table shows the volume of the money supply for the period 1990 to 1995:



                                  MONEY SUPPLY



                                                       DECEMBER 31,
                         ------------------------------------------------------------------------
                           1990        1991        1992         1993         1994         1995
                         ---------   ---------   ---------   ----------   ----------   ----------
                                                     (IN BILLIONS)
Money Supply (M1)....... W15,805.3   W21,752.4   W24,586.3    W29,041.4    W32,510.6    W38,872.8
Quasi-Money(1)..........  52,802.2    61,883.5    71,672.3     83,177.8    100,668.1    115,072.6
                         ---------   ---------   ---------   ----------   ----------   ----------
Money Supply (M2)....... W68,707.5   W83,745.9   W96,258.6   W112,219.2   W133,178.7   W153,845.4
                         ---------   ---------   ---------   ----------   ----------   ----------
Percentage Increase over
  Previous Year.........     17.2%       21.9%       14.8%        16.8%        18.7%        15.6%


---------------


Source: Monthly Bulletin, January 1996, The Bank of Korea



(1) Comprising time and savings deposits and residents' foreign currency deposits at monetary institutions.



FOREIGN TRADE



     Foreign trade is vital to the economy of Korea, which lacks natural resources and must rely on extensive trading activity as a base for growth. Virtually all domestic requirements for petroleum, wood and rubber are imported, as are much of Korea's requirements for coal and iron ore. Korea has a very high ratio of exports as a percentage of GNP, and the international economic environment is accordingly of crucial importance to Korea's economy. From 1990 to 1995, export growth averaged 12.6%. In 1991, 1992, 1993, 1994 and 1995 export growth was 10.5%, 6.6%, 7.3%, 16.8% and 30.3%, respectively. The increase in export growth in 1994 and 1995 primarily was due to improved international business conditions, such as the strong Japanese yen, the economic recovery in developed countries and high consumer demand from Southeast Asia and China.



     In 1986, Korea recorded the first substantial trade surplus in the nation's history at U.S.$4.2 billion. The trade surplus nearly doubled to U.S.$7.7 billion in 1987 and increased to U.S.$11.4 billion in 1988. In 1989, the trade surplus declined to U.S.$4.6 billion, due principally to the decline in export growth. In 1990, 1991 and 1992, Korea recorded trade deficits of U.S.$2.0 billion, U.S.$7.0 billion and U.S.$2.1 billion, respectively. The balance of trade in 1990, 1991 and 1992 was adversely affected by increases in oil prices that occurred in late 1990 as a result of the Persian Gulf crisis, by increased imports of machinery and other capital goods and consumer goods, by the recession in countries constituting important markets for Korean exports, principally the United States, and by increased competition for Korea's exports in certain markets. In 1993, Korea recorded a trade surplus of U.S.$1.9 billion due to slow growth in imports of 2.5% compared with 7.3% growth in exports. In 1994, Korea sustained a U.S.$3.1 billion trade deficit due to rapid growth in imports of 22.3% compared with 15.7% growth in exports.



     In 1995, Korea sustained a U.S.$4.7 billion trade deficit as exports grew 31.5% over the previous year's level to U.S.$123.2 billion. The strong Japanese yen, which made major Korean export items more price-competitive than comparable Japanese products, and the worldwide economic recovery helped boost export figures. Imports, however, increased 32.2% to U.S.$128.0 billion due to rapid infrastructure investment which required the importation of greater capital goods.



     Korea's largest trading partners are the United States and Japan. In 1994, the United States accounted for approximately 21.4% of Korea's total exports and approximately 21.1% of Korea's total imports while Japan accounted for approximately 14.1% of Korea's total exports and approximately 24.8% of Korea's total imports. Over 85% of Korea's exports are manufactured goods, machinery and transportation equipment, whereas the bulk of imports are commodities such as oil and iron ore, although imports of consumer durables have grown with the import liberalization policy imposed by the World Trade Organization.

BALANCE OF PAYMENTS



     Korea incurred a deficit on the current account of its balance of payments of U.S.$2.2 billion during 1990, with deficits in the visible and invisible trade balances of U.S.$2.0 billion and U.S.$0.5 billion, respectively. Since 1990, the deficit on the current account of Korea's balance of payments increased to U.S.$8.7 billion in 1991 before decreasing to U.S.$4.5 billion in 1992 and recording a U.S.$0.4 billion surplus in 1993. Subsequently, Korea incurred a deficit on the current account of its balance of payments of U.S.$4.5 billion in 1994 and U.S.$8.8 billion in 1995, with deficits in the visible and invisible trade balances of U.S.$4.7 billion and U.S.$5.6 billion, respectively.



EXCHANGE CONTROLS



     Only authorized foreign exchange banks are permitted to effect foreign exchange transactions. Approval by the MOFE is required to become an authorized foreign exchange bank. Authorized foreign exchange banks can enter into foreign exchange transaction contracts directly with overseas banks.



     Authorization or approval, either by the MOFE, The Bank of Korea or authorized foreign exchange banks, as applicable, is necessary for overseas remittances, the issuance of international bonds and certain other instruments, overseas investments and certain other transactions involving foreign exchange payments in conformity with the Foreign Exchange Management Law and Regulations thereunder unless such authorization or approval is exempted under such regulations. Remittance of principal and profits to their home countries by overseas investors is guaranteed under the Foreign Capital Inducement Act.



FOREIGN EXCHANGE



     The Bank of Korea, prior to 1989, set daily exchange rates for the Won based on a trade-weighted multi-currency basket system. This rate was known as The Bank of Korea concentration base rate. In 1989, the Korean government announced a three phase plan to produce a free-floating exchange rate system. The first phase allowed the domestic banks to decide buying and selling rates of foreign exchange within narrow limits of The Bank of Korea concentration base rate. In the second phase, which took effect in March 1990, the trade-weighted multi-currency basket system was replaced by a system whereby the foreign exchange rates are determined by averaging the previous day's inter-bank rates settled through the Korean Financial Telecommunications and Clearings Institute ("KFTCI"), weighted by trading volume. This system is known as the Market Average Exchange Rate System. Under this system, foreign exchange rates are permitted to move each day within narrow ranges on either side of that day's published market average exchange rates announced by the KFTCI. In the third phase, the Government intends to gradually enlarge the ranges through 1996 and to remove controls on exchange rates by 1997.


                        THE SECURITIES MARKETS OF KOREA


     The information set forth herein has been extracted from various government and private publications, including publications issued by the government of the Republic of Korea and the Korea Stock Exchange. The Fund, its Board of Directors, the Investment Manager, the Investment Adviser and the Sub-Adviser make no representation as to the accuracy of the information. This information has been extracted from the various sources described above without independent verification by the Fund, its Board of Directors, the Investment Manager, the Investment Adviser or the Sub-Adviser.



BACKGROUND AND DEVELOPMENT



     The development of the Korean securities markets has been substantially influenced by Korean government policy designed to stimulate the Korean economy and investment in Korea. The Korea Stock Exchange (the "KSE") was established in 1956, at which time it functioned primarily as a market for the trading of Korean government bonds, with only twelve equity securities and three government bonds listed for trading. As part of the First Five-Year Economic Development Plan (1962-1966), the Korean government adopted its first securities law to regulate the primary and secondary markets. Beginning in 1968, the Korean government passed additional measures to encourage Korean companies to list on the KSE by means of a wide variety of tax, credit and other benefits only available to listed companies and to facilitate trading on the KSE. Primarily as a result of these measures, the number of listed companies on, and the market capitalization of, the KSE increased significantly in the 1970s. In 1976, the Securities and Exchange Act of Korea (the "SEA") was amended to provide for, among other things, the establishment of the Securities and Exchange Commission of Korea (the "KSEC") and its executive body, the Securities Supervisory Board (the "Securities Board"). Since 1981, the Korean government has adopted or announced measures to open the Korean securities markets to foreign investment.



REGULATION OF FOREIGN INVESTMENT



     The Korean securities markets have historically been closed to direct investment by most foreign investors although the Korean government has allowed direct foreign investment by foreigners who intended to or could participate in the management of an invested enterprise under the Foreign Capital Inducement Act ("FCIA") and the Foreign Exchange Management Act ("FEMA"), and indirect foreign investment in Korean securities such as through certain domestic trusts of foreign investment funds specifically authorized by the MOFE. In 1981, the MOFE announced its intention to gradually internationalize the Korean securities markets. Since then, the Korean government has progressively implemented steps to liberalize foreign investment in the Korean securities markets. Beginning on January 3, 1992, foreign investors have been able to invest directly in equity shares listed on the KSE, subject to certain restrictions that are described below.



     Since January 3, 1992, foreigners have been permitted to invest in all shares listed on the KSE, subject to the ceilings on foreign shareholdings and procedural limitations described below. Also as described below, foreign investors are only permitted to trade such shares on the KSE itself and are currently prohibited from engaging in margin transactions. In addition, a foreign investor is subject to specific registration and reporting requirements, custody requirements and requirements prescribing the use of certain types of entities as proxies to exercise shareholder's rights, to place orders to sell or purchase shares or to take other related action that it does not undertake directly.



     Current regulations generally limit the percentage of any class of shares of a listed issuer in which a single foreign investor and all foreign investors in the aggregate may acquire beneficial ownership to 5% and 20%, respectively. The KSEC and the MOFE, however, may increase or decrease these percentages if it is deemed necessary for the public interest, protection of investors or industrial policy.



     In calculating these percentage ceilings, all foreign shareholdings (other than those owned by Korean branches and subsidiaries of certain foreign financial institutions) must be counted regardless of whether the shares were purchased through the KSE, or whether they are newly issued shares or outstanding shares. Newly issued shares are calculated as of the date of their listing on the KSE. When applying a ceiling with respect to acquisitions by a single foreign investor, each entity (including individuals, corporations, foreign government agencies, and foreign funds, unit trusts and partnerships) is entitled to a separate 5% limitation. In calculating the holding of shares of a class in a particular company, foreign investors are entitled to disregard holdings of shares held indirectly through an investment in a Korean securities investment trust or through a holding in any funds or investment trusts established overseas. All branches in Korea of any foreign investor as a group are entitled to their own 5% limitation separate from that of their head office. When calculating these ceilings, shares purchased are deemed to be acquired at the time of placing the relevant order and shares sold are deemed to be disposed of at the time of execution.



     A foreigner who has acquired shares in excess of any ceiling described above may not exercise its voting rights with respect to the shares exceeding such limit, and the KSEC may take necessary corrective action with regard to such foreigner pursuant to the SEA. The Governor of the Securities Board may, at his discretion, disclose the numbers of shares of a class available for investment by a single foreign investor and foreign investors in the aggregate, and provide a list of shares that have reached or exceeded the ceiling on acquisition by foreign investors in the aggregate. Currently, the Governor discloses this list every morning on which trading occurs. Orders for shares made during a trading day which, if executed, will lead to the relevant ceiling being exceeded would not be accepted by the KSE's trading system.

     Under the SEA, certain companies designated by the MOFE are generally authorized to adopt provisions in their articles of incorporation restricting or prohibiting foreign ownership of such companies' shares. At present, KEPCO and POSCO have adopted a provision in their respective articles of incorporation restricting ownership of their common shares by a single foreigner to 1% of their common shares. In addition, under the Telecommunications Basic Act, foreign investors are only allowed to acquire up to 3% of the outstanding shares having voting rights in Dacom Corporation.



     The SEA generally imposes a 10% beneficial ownership limitation on the total outstanding voting shares of a listed company that may be held by any one individual or entity, including Korean nationals, without the approval of the KSEC (which limitation is scheduled to be repealed as of January 1, 1997). The KSEC rules also provide that a company may not issue convertible bonds, bonds with warrants or depositary receipts outside of Korea (collectively, "Overseas Securities") if the sum of (i) the shares to be issued to foreign investors as a result of the proposed issuance of Overseas Securities, (ii) shares to be acquired by foreigners as a result of exercising the conversion rights, warrants or withdrawal rights for underlying shares under any previously issued Overseas Securities, (iii) the shares to be acquired by foreign investors as a result of exercising applicable conversion rights attached to certain eligible domestic convertible bonds issued by listed small or medium-sized companies, (iv) the shares held by foreign investors in excess of the applicable ceiling on aggregate foreign holding (subtracting therefrom shares held by foreign investors under the Foreign Capital Inducement Act in excess of such applicable ceiling) and (v) the shares acquired by exercise of conversion rights, warrants or withdrawal rights under Overseas Securities which have not been included in the calculation of the aggregate foreign ownership limit by reason of application by the relevant company not to include such shares in the determination of such ceiling and the report to the KSEC thereon exceeds or would exceed 15% of the issued capital of the issuer at the date of execution of the agreements for the issue of the relevant Overseas Securities plus the shares referred to in (i) and (ii) above. In addition, the Foreign Exchange Management Regulations currently provide that the percentage of the outstanding shares of a company (including shares which would be outstanding as a result of the conversion of convertible bonds and the exercise of warrants attached to bonds or withdrawal rights attached to depositary receipts) that may be held by non-residents or foreigners, unless provided otherwise in any other relevant laws and regulations (including those of the KSEC), is limited to 50%.



     Foreigners are permitted to trade shares only on the KSE, except that foreigners may (i) acquire shares by gift or inheritance, (ii) acquire shares pursuant to rights issues or pursuant to exercise of warrants, conversion rights or withdrawal rights under Overseas Securities, (iii) buy and sell odd lots of shares with Korean securities companies, (iv) buy and sell shares directly with other foreigners once the relevant ceiling on aggregate foreign ownership in a class of shares in a company (or such ceiling less the number of odd-lot shares) is reached or exceeded through a Korean broker as an intermediary ("foreign OTC transactions") and (v) trade shares off the KSE with the approval of the KSEC for specific trades.



     The Fund may acquire a substantial portion of its portfolio securities in foreign OTC transactions involving premium prices in excess of the KSE price. There can be no assurance that the Fund will be able to realize such premiums if it sells the shares to another foreign investor. Such premiums may be affected by changes in regulations and otherwise, including changes in the percentage of foreign ownership permitted in KSE-listed companies.



     Since July 1, 1994, foreigners have been permitted (1) to invest in non-guaranteed convertible bonds listed on the KSE which are issued by small and medium-sized companies the shares of which are listed on the KSE, with foreign investors in the aggregate and a single foreign investor being allowed to invest in up to 30% and 5% of the listed value of each class of such bonds, respectively; and (2) to participate in new issues of certain low interest rate government or public bonds to be designated from time to time by the KSEC up to the limit determined by the KSEC from time to time, each denominated in Won and in each case subject to certain procedural requirements described below.



     In December 1995, the MOFE announced a plan to allow direct investment by foreign investors in long-term non-guaranteed debt securities issued by small and medium-sized companies commencing in 1997. The plan also provides that during 1998 and 1999, the MOFE will increase foreign investor's opportunities to invest in the Korean bond market, primarily in long-term non-guaranteed debt securities.



     Beginning May 1, 1996, foreign investors were permitted to invest in warrants representing the right to subscribe for shares of a listed company, subject to certain investment limitations.



     On May 3, 1996, a stock index futures market was opened on the KSE. Foreign investors have been allowed to invest in this market from its inception subject to certain investment limitations.



     A foreign investor who wishes to invest in shares or bonds or indexed securities issued in Korea by Korean companies is required to register its identity with the Securities Board prior to making any such investment, provided, however, that such registration requirement does not apply to foreign investors who acquire shares as a result of exercise of warrants, conversion rights or withdrawal rights under Overseas Securities with the intention of selling such shares within three months from the date of acquisition thereof. Upon registration, the Securities Board will issue to the foreign investor an Investment Registration Card which must be presented each time the foreign investor opens a brokerage account with a securities company.



     The MOFE or the KSEC may issue orders imposing additional restrictions when deemed in the public interest, for the protection of investors or in the interest of maintaining an orderly securities market. Under the FEMA, the MOFE has the authority, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of a radical change in the international or domestic economic situation. To date, the MOFE has not exercised this authority.



THE KOREA STOCK EXCHANGE



     The KSE, established in 1956, is the only stock exchange in Korea and has its only trading floor in Seoul. The KSE is a non-profit organization, the shares of which are wholly-owned by its members (all Korean securities companies and some Korean branches of foreign securities companies). Both equity and debt securities are traded on the KSE. Although the KSE market capitalization and trading volume have increased substantially over the past ten years, it is still small relative to the U.S. exchanges. The aggregate market value of equity securities listed on the KSE was approximately W134 trillion (approximately U.S.$165 billion) at June 30, 1996.



MARKET CAPITALIZATION AND TRADING VOLUME



     The Korean securities markets, while relatively small as compared to the securities markets of the United States, Japan and certain European countries, have, with the exception of 1990, 1991 and 1995, been generally characterized by gradual and consistent growth. The development of the Korean securities markets may be attributed to, among other things, the Korean government's extensive involvement in the private sector, including the securities markets. From 1982 to 1989, market capitalization of equity securities listed on the KSE increased substantially from approximately W3.0 trillion to a high of approximately W95.5 trillion at December 31, 1989. During 1990 and 1991, however, market capitalization did not continue such growth, and the total market capitalization of equity securities listed on the KSE decreased 17.2% to approximately W79.0 trillion at December 31, 1990 and decreased 7.5% to approximately W73.1 trillion at December 31, 1991. Since the beginning of 1992 and the opening of the Korean securities markets to foreign investment, market capitalization has generally increased, and as of August 31, 1996 was W131 trillion.



     Large groups of related companies referred to as "chaebols" are engaged in a wide range of businesses and play a significant role in the Korean economy. The Korean government has requested the chaebols to reduce their shareholdings both within and outside of the chaebol groups. The Korean government's policy is to encourage the growth of smaller and medium-sized companies.



     Total trading volume of equity securities listed on the KSE has fluctuated widely, but also has, with the exception of 1990, generally increased from 1982 through 1994. However, in 1995, total trading volume was approximately W143 trillion, which represented a decrease of 37.8% from total trading volume of W230 trillion in 1994. Trading activity in equity securities is concentrated in relatively few securities. As of June 30,

1996, the 30 most actively traded equity securities listed on the KSE accounted for 50.5% of total trading volume.



     The number of companies listed, the corresponding aggregate market value at the end of the periods indicated and the average daily trading volume for those periods are set out in the following table.



                                           MARKET VALUE AT
                                              PERIOD END                    AVERAGE DAILY TRADING VOLUME/VALUE
                       NUMBER OF    ------------------------------    ----------------------------------------------
                        LISTED      IN BILLIONS      IN MILLIONS      IN THOUSANDS    IN MILLIONS     IN THOUSANDS
YEAR                   COMPANIES      OF WON       OF U.S. DOLLARS     OF SHARES        OF WON       OF U.S. DOLLARS
---------------------- ---------    -----------    ---------------    ------------    -----------    ---------------
1984..................    336           5,148            6,222           14,847          10,642           12,862
1985..................    342           6,570            7,380           18,925          12,315           13,834
1986..................    355          11,994           13,923            3,402(1)       32,870           38,159
1987..................    389          26,172           33,033           56,701(1)       70,185           88,584
1988..................    502          64,544           94,349           10,367         198,364          289,963
1989..................    626          95,477          140,490           11,757         280,967          413,430
1990..................    669          79,020          110,302           10,866         183,692          256,411
1991..................    686          73,118           96,107           14,021         214,263          281,629
1992..................    688          84,712          107,448           24,028         308,246          390,977
1993..................    693         112,665          139,420           35,130         574,048          710,368
1994..................    699         151,217          191,729           36,862         776,257          984,223
1995..................    721         141,151          182,201           26,104         487,234          628,932
1996(2)...............    738         131,110          160,007           25,997         494,107          603,011


---------------


(1) Equivalent to the trading volume after consolidation of shares. From 1986 to 1987, shares were consolidated at the ratio of 10 to 1 or 5 to 1 to improve the efficiency of trading. The actual trading volumes, before consolidation of shares was completed, were 31,755 and 20,353 in 1986 and 1987, respectively.



(2) As of August 31, 1996 and during the period from January 1 to August 31, 1996, as the case may be.



Source: Stock, September 1996, Korea Stock Exchange.



MARKET DATA



     Market performance of the KSE is measured by a composite index and several additional indices based on the first and second trading sections of the KSE, industry sectors and the capitalization of individual stocks. The Korea Composite Stock Price Index ("Index") is the major measure of changes in the aggregate market value of all common stocks listed on the KSE. Under the current weighted market value method of computing the Index, the market price of each listed common stock is multiplied by the number of shares listed and then aggregated. Prior to 1983, the Index was determined through a simple average method of computation.



     The Index generally increased through the 1980's and has generally fluctuated in the 1990's. The Index reached a low point of 459.07 on August 21, 1992 and reached its highest point of 1,138.75 on November 8, 1994. On December 31, 1995, the Index closed at 882.94, a 14% decrease from year end 1994. On August 31, 1996, the Index was at 781.49.

     The following table illustrates the market performance of the KSE as measured by the Index from 1984 through June 30, 1996, together with the associated dividend yield and price-to-earnings ratios for listed securities as of the end of the periods indicated.



                      KOREA COMPOSITE STOCK PRICE INDEX(1)



                                                                                    AVERAGE
                                                                          ---------------------------
                                                              PERIOD      DIVIDEND     PRICE/EARNINGS
YEAR                                    HIGH        LOW         END       YIELD(3)        RATIO(4)
-------------------------------------  -------     ------     -------     --------     --------------
1984.................................   142.46     114.37      142.46        5.7             4.5
1985.................................   163.37     131.40      163.37        6.0             5.2
1986.................................   279.67     153.85      272.61        4.8             7.6
1987.................................   525.11     264.82      525.11        2.9            10.9
1988.................................   922.56     527.89      907.20        2.6            11.2
1989.................................  1,007.77    844.75      909.72        2.3            14.4
1990.................................   928.82     566.27      696.22        2.6            13.3
1991.................................   763.10     586.51      610.92        2.9            11.7
1992.................................   691.48     459.07      678.44        2.5            11.4
1993.................................   874.10     605.93      866.18        1.9            14.1
1994.................................  1,138.75    855.37     1,027.37       1.4            18.0
1995.................................  1,016.77    847.09      882.94        1.4            17.9
1996(2)..............................   837.99     753.35      781.49        1.5            17.5


---------------


(1) The Index covers all common stocks listed on the KSE with a base date of January 4, 1980 and a base index of 100. In 1983 the method of computing the Index was changed from a price-weighted method to a market value method.



(2) January through August 31, 1996.



(3) Dividend Yield is derived from a simple average method by dividing the sum of dividends per share for KSE-listed issues paying dividends during the period by the sum of closing per share prices of such issues. Price/Earnings Ratio, as published by the KSE, is derived from a simple average method by dividing the sum of closing prices for KSE-listed stocks by the sum of the earnings per share of the individual issues. Price/earnings ratios calculated pursuant to a weighted market value method (the customary method utilized in the United States) could indicate significantly different ratios.



(4) Korean companies normally report earnings only on an annual basis. As a result, the earnings used to calculate price/earnings ratios may not be comparable to those customarily used in the United States. The figures do not include companies that recorded losses in the previous years.



Source: Stock, September 1996, Korea Stock Exchange.



     Shares are quoted "ex-dividend" on the first trading day of the relevant company's accounting period. Since the calendar year is the accounting period for a large majority of all listed companies, this may account for the drop (if any) in the Index between its closing level at the end of one calendar year and its opening level at the beginning of the following calendar year.



     Movements in individual company share prices are confined to fixed limits around the previous day's closing price. Such restrictions limit the maximum movement in the Index on any day. As a result, the quoted closing price of a listed security, if such closing price has been fixed by the limit, may not necessarily represent the price at which persons are willing to buy and to sell such security in the absence of such a limit.



TRADING, SETTLEMENT AND ENTRUSTMENT DEPOSIT PROCEDURES



     The KSE has established a daily price change limitation schedule for shares traded on the KSE based on the previous day's closing price. See "Market Data." The KSE may suspend trading in the securities of an individual company in certain circumstances. Share transactions are effected through accounts with one of the 36 securities companies which act as brokers, but which may also buy and sell as principals.



     Currently, individual investors are required to make a 40% entrustment guarantee deposit in cash or substitute securities with their Korean broker prior to executing any trades. However, certain eligible institutional investors, including the Fund, are exempted from such entrustment guarantee deposit require-ments. To the extent the Fund was not exempted from such requirements, the Fund would be exposed to the risk of the broker's insolvency prior to settlement.



     All orders are transmitted directly and individually to the floor or the Stock Market Automated Trading System ("SMATS") of the KSE via the computerized order-routing system. In cases where the ordered issues are designated for computerized trading, the system transmits the orders automatically to the SMATS. Almost all of the transactions on the KSE are executed by the SMATS, except a small number of issues designated as issues subject to manual matching. When a member firm inputs an order in the order-routing terminal located at its offices, the order, via the order-routing system, is fed directly into and recorded in the files of the SMATS by issue, price, and time of order. Then the order is matched automatically under the auction principle.



     All securities transactions on the KSE are settled and cleared through the Korea Securities Depository, a clearing and settlement agent of the KSE. Transactions are classified either as regular way transactions, for which settlement is due on the second business day following the day of contract, or as cash transactions which are due on the day of contract. Shares and beneficial certificates are traded as regular way transactions, while bonds may be traded either as regular way or cash transactions. The delivery and receipt of securities may be cleared by a book-entry clearing system of the Korea Securities Depository. In 1995, the total volume cleared was 4,334 million shares, of which 4,252 million were settled by way of book-entry deliveries.



TRANSACTION COSTS



     Regulations of the KSE have established certain maximum brokerage commission rates for all transactions effected on the KSE. The rates currently provide for a commission of up to 0.6% for equity securities and up to 0.3% for bonds and beneficial certificates. Each individual broker may determine brokerage commissions within the established ranges. Each broker is required to report its commission rate schedule and any deviation therefrom to the KSE seven days prior to its application. There is generally no deviation in commission rate schedules among Korean brokers. The same commission rates are, in practice, applied to all trades in the same volume range. In addition, a securities transaction tax is levied on the seller for most transactions at a rate of 0.15% of the value of shares sold on the KSE and 0.5% of the value of the shares sold off the KSE (or, in the case of sales made through certain licensed broker dealers in the over-the-counter market, 0.3%). From July 1, 1994, a special agricultural and fishery tax is levied on the seller for most transactions at a rate of 0.15% of the value of shares sold on the KSE. For detailed information, see "Taxation--Korean Taxes."



     The margin requirement as set by the KSE is 40% of the total of the sale or purchase order value of the securities. The margin requirements are varied by the KSE depending upon market conditions. Foreign investors, including the Fund, are not permitted to engage in margin transactions or enjoy the benefit of other loans or financing.



REGULATION



     The MOFE establishes the basic policies governing the overall operation of the Korean securities markets. Although the KSEC is authorized to regulate and make decisions on all major issues relating to the securities markets pursuant to the SEA, all decisions of the KSEC must be reported to the MOFE. The MOFE may repeal any decision of the KSEC or suspend its enforcement. The KSEC is composed of nine commissioners, one of whom is appointed as chairman by the President. The day-to-day management and implementation of the policies of the KSEC are conducted by the Securities Supervisory Board.



     The SEA was originally enacted in 1962 and amended fundamentally in 1976, 1982, 1987 and 1991 to broaden the scope and improve the effectiveness of official supervision of the securities markets. The 1987 amendment generally improved the regulatory and disclosure requirements under the SEA, established a more effective system for the transfer of securities through the use of a book-entry system without the need for physical delivery of securities certificates, and provided a statutory basis for futures trading on the KSE. As amended, the SEA introduced restrictions on insider trading, required that specified information be made available by listed companies to investors and established rules regarding margin trading, proxy solicitation and takeover bids. In addition, the 1987 amendments strengthened control over insider trading and contained extensive new provisions which, for the first time, regulated the investment advisory business. The 1991 amendments introduced stricter restrictions on insider trading and supplemented the existing disclosure system. The SEA and regulations promulgated thereunder currently require the initial registration of companies and the filing of separate registration statements for both initial and subsequent issues of securities and provide for the administration and supervision of securities companies, investment advisory companies, listed companies, and other securities-related institutions, including foreign securities firms conducting business in Korea and domestic securities companies conducting business abroad.



     The SEA was amended most recently in January 1994, generally with effect from April 1, 1994, in order to de-regulate the securities markets by lifting the 10% individual limit on the acquisition of shares of a listed company (with effect from January 1, 1997) and permitting listed companies to hold their own shares subject to certain limitations, to improve the central depository system and securities dispute conciliation committee, to strengthen the reporting requirements imposed on shareholders holding 5% or more of the shares of a listed company and to extend to holders of non-voting shares the right to request the issuer to purchase their shares under certain circumstances, including at the time of a merger or business transfer. The amendments also provide detailed provisions for securities index futures transactions.


                           DISTRIBUTION ARRANGEMENTS


     PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York, a broker-dealer and member of the National Association of Securities Dealers, Inc., will act as the Dealer Manager for the Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement dated the date hereof, the Dealer Manager will provide financial advisory and marketing services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege by Record Date Shareholders. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for financial advisory and marketing services equal to 1.25% of the aggregate Subscription Price for Shares issued pursuant to the exercise of the Rights and pursuant to the Over-Subscription Privilege, and the Fund has also agreed to pay broker-dealers, including the Dealer Manager, fees for their solicitation efforts (the "Solicitation Fees") of 2.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of the Rights and pursuant to the Over-Subscription Privilege as a result of their soliciting efforts. Solicitation Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates or, in the absence of such designation, to the Dealer Manager.



     In addition, the Fund has agreed to reimburse the Dealer Manager up to an aggregate of $100,000 for its reasonable expenses incurred in connection with the Offer. The Fund and the Investment Manager have each agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by such Agreement except for any act of bad faith, willful misconduct, or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under such Agreement.



     The Fund has agreed not to offer or sell, or enter into any agreement to sell, any equity or equity related securities of the Fund or securities convertible into such securities for a period of 180 days after the date of the Dealer Manager Agreement, except for the Shares and Common Stock issued in reinvestment of dividends or distributions or other limited circumstances.



                     DIVIDENDS AND DISTRIBUTIONS; DIVIDEND

                      REINVESTMENT AND CASH PURCHASE PLAN


     The Fund intends to distribute annually to shareholders substantially all of its net investment income, if any, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long- and short-term capital gains net of expenses.

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names may elect to have all distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Fund shares pursuant to the Plan. Shareholders who do not elect to participate in the Plan will receive distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.


     The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a NYSE trading day, then the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, with the cash in respect of such dividend or distribution, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.



     Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15 of each year. Any voluntary cash payments received more than 30 days prior to such date will be returned by the Plan Agent, and interest will not be paid on any invested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date as specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.



     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.



     The reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends or distributions. See "Taxation."



     If shares are held in the shareholder's name and the shareholder wishes to receive all dividends and capital gain distributions in cash rather than in shares, such shareholder may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If shares are held in nominee name, the shareholder should be able to withdraw from the Plan without penalty at any time by sending written notice to its nominee. If a shareholder withdraws, such shareholder will receive a share certificate for all full shares or, if preferred, the Plan Agent will sell the shares and return the proceeds to the shareholder, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send the shareholder a check for the proceeds. If a shareholder participates in the Plan through a brokerage account, such shareholder may not be able to continue as a participant if it transfers those shares to another broker. Shareholders should contact their broker or nominee or the Plan Agent to determine the best arrangement for their participation in the Plan.



     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed c/o the Plan Agent for Fidelity Advisor Korea Fund, Inc., Two Heritage Drive, Quincy, Massachusetts 02171.


                                    TAXATION

U.S. FEDERAL INCOME TAXES


     The Fund intends to continue to qualify, and elect to be treated, as a regulated investment company for each taxable year under the Code. The Fund intends to distribute substantially all its investment company taxable income and net capital gains each year (thereby avoiding the imposition of Federal income and excise taxes on such distributed income and gain in the Fund). Such distributions will be taxable as ordinary income and long-term capital gains, respectively, to shareholders of the Fund who are subject to tax whether received in shares or in cash. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Notwithstanding the above, the Fund may decide to retain all or part of any net capital gains for reinvestment. If the Fund retains for reinvestment or otherwise an amount of such net long-term capital gains, it will be subject to a tax of 35% of the amount retained. The Board of Directors of the Fund will determine at least once a year whether to distribute any net capital gains (which is net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from prior years). The Fund expects to designate amounts retained as undistributed capital gains in a notice to its shareholders who, if subject to U.S. Federal income taxation on long-term capital gains, (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (b) will be entitled to credit against their U.S. Federal income tax liabilities their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. Federal income tax purposes, the basis of shares owned by a shareholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.



     The Fund may be subject to certain taxes, including withholding taxes, imposed by Korea and possibly other foreign countries with respect to its income and capital gains. If the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. Federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under the U.S. income tax principles, as paid by its shareholders. The Fund expects to qualify for and make this election. For any year that the Fund makes such an election, each shareholder will be required to include in its income an amount equal to its allocable share of such income taxes paid by the Fund to a foreign country's government and shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. Federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by the Fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from the Fund's election. However, such shareholders should not be disadvantaged either because the amount of additional income they are deemed to receive equal to their allocable share of such foreign countries' income taxes paid by the Fund generally will not be subject to U.S. Federal income tax. The amount of foreign taxes that may be credited against a shareholder's U.S. Federal income tax liability generally will be limited, however, to an amount equal to the shareholder's U.S. Federal income tax rate multiplied by its foreign source taxable income. For this purpose, the Fund generally expects that the capital gains it distributes, whether as dividends or capital gains distributions, will not be treated as foreign source taxable income. In addition, this limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign source "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder's portion of the foreign taxes and (ii) the portion of the Fund's dividends and distributions that represents income derived from foreign sources.



     After the end of each taxable year, the Fund will notify shareholders of the Federal income tax status of any distributions, or deemed distributions, made by the Fund during such year. If the Fund's dividends exceed its taxable income in any year, which is sometimes the result of currency related losses, all or a portion of the Fund's dividends may be treated as a return to capital. For a further discussion of certain income tax consequences to the Fund and to shareholders of the Fund, see "Taxation -- U.S. Federal Income Taxes" in the SAI.


KOREAN TAXES


     Under current Korean law, payments to non-residents of Korea (such as the Fund) by Korean corporations in respect of income are subject to Korean withholding tax and capital gains derived by non-residents of Korea (such as the Fund) with respect to stock and securities of Korean corporations are subject to withholding tax, unless exempted by relevant laws or tax treaties. More specifically, dividends and interest will be subject to withholding tax at the rate of 27.5% until December 31, 1998 and 26.875% thereafter and capital gains (without deduction for capital losses) will be subject to withholding tax equal to the lower of (i) 10% until December 31, 1998 and 10.75% thereafter of the gross sales proceeds, or (ii) if satisfactory evidence of acquisition cost is produced, 27.5% until December 31, 1998 and 26.875% thereafter of the difference between the gross sales proceeds and the acquisition cost of the stock or security sold (excluding any transaction charges, commissions, fees or taxes paid at the time of acquisition).


     The applicable withholding tax rate under the U.S.-Korea Income Tax Treaty presently in effect (the "Treaty"), is generally 15% (plus a resident tax of 10% until December 31, 1998 and 7.5% thereafter of such amount, or a total of 16.5% until December 31, 1998 and 16.125% thereafter) on dividends paid to the Fund by Korean corporations, and generally 12% (plus a resident tax of 10% until December 31, 1998 and 7.5% thereafter of such amount, or a total of 13.2% until December 31, 1998 and 12.9% thereafter) on interest paid to the Fund by Korean corporations. Under the Treaty, no withholding tax will be applicable to capital gains realized by the Fund.



     The reduced tax rate and exemption under the provisions of the Treaty will not apply to the dividend, interest and capital gain income derived by the Fund from Korean corporations if both (i) the Fund is, by reason of the existence of special measures under U.S. Federal income tax law with respect to those types of income, subject to U.S. Federal income tax in an amount substantially less than the U.S. Federal income tax generally imposed on corporate profits (Article 17(a) of the Treaty), and (ii) at least 25% of the Fund's outstanding shares are held of record or otherwise determined to be owned, directly or indirectly, by one or more persons who are not individual residents of the United States (Article 17(b) of the Treaty).


     Questions have recently been raised as to whether the U.S. regulated investment company provisions contained in the Code constitute "special measures" for purposes of Article 17(a) of the Treaty. Regardless of the resolution of these questions, under Article 17(b) of the Treaty, the Fund will qualify for the benefits of the Treaty so long as less than 25% of the Fund's outstanding shares are determined to be held other than by individual residents of the United States.


     Shin & Kim, Korean counsel to the Fund, have given their opinion that the Treaty presently applies to the Fund if and so long as the Fund operates as described herein. The Fund has received written confirmation from the MOFE that, so long as all of the issued shares of the Fund are listed on one or more publicly acknowledged stock exchanges in the United States only and they are traded on such exchanges by the general public, the Fund will be entitled to the benefits of the Treaty because Article 17(b) of the Treaty will not apply. The Fund's Common Stock is listed on the NYSE and the Shares have been approved for listing on the NYSE upon notice of issuance. In order to qualify for the benefits of the Treaty, the Fund will not apply to list the Fund's shares on any stock exchange outside the United States.



     Notwithstanding the foregoing, the Tax Exemption and Reduction Control Law (the "TERCL") exempts interest on bonds denominated in a non-Korean currency from Korean income and corporation taxes. The residents' tax referred to above is therefore eliminated with respect to such investments. The TERCL tax exemptions will expire on December 31, 1998.


     Under present Korean law, the Korean Inheritance and Gift Tax will not apply to any testate, intestate or inter-vivos transfer of shares of the Fund to the extent the deceased or the donee, as the case may be, is not domiciled in Korea. Korean stamp duty will not apply to transfers of Korean securities, nor to the Fund's portfolio securities transactions.

     A securities transaction tax is payable on the transfer by the Fund of shares and certain other equities (throughout this paragraph, collectively, "shares") issued by a Korean company at the rate of 0.15% of the sale price of the shares (except in certain circumstances in which case no tax is charged, and where the shares are traded outside the KSE, in which case the tax is payable at the rate of 0.5% of the sale price or where the shares are traded through licensed broker-dealers on the over-the-counter market, in which case the tax is payable at the rate of 0.3% of the sale price) unless (i) the shares are listed on a foreign stock exchange and the sales are executed on such exchange; or (ii) those sales are executed between non-residents without a permanent establishment in Korea, the non-resident transferor did not own 10% or more of the total issued and outstanding shares of the issuer of such shares at any time during the five years before the year within which the transfer occurs, and the non-resident transferor does not sell such shares through a securities company in Korea (which latter condition cannot be fulfilled under current KSEC regulations which require all sales of Korean securities off the KSE to be through a Korean securities company). Effective from July 1,

1994, the Korean government introduced an additional agricultural and fishery special tax on securities transactions on the KSE which is equal to 0.15% of the sale price of the shares and which will remain effective for a period of ten years thereafter. The transferor of the shares pays the securities transaction tax. When the transfer is made through a securities company only, such securities company will make the withholding. Where the transfer is effected by a non-resident individual or a non-resident corporation without a permanent establishment in Korea otherwise than through the Korea Securities Depository or a securities company, the transferee is required to withhold the securities transaction tax.

     This tax treatment could change in the event of changes in Korean or U.S. tax laws, changes in the terms of, or the MOFE's interpretation of, the Treaty, or changes in relevant facts.

                          DESCRIPTION OF CAPITAL STOCK

COMMON STOCK

     The authorized capital stock of the Fund is 100,000,000 shares of Common Stock ($.001 par value). All shares of Common Stock are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund's assets after payment of all debts and expenses and any preferential liquidating distributions to holders of any preferred stock issued by the Fund. There are no cumulative voting rights for the election of directors.

     The Fund's Board of Directors has the authority to classify and reclassify any authorized but unissued shares of capital stock and to establish the rights and preferences of such unclassified shares. The Fund has no present intention of offering additional shares of its Common Stock except in connection with the Offer, any future rights offering and the Plan. See "Dividends and
Distributions: Dividend Reinvestment and Cash Purchase Plan." Other offerings of its Common Stock, if made, will require approval of the Fund's Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares of Common Stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding Common Stock.

SPECIAL VOTING PROVISIONS

     The Fund presently has provisions in its Articles of Incorporation and By-Laws which may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions, or to modify its structure.


     Under these provisions, a director may be removed from office only for cause by the vote of at least 75% of the shares of capital stock entitled to be voted on the matter. Also conversion of the Fund from a closed-end to an open-end investment company requires approval of 75% of the entire Board of Directors and the affirmative vote of holders of at least 75% of the Common Stock outstanding unless it is approved by a vote of 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the outstanding Common Stock. A "Continuing Director" is any member of the Board of Directors of the Fund who is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an "Interested Party") and who has been a member of the Board of Directors for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund.



     The Board of Directors is classified into three classes, each with a term of three years with only one class of directors standing for election in any year. Commencing on the date of the annual meeting of stockholders in the year 2000, the Board of Directors will no longer be divided into classes and each director will stand for election at such meeting and at each annual meeting of shareholders held thereafter. Such classification may prevent replacement of a majority of the directors for up to a two-year period while the classification is in effect.

     Additionally, the affirmative vote of 75% of the entire Board of Directors and the holders of at least (i) 75% of the Common Stock and (ii) in the case of a Business Combination (as defined below), 66% of the Common Stock other than Common Stock held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

          (i) merger, consolidation or statutory share exchange of the Fund with or into any other person;

          (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of its business;

          (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a "Business Combination");

          (iv) the voluntary liquidation or dissolution of the Fund, or an amendment to the Fund's Articles of Incorporation, to terminate the Fund's existence; or


          (v) unless the 1940 Act or Federal law requires a lesser vote, any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which stockholder approval is required under Federal or Maryland law.



     However, the shareholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of 75% of the Continuing Directors. In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of the votes entitled to be cast thereon shall be required.


     Reference is made to the Articles of Incorporation and By-Laws of the Fund, on file with the Commission, for the full text of these provisions. See "Further Information."

                   ANNUAL TENDER OFFERS AND SHARE REPURCHASES


     In recognition of the possibility that the Fund's Common Stock might trade at a discount to net asset value, the Board of Directors of the Fund has determined that it would be in the best interests of the shareholders of the Fund to take action to attempt to reduce or eliminate a market value discount from net asset value. To that end, the Board of Directors of the Fund has determined that annual tender offers for shares of its Common Stock may help reduce any market discount that may develop. In this connection, during the first calendar quarter of each calendar year commencing in 1998, the Board of Directors of the Fund has committed to conduct a tender offer for shares of its Common Stock on an annual basis under certain circumstances. During the fourth quarter of the previous calendar year, the Board of Directors will fix in advance a period of 12 consecutive calendar weeks beginning during such fourth calendar quarter and ending in the immediately following first quarter for the purpose of calculating the average trading price of the Fund's Common Stock. In the event that the average of the closing prices of the Fund's Common Stock for the last trading day in each week during such 12-week period, on the principal securities exchange where listed, is below the initial offering price of $15.00 per share and represents a discount of 10% or more from the average net asset value of the Fund as determined on the same days in the same period, a tender offer for up to 10% of the then outstanding shares of the Fund's Common Stock will be conducted during such first calendar quarter, subject to certain conditions described below. In addition, the Board of Directors may consider from time to time open market repurchases of the Fund's Common Stock or converting the Fund into an open-end investment company.

     Subject to the Fund's investment restrictions with respect to borrowings, the Fund may incur debt to finance tender offers and/or repurchases. See "Investment Restrictions" in the SAI. Interest on any such borrowings will reduce the Fund's net investment income, and any such borrowings are subject to special considerations.

     No assurance can be given that annual tender offers or repurchases of shares of its Common Stock will reduce or eliminate any market discount from net asset value of the Fund's Common Stock. The Fund anticipates that the market price of its Common Stock will from time to time vary from its net asset value. The market price of the Fund's Common Stock will, among other things, be determined by the relative demand for and supply of shares of its Common Stock in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Fund's Common Stock may be subject to tender offers at net asset value from time to time may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Investment Manager, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover net asset value in conjunction with an annual tender offer.

     Although the Board of Directors believes that tender offers and repurchases of shares of Common Stock generally would have a favorable effect on the market price of the Fund's Common Stock, the repurchase of shares of Common Stock by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective and policies and the Fund's portfolio, the Investment Manager does not anticipate that tender offers and repurchases should have a materially adverse effect on the Fund's investment performance and does not anticipate any material difficulty in disposing of sufficient portfolio securities in order to consummate tender offers and repurchases.


     Although the Board of Directors has committed to annual tender offers under the circumstances set forth above, it is the Board of Directors' announced policy, which may be changed by the Board of Directors, that the Fund cannot accept tenders or effect repurchases if (1) such transactions, if consummated, would (a) result in the delisting of the Fund's Common Stock from the NYSE (the NYSE having advised the Fund that it would consider delisting if the aggregate market value of the Fund's outstanding shares is less than $5,000,000, the number of publicly held shares of Common Stock falls below 600,000 or the number of round-lot holders falls below 1,200) or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund subject to U.S. Federal income taxes on all of its income and gains in addition to the taxation of shareholders who receive distributions from the Fund); (2) the amount of shares of Common Stock tendered would require liquidation of such a substantial portion of the Fund's securities that the Fund would not be able to liquidate portfolio securities in an orderly manner in light of the existing market conditions and such liquidation would have an adverse effect on the net asset value of the Fund to the detriment of non-tendering shareholders; (3) there is any (a) in the Board of Directors' judgment, material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the NYSE or other national securities exchange(s), or the NASDAQ National Market System, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or New York State, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) in the Board of Directors' judgment, other event or condition which would have a material adverse effect on the Fund or its shareholders if shares were repurchased; or (4) the Board of Directors determines that effecting any such transaction would constitute a breach of their fiduciary duty owed to the Fund or its shareholders. The Board of Directors may modify these conditions in light of experience.

     Any tender offer made by the Fund for its shares of Common Stock will be at a price equal to the net asset value of the Common Stock on a date subsequent to the Fund's receipt of all tenders. During the pendency of any tender offer by the Fund, the Fund will calculate daily the net asset value of the Common Stock and will establish procedures which will be specified in the tender offer documents, to enable shareholders to ascertain readily such net asset value. Each offer will be made and shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder, including information for shareholders to consider in deciding whether to tender shares of Common Stock and detailed instructions on how to tender such shares of Common Stock. When a tender offer is authorized to be made by the Fund's Board of Directors, a shareholder wishing to accept the offer will be required to tender all (but not less than all) of the shares of Common Stock owned by such shareholder (or attributed to him or her for U.S. Federal income tax purposes under Section 318 of the Code) unless the Fund has received a ruling from the Internal Revenue Service, or an opinion satisfactory to it, that a tender of less than all of a shareholder's shares of Common Stock will not cause certain adverse tax consequences with respect to non-tendering shareholders. There can be no assurance that the Fund will receive such a ruling or opinion.



     A shareholder who sells all of his or her shares of Common Stock (including shares attributed to him or her for U.S. Federal income tax purposes under
Section 318 of the Code) pursuant to a tender offer or open-market repurchase by the Fund will realize a taxable gain or loss, treated as described in "Taxation--U.S. Federal Income Taxes." A shareholder who sells less than all of his or her shares of Common Stock (including shares so attributed) may be treated as receiving a dividend from the Fund in the amount of some or all of the proceeds of sale; in that event, the amount of proceeds not treated as a dividend would be a return of capital, reducing the shareholder's basis in his or her shares of Common Stock (including the shares sold pursuant to the tender offer or repurchase) and a gain (treated as a capital gain for a shareholder owning the shares as a capital asset) to the extent of any amount in excess of such basis. Also, in the case of open-market repurchases, it is possible that shareholders who do not have their shares of Common Stock repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund.



     The Fund will not specify a record date for the tender offer that will not permit a shareholder of record on the effective date of the tender offer to tender its shares of Common Stock. The Fund will purchase all shares of Common Stock tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above), or unless more shares are tendered than the Fund is required to purchase, in which case the Fund will purchase the shares tendered on a pro rata basis. Each person tendering shares of Common Stock will pay to the Fund a reasonable service charge, currently anticipated to be $25.00, but subject to change, to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. It is the position of the staff of the Commission that such service charge may not be deducted from the proceeds of the purchase. The Fund's transfer agent will receive the fee as an offset to these costs. The Fund expects that the cost to the Fund of effecting a tender offer will exceed the aggregate of all service charges received from those who tender their shares of Common Stock. Such excess costs associated with the tender will be charged against capital. Tendered shares of Common Stock that have been accepted and purchased by the Fund will be recorded and reported as an offset to shareholders' equity and accordingly will reduce the Fund's total assets.


     In order to finance share repurchases, the Fund currently anticipates that it will liquidate a portion of its investments. Although the Fund has no current intention to incur debt in order to finance share repurchases, it is permitted to borrow to finance such repurchases. If the Fund does borrow to finance share repurchases, this would have the effect of leveraging on the Fund.

     If the Fund must liquidate portfolio securities in order to purchase shares of Common Stock tendered, the Fund may realize gains and losses. Such gains may be realized on securities held for less than three months. Because the Fund, as a regulated investment company under the Code, may not derive 30% or more of its gross income from the sale or disposition of stocks and securities held less than three months, such gains would reduce the ability of the Fund to sell other securities held for less than three months that the Fund may wish to sell in the ordinary course of its portfolio management, which may adversely affect the Fund's return. See "Taxation--U.S. Federal Income Taxes." The portfolio turnover rate of the Fund may or may not be affected by the Fund's repurchases of shares pursuant to a tender offer.


         CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR


     The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017-2070, acts as custodian for the Fund's assets. The Hong Kong and Shanghai Banking Corporation, Seoul Branch serves as the Fund's sub-custodian for its assets held in Korea. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, New York, also may serve as a special purpose custodian of certain assets in connection with the Fund's repurchase agreement transactions. State Street Bank and Trust Company acts as the transfer agent, dividend paying agent and registrar for the Fund's Common Stock.


                                    EXPERTS


     The financial statements of the Fund incorporated by reference in the SAI have been so incorporated in reliance on the report of Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, the Fund's independent accountants, given on the authority of said firm as experts in auditing and accounting.


                                 LEGAL MATTERS


     The validity of the Shares offered hereby will be passed on for the Fund by Rogers & Wells, New York, New York and certain legal matters will be passed upon for the Dealer Manager by Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois. Counsel for the Fund and the Dealer Manager will rely, as to matters of Maryland law, on Piper & Marbury L.L.P., Baltimore, Maryland. With respect to all matters of Korean law, counsel for the Fund and counsel for the Dealer Manager will rely on Shin & Kim, Seoul, Korea.


                              FURTHER INFORMATION

     The Fund has filed with the U.S. Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the U.S. Securities Act of 1933, as amended, with respect to the Common Stock offered hereby. Further information concerning the Shares and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part. The Registration Statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION


Investment Objective and Policies...................................................        2
Investment Restrictions.............................................................        2
Management of the Fund..............................................................        4
Estimated Expenses..................................................................        7
Portfolio Transactions..............................................................        8
Net Asset Value.....................................................................       10
Taxation............................................................................       11
Incorporation of Financial Statements by Reference..................................       18
Appendix A--General Characteristics and Risks of Derivatives........................      A-1
Appendix B--Debt Ratings............................................................      B-1

---------------------------------------------------------
---------------------------------------------------------


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE FUND'S INVESTMENT MANAGER, INVESTMENT ADVISER OR SUB-ADVISER OR THE DEALER MANAGER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SECURITIES TO WHICH IT RELATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SUCH SECURITIES IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL.


                            ------------------------

                               TABLE OF CONTENTS


                                           PAGE
                                         ------
Fee Table................................      3
Financial Highlights.....................      4
Market and Net Asset Value Information...      5
The Offer................................      6
The Fund.................................     15
Use of Proceeds..........................     15
Investment Objective and Policies........     15
Additional Investment Practices..........     20
Risk Factors and Special
  Considerations.........................     22
Management of the Fund...................     35
The Republic of Korea....................     38
The Securities Markets of Korea..........     43
Distribution Arrangements................     50
Dividends and Distributions; Dividend
  Reinvestment and Cash Purchase Plan....     50
Taxation.................................     52
Description of Capital Stock.............     55
Annual Tender Offers and Share
  Repurchases............................     56
Custodian, Transfer Agent, Dividend
  Paying Agent and Registrar.............     59
Experts..................................     59
Legal Matters............................     59
Further Information......................     59
Table of Contents of Statement of
  Additional Information.................     60


---------------------------------------------------------
---------------------------------------------------------
                       ---------------------------------------------------------
                       ---------------------------------------------------------


                        1,469,031 Shares of Common Stock

                            Issuable Upon Exercised
                            Rights to Subscribe for
                                  Such Shares

                                      LOGO


                                FIDELITY ADVISOR

                                KOREA FUND, INC.

                                  COMMON STOCK

                            ------------------------
                                   PROSPECTUS
                            ------------------------
                            PAINEWEBBER INCORPORATED
                            ------------------------


                               NOVEMBER 13, 1996


                       ---------------------------------------------------------
                       ---------------------------------------------------------

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.



                 SUBJECT TO COMPLETION, DATED NOVEMBER 13, 1996


                       FIDELITY ADVISOR KOREA FUND, INC.
                            ------------------------

                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus, dated November 13, 1996 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing shares of Fidelity Advisor Korea Fund, Inc. (the "Fund") and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling the Fund's Information Agent, D. F. King & Co., Inc. at (800) 290-6430. This SAI incorporates by reference the entire Prospectus. Defined terms used herein shall have the same meaning as provided in the Prospectus. The date of this SAI is November 13, 1996.


                            ------------------------

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION


Investment Objective and Policies...................................................        2
Investment Restrictions.............................................................        2
Management of the Fund..............................................................        4
Estimated Expenses..................................................................        7
Portfolio Transactions..............................................................        8
Net Asset Value.....................................................................       10
Taxation............................................................................       11
Incorporation of Financial Statements by Reference..................................       18
Appendix A--General Characteristics and Risks of Derivatives........................      A-1
Appendix B--Debt Ratings............................................................      B-1

                       INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its objective through investment primarily in equity and debt securities of Korean Issuers. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies" in the Prospectus.


                            INVESTMENT RESTRICTIONS

     The Fund's only fundamental policies, that is, policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, are (i) its investment objective, (ii) its policy that under normal market conditions, at least 65% of the Fund's total assets will be invested in equity and debt securities of Korean Issuers, and (iii) the following seven restrictions. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions referred to herein are not fundamental policies of the Fund and may be changed by the Fund's Board of Directors without shareholder approval. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. Under its fundamental policies, the Fund may not:

          (1) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, more than 25% of the Fund's total assets would be invested in companies whose principal business activities are in the same industry;

          (2)  issue senior securities, except as permitted under the 1940 Act;

          (3) borrow money, except that the Fund may borrow money for temporary or emergency purposes or to finance tender offers and/or share repurchases in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings); any borrowings that come to exceed this amount will be reduced promptly in accordance with reasonable investment practice to the extent necessary to comply with the 33 1/3% limitation;

          (4) underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities;

          (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

          (6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by or indexed to, or representing interests in, physical commodities or investing or trading in derivative investments); or

          (7) make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.


     As a matter of non-fundamental policy, the Fund will not purchase any portfolio securities while borrowings representing more than 5% of its total assets are outstanding. To meet Federal tax requirements for qualification as a "regulated investment company," the Fund intends to limit its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer and the Fund will not hold more than 10% of the outstanding voting securities of that issuer; and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government securities" as defined for Federal tax purposes.


AFFILIATED FINANCIAL INSTITUTION TRANSACTIONS

     The Fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the Fund under the 1940 Act. These transactions may include, for example, repurchase agreements with custodian banks; purchase of short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Commission, the Board of Directors will establish and periodically review procedures applicable to transactions involving affiliated financial institutions.

FUND'S RIGHTS AS A SHAREHOLDER

     The Fund does not intend to direct or administer the day-to-day operations of any company. The Fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when the Investment Manager or the Investment Adviser determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that the Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that the Fund could be involved in lawsuits related to such activities. The Investment Manager or the Investment Adviser will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Fund, and the risk of actual liability if the Fund is involved in litigation. No guarantee can be made, however, that litigation against the Fund will not be undertaken or liabilities incurred.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


     The names, business addresses and ages of the directors and principal officers of the Fund are set forth below, together with their positions and their principal occupations during the past five years and, in the case of the directors, their positions with certain other international organizations and publicly held companies.



                                                            PRINCIPAL OCCUPATION AND OTHER
      NAME, ADDRESS AND AGE       POSITION WITH FUND                 AFFILIATIONS
--------------------------------- ------------------    ---------------------------------------
Edward C. Johnson 3d (66)*....... Director and          Chief Executive Officer, Chairman and a
Fidelity Investments              President             Director of FMR Corp.; Chairman of
82 Devonshire Street                                    Fidelity Investments Limited; Chairman
Boston, MA 02109                                        of Fidelity Investments Japan Limited;
                                                        Director and Chairman of the Board and
                                                        of the Executive Committee of FMR;
                                                        Chairman and a Director of FMR Texas
                                                        Inc., Fidelity Management & Research
                                                        (U.K.) Inc., and Fidelity Management &
                                                        Research (Far East) Inc.; Director or
                                                        Trustee and President of all Fidelity
                                                        U.S.-registered management investment
                                                        companies managed by FMR; Chairman of
                                                        each of the funds in the Fidelity Group
                                                        of International Funds and of Fidelity
                                                        Advisor World Funds.

J. Gary Burkhead (55)*........... Director and          President of FMR; and President and a
Fidelity Investments              Senior Vice           Director of FMR Texas Inc., Fidelity
82 Devonshire Street              President             Management & Research (U.K.) Inc. and
Boston, MA 02109                                        Fidelity Management & Research (Far
                                                        East) Inc.; Director or Trustee and
                                                        Senior Vice President of all
                                                        U.S.-registered management investment
                                                        companies managed by FMR and of
                                                        Fidelity Advisor World Funds.

Helmert Frans van den Hoven       Director              Former Member, Supervisory Board, Royal
(73).............................                       Dutch Petroleum Company; former
82 Devonshire Street                                    Chairman, Supervisory Board ABN/Amro
Boston, MA 02109                                        Bank (1992-1994) and of Unilever N.V.
                                                        (1975-1984); Member, Supervisory
                                                        Boards, Hunter Douglass and Vendex
                                                        International; Director of a number of
                                                        other funds in the Fidelity Group of
                                                        International Funds, Fidelity Advisor
                                                        Emerging Asia Fund, Inc. and of
                                                        Fidelity Advisor World Funds.

Bertram High Witham, Jr. (77).... Director              Chairman and Director, Preferred
82 Devonshire Street                                    Lodging System; Director, Bill Glass
Boston, MA 02109                                        Ministries; Trustee, Fidelity North
                                                        Carolina Capital Management Fund;
                                                        former Treasurer, IBM Co. (1973-1978);
                                                        Director of Fidelity Advisor Emerging
                                                        Asia Fund, Inc. and of Fidelity Advisor
                                                        World Funds.

                                                            PRINCIPAL OCCUPATION AND OTHER
      NAME, ADDRESS AND AGE       POSITION WITH FUND                 AFFILIATIONS
--------------------------------- ------------------    ---------------------------------------
David L. Yunich (79)............. Director              Former Consultant, W.R. Grace & Company
82 Devonshire Street                                    (1977-1995); former Director W.R. Grace
Boston, MA 02109                                        & Company (1977-1995); former Director,
                                                        New York Racing Association
                                                        (1977-1995); former Director,
                                                        Prudential Insurance Company of America
                                                        (1955-1991); Director, River Bank
                                                        America (1964-present); former
                                                        Director, NYNEX Corporation
                                                        (1970-1990); Trustee, Saratoga
                                                        Performing Arts Center, Boy Scouts of
                                                        America, and Carnegie Hall; former
                                                        President, Vice Chairman and Director,
                                                        R.H. Macy & Company (1955-1978);
                                                        Trustee, Fidelity Investments
                                                        Charitable Gift Fund (1992); Director,
                                                        Fidelity Investments Charitable Gift
                                                        Fund Inc. (1994); Director, Fidelity
                                                        Advisor Emerging Asia Fund, Inc.;
                                                        Director, Fidelity Advisor World Funds.

William R. Ebsworth (38)......... Vice President        Chief Investment Officer, Fidelity
Fidelity Investments Management                         Investments (Hong Kong); Director,
  (H.K.) Ltd.                                           Fidelity Investments Management (Hong
16th Floor                                              Kong) Ltd.; Research Director, Fidelity
Citibank Tower                                          Investments (Tokyo and Hong Kong)
3 Garden Road                                           (1990-1991); Fund Manager and Analyst,
Central, Hong Kong                                      Fidelity Investments (Boston and Tokyo)
                                                        (1986-1990); Vice President of Fidelity
                                                        Advisor Emerging Asia Fund, Inc.

Billy W. Wilder (46)............. Vice President        President, Fidelity Investments Japan
Fidelity Investments Japan                              Limited (1995); Director of Research,
  Limited                                               Fidelity Management & Research (Far
Shiroyama JT Mori Building                              East) Inc. (1992); Director of Research
19th Floor                                              and General Manager, Schroder
4-3-1 Toranomon, Minato-ku                              Securities (Japan), Ltd. (1988-1992);
Tokyo 105 Japan                                         Senior Analyst, Schroder Securities
                                                        (Japan), Ltd. (1986-1988); Manager,
                                                        Impedance Analysis Equipment Marketing,
                                                        Yokogawa-Hewlett-Packard, Ltd.
                                                        (1979-1986).

Arthur S. Loring (49)............ Secretary             Senior Vice President and General
Fidelity Investments                                    Counsel of FMR; Vice President--Legal
82 Devonshire Street                                    of FMR Corp.; Vice President and Clerk
Boston, MA 02109                                        of Fidelity Distributors Corporation;
                                                        Secretary of all other registered
                                                        management investment companies managed
                                                        by FMR.

Kenneth A. Rathgeber (49)........ Treasurer             Treasurer of all other registered
Fidelity Investments                                    management investment companies managed
82 Devonshire Street                                    by FMR and an employee of FMR; Vice
Boston, MA 02109                                        President, Goldman Sachs & Co. (1978-
                                                        1995), including Vice President of
                                                        Proprietary Accounting (1988-1992),
                                                        Global Co-Controller (1992-1994) and
                                                        Chief Operations Officer of Goldman
                                                        Sachs (Asia) LLC (1994-1995).

Stuart E. Fross (37)............. Assistant             An employee of FMR Corp.
Fidelity Investments              Secretary             (1990-present); Assistant Secretary of
82 Devonshire Street                                    Fidelity Advisor Emerging Asia Fund,
Boston, MA 02109                                        Inc.

                                                            PRINCIPAL OCCUPATION AND OTHER
      NAME, ADDRESS AND AGE       POSITION WITH FUND                 AFFILIATIONS
--------------------------------- ------------------    ---------------------------------------
John H. Costello (50)............ Assistant             Assistant Treasurer of all other
Fidelity Investments              Treasurer             registered management investment
82 Devonshire Street                                    companies managed by FMR and an
Boston, MA 02109                                        employee of FMR.
Pradip Darooka (40).............. Assistant             Vice President of FMR (1996); Principal
Fidelity Investments              Treasurer             (1995-1996), Vice President
82 Devonshire Street                                    (1993-1995), Morgan Stanley Group,
Boston, MA 02109                                        Inc.; Senior Manager (1990-1992), Price
                                                        Waterhouse LLP.


---------------

*Director who is an "interested person" of the Fund within the meaning of the 1940 Act.


     Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager or the Investment Adviser will be paid a fee of $7,000 per year, plus up to $1,500 for every meeting of the Board attended and $1,000 as an annual committee meeting fee. All directors will be reimbursed for travel and out-of-pocket expenses incurred in connection with meetings of the Board of Directors. For the fiscal year ended September 30, 1996, such fees and expenses aggregated $39,135.



     The following table sets forth the aggregate compensation paid by the Fund to each director during the fiscal year ended September 30, 1996, as well as the total compensation paid to each director by the Fund and other investment companies advised by the Investment Manager or its affiliates (collectively, the Fund Complex).


                                                                         ESTIMATED ANNUAL
                              AGGREGATE                                   BENEFITS UPON            TOTAL
                            COMPENSATION      PENSION OR RETIREMENT      RETIREMENT FROM       COMPENSATION
                              FROM THE        BENEFITS ACCRUED FROM          THE FUND            FROM THE
    NAME OF DIRECTOR            FUND*           THE FUND COMPLEX**          COMPLEX**         FUND COMPLEX**
-------------------------   -------------    ------------------------    ----------------    -----------------
Edward C. Johnson
  3d***..................      $     0                  $0                      $0                $     0
J. Gary Burkhead***......            0                   0                       0                      0
H.F. Van den Hoven.......       12,000                   0                       0                 24,000
Bertram H. Witham, Jr....       12,000                   0                       0                 55,350
David L. Yunich..........       12,000                   0                       0                 24,000

---------------

  * Includes compensation paid to Directors by the Fund. The Fund's Directors do not receive any pension or retirement benefits from the Fund as compensation for their services as Directors of the Fund.

 ** Including the Fund, as of September 30, 1996, there were 235 investment companies in the Fund Complex. Messrs. Johnson and Burkhead are both Directors or Trustees of 233 investment companies in the Fund Complex. Messrs. van den Hoven and Yunich are Directors of two investment companies in the Fund Complex, including the Fund. Mr. Witham is a Director or Trustee of four investment companies in the Fund Complex, including the Fund. Under a retirement program adopted in July 1988 by the open-end investment companies in the Fund Complex (the "Open-End Funds"), Messrs. Witham and Yunich, upon reaching age 72, became eligible to participate in a retirement program under which they receive payments during their lifetime from a fund based upon their basic trustees fees and length of service as trustee for the Open-End Funds. During the year ended September 30, 1996, they each received $50,000 in payments under that retirement program. The obligation of the Open-End Funds to make such payments is not secured or funded.

*** Messrs. Johnson and Burkhead, who are "interested persons" of the Fund, do not receive any compensation from the Fund or other investment companies in the Fund Complex for their services as Directors or Trustees, and are compensated by FMR.

     The officers of the Fund conduct and supervise the daily business operations of the Fund, while the directors review such actions and decide on general policy.

     The Fund also has an Audit Committee composed currently of Messrs. van den Hoven, Witham and Yunich.


     The officers and Directors of the Fund, in the aggregate, own less than 1% of the outstanding shares of Common Stock.

     To the knowledge of the Fund's management, based on a search of forms required to be filed with the Fund and the Commission by holders of more than 5% of the Fund's outstanding securities and other procedures, the following person owned beneficially 5% or more of the Fund's outstanding shares at October 31, 1996:



                                                                         AMOUNT OF           PERCENT
              NAME AND ADDRESS OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP     OF CLASS
-----------------------------------------------------------------   --------------------     --------
Nippon Life Insurance Company....................................      439,900 shares          9.98%
2-4-1, Tomioka, Urayasu
Chiba 279
Japan


     In addition, at the Fund's first annual stockholders meeting, the Board of Directors were classified into three classes, each with a term of three years with only one class of directors standing for election in any year. Such classification may prevent replacement of a majority of the directors for up to a two-year period while the classification is in effect. Commencing on the date of the annual meeting of stockholders in the year 2000, the Board of Directors will no longer be divided into classes and each director will stand for election at such meeting and at each annual meeting of stockholders held thereafter.

     The Articles of Incorporation and By-Laws of the Fund provide that the Fund will indemnify its directors and officers and will indemnify employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund to the fullest extent permitted by law. Under Maryland law, a corporation may indemnify any director or officer made a party to any proceeding by reason of service in that capacity unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, the Fund's Articles of Incorporation provide that the Fund's directors and officers will not be liable to shareholders for money damages, except in limited instances. Under Maryland law, a corporation may restrict or limit the liability of directors or officers to the corporation or its stockholders for money damages, except to the extent that (1) it is proved that the person actually received an improper benefit or profit in money, property, or services, or (2) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. However, nothing in the Articles of Incorporation, or By-Laws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Fund's Articles of Incorporation and By-Laws provide that the Fund's Board of Directors has the sole power to adopt, alter or repeal the Fund's By-Laws.

                               ESTIMATED EXPENSES


     On the basis of the anticipated size of the Fund immediately following the Offer and the actual expenses of the Fund since the commencement of operations in October 1994, the Investment Manager estimates that the Fund's normal operating expenses (exclusive of expenses related to the Offer and not including the 25% over-allotment) for its fiscal year ending September 30, 1997 will be approximately $990,035. While the foregoing estimate has been made in good faith on the basis of information as to current prices available to the Investment Manager, including estimates furnished by the Fund's agents, there can be no assurance, given the nature of the Fund, that actual operating expenses for fiscal 1997 will not be substantially more or less than such estimate. For the period from October 31, 1994 to September 30, 1995 and for the fiscal year ended

September 30, 1996 the operating expenses of the Fund, exclusive of amortization of organizational expenses, amounted to $889,248 and $929,567, respectively.


     The Fund's estimated annual operating expenses are higher than the annual normal operating expenses of most other U.S. investment companies of comparable size investing in the securities of U.S. issuers. This results from the fact that (i) the advisory fees (reflecting the specialized nature of the Fund, the nature of the advisory effort involved and the need for outside research services) are higher than advisory fees paid by a number of other investment companies, (ii) many other registered U.S. investment companies do not pay fees to administrators in addition to fees paid to investment advisers, and (iii) the fees charged by certain of the Fund's agents are higher (reflecting communications and other costs associated with an investment company investing in Korea, rather than in the United States) than fees charged by such agents for services to a more typical investment company investing in the United States.

                             PORTFOLIO TRANSACTIONS


     The Fund has no obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Fund's Board of Directors, the Investment Adviser has delegated to the Sub-Adviser primary responsibility for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions.



     In accordance with the policies described below, all orders for the purchase or sale of portfolio securities will be placed on behalf of the Fund by the Sub-Adviser pursuant to authority contained in the Sub-Advisory Agreement or by the Investment Adviser pursuant to the Advisory Agreement. The Investment Adviser and the Sub-Adviser also will be responsible for the placement of transaction orders for other investment companies and accounts for which either of them or their affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the Federal securities laws, the Investment Adviser and the Sub-Adviser will consider various relevant factors, including, but not limited to the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions and arrangements for payment of Fund expenses. The Fund anticipates that its portfolio transactions involving securities of companies domiciled in Korea will be conducted primarily on the KSE and in foreign OTC transactions. Commissions for securities traded on the KSE will generally be higher than for U.S. securities and may not be subject to negotiation.


     The Fund may execute portfolio transactions with broker-dealers who provide research and execution services to the Fund or other accounts over which the Investment Adviser, the Sub-Adviser or their affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Investment Adviser or the Sub-Adviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Investment Adviser's or the Sub-Adviser's investment staff (for equity funds) based upon its assessment of the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Fund may be useful to the Investment Adviser or the Sub-Adviser in rendering investment management services to the Fund or their other clients, and conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other Investment Adviser or Sub-Adviser clients may be useful to the Investment Adviser or the Sub-Adviser in carrying out their obligations to the Fund. The receipt of such research has not reduced the Investment Adviser's or the Sub-Adviser's normal independent research activities; however, it enables the Investment Adviser and the Sub-Adviser to avoid the additional expenses that could be incurred if the Investment Adviser and the Sub-Adviser tried to develop comparable information through their own efforts.


     Subject to applicable limitations of the Federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Fund to pay such higher commissions, the Investment Adviser or the Sub-Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Investment Adviser's or the Sub-Adviser's overall responsibilities to the Fund and its other clients. In reaching this determination, the Investment Adviser and the Sub-Adviser will not attempt to place a specific U.S. dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.


     The Investment Adviser and the Sub-Adviser are authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Fidelity funds to the extent permitted by law. The Investment Adviser and the Sub-Adviser may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. ("FBSI") and Fidelity Brokerage Services ("FBS"), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services, Limited ("FBSL"). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS.

     The Investment Adviser and the Sub-Adviser may allocate brokerage transactions to the Fund's custodians, acting as a broker-dealer, or the other broker-dealers who have entered into arrangements with the Investment Manager, the Investment Adviser or the Sub-Adviser under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agency fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.


     Section 11(a) of the Securities Exchange Act of 1934, as amended, prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Directors has authorized FBSI to effect Fund portfolio transactions on national securities exchanges in accordance with approved procedures and applicable Commission rules.


     The Board of Directors periodically reviews the Investment Adviser's and the Sub-Adviser's performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and reviews the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.


     The Fund's portfolio turnover rates during the period from October 31, 1994 to September 30, 1995 and for the fiscal year ended September 30, 1996, were 25% (annualized) and 28%, respectively. Because a high turnover rate increases transaction costs and may increase taxable gains, the Investment Adviser and the Sub-Adviser each carefully weighs the anticipated benefits of short-term investing against these consequences. An increased turnover rate may be due to short-term interest rate volatility or other special market conditions.


     Brokerage commissions paid by the Fund during the period from October 31, 1994 to September 30, 1995 and for the fiscal year ended September 30, 1996, were $376,929 and $142,449, respectively. No brokerage commissions were paid to FBSI or FBS (formerly FBSL). For the fiscal year ended September 30, 1996, the Fund paid $142,449 in brokerage commissions to firms providing research. The approximate dollar amount of transactions on which brokerage commissions were paid for the fiscal year ended September 30, 1996 was $29,083,249. The Fund pays both commissions and spreads in connection with the placement of portfolio transactions.

     From time to time the Board of Directors reviews whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. The Fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Board of Directors intends to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

     Investment decisions for the Fund are made independently from those for other funds and accounts advised or managed by Fidelity. A particular security may be held by one or more funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.


     When two or more funds or accounts managed by Fidelity are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by Fidelity to be equitable for each fund. In some cases this system could have a detrimental effect on the price or value of a security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Board of Directors that the desirability of retaining the Investment Adviser and the Sub-Adviser outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.


                                NET ASSET VALUE


     Net asset value is determined daily by dividing the value of the net assets of the Fund (the value of its assets less its liabilities including borrowings, exclusive of capital stock and surplus) by the total number of shares of Common Stock outstanding. Portfolio securities will be valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States will be valued at the last sale price or, if no sale has occurred, at the closing bid price. Equity securities for which the primary market is outside the United States will be valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally will be used. Shares listed on the KSE which are traded by foreign investors in foreign OTC transactions generally are valued at prices at which it is expected such shares may be sold, as determined by or under the direction of a committee appointed by the Board of Directors, provided that the committee determines that such valuations are accurate; otherwise such KSE shares will be valued using the procedures for listed securities. Short-term securities will be valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Convertible securities and fixed-income securities will be valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. This two-fold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-the-counter prices. Use of pricing services has been approved by the Board of Directors.


     Securities and other assets for which there is no readily available market will be valued in good faith by a committee appointed by the Board of Directors. The procedures set forth above need not be used to determine the value of the securities owned by the Fund if, in the opinion of a committee appointed by the Board of Directors, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

     Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, will be substantially completed each day at the close of the NYSE. The values of any such securities held by the Fund are determined as of such time for the purpose of computing the Fund's net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. Fidelity Service Co. gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by a committee appointed by the Board of Directors.


                                    TAXATION

U.S. FEDERAL INCOME TAXES

     The Fund intends to continue to qualify, and elect to be treated, as a regulated investment company for each taxable year under the Code. To so qualify the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of the following assets held for less than three months--(i) stock and securities, (ii) options, futures and forward contracts (other than options, futures and forward contracts on foreign currencies), and (iii) foreign currencies (and options, futures and forward contracts on foreign currencies) which are not directly related to the Fund's principal business of investing in stocks and securities (or options and futures with respect to stock or securities); and (c) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses.


     As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income that it distributes to its shareholders, provided that at least 90% of its investment company taxable income for the taxable year is distributed to its shareholders; however, the Fund will be subject to tax on its income and gains to the extent that it does not distribute to its shareholders an amount equal to such income and gains. See also "Passive Foreign Investment Companies" below. Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, but does not include net capital gains (which is net long-term capital gains in excess of net short-term capital losses.) The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. If necessary, the Fund may borrow money temporarily or liquidate assets to make such distributions. Dividend distributions of investment company taxable income (including distributions from short-term capital gains) are taxable to a shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits, whether paid in cash or in shares. Since the Fund will not invest in the stock of domestic corporations, distributions to corporate shareholders of the Fund will not be entitled to the deduction for dividends received by corporations. If the Fund fails to satisfy the 90% distribution requirement or fails to qualify as a regulated investment company in any taxable year, it will be subject to tax in such year on all of its taxable income, whether or not the Fund makes any distributions to its shareholders.



     As a regulated investment company, the Fund also will not be subject to U.S. Federal income tax on its net capital gains, if any, that it distributes to its shareholders. If the Fund retains for reinvestment or otherwise an amount of such net long-term capital gains, it will be subject to a tax of up to 35% of the amount retained. The Board of Directors of the Fund will determine at least once a year whether to distribute any net capital gains. The Fund expects to designate amounts retained as undistributed capital gains in a notice to its shareholders who, if subject to U.S. Federal income taxation on long-term capital gains, (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (b) will be entitled to credit against their U.S. Federal income tax liabilities their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. Federal income tax purposes, the basis of shares owned by a shareholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Distributions of net capital gains, if any, by the Fund are taxable to its shareholders as long-term capital gains whether paid in cash or in shares and regardless of how long the shareholder has held the Fund's shares. Such distributions of net capital gains are not eligible for the dividends received deduction. Under the Code, net capital gains will be taxed at a rate no greater than 28% for individuals and 35% for corporations. Shareholders will be notified annually as to the U.S. Federal income tax status of their dividends and distributions.



     Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares equal to such amount.


     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, the distribution will be taxable even if it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution will receive a distribution which will be taxable to them. The amount of capital gains realized and distributed (which from an investment standpoint may represent a partial return of capital rather than income) in any given year will be the result of investment performance, among other things, and can be expected to vary from year to year.

     If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

     Under the Code, the Fund may be subject to a 4% excise tax on a portion of its undistributed income. To avoid the tax, the Fund must distribute annually at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year. For this purpose, any income or gain retained by the Fund that is subject to corporate income tax will be treated as having been distributed at year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, in the previous year. For a distribution to qualify under the foregoing test, the distribution generally must be declared and paid during the year. Any dividend declared by the Fund in October, November or December of any year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such year and to have been paid by the Fund not later than December 31 of such year, provided that such dividend is actually paid by the Fund during January of the following year.


     The Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. Federal income tax purposes. If the Fund's dividends exceed its taxable income in any year, which is sometimes the result of currency related losses, all or a portion of the Fund's dividends may be a return of capital to shareholders for tax purposes. Furthermore, exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

     The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were sold and repurchased for fair market value at the close of the taxable year) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes.

     The Fund may make investments that accrue income that is not matched by a current receipt of cash by the Fund, such as investments in certain obligations having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its basis immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a concurrent receipt of cash to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its investors. See the discussion of distribution requirements above. The extent to which the Fund may liquidate securities at a gain may be limited by the 30% limitation discussed above.

     Upon the sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and the shareholder's basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term if the shareholder's holding period for the shares is more than 12 months and otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gains distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares.

     An amount received by a shareholder from the Fund in exchange for shares of the Fund (pursuant to a repurchase of shares in a tender offer or otherwise) generally will be treated as a payment in exchange for the shares tendered, which may result in taxable gain or loss as described above. However, if the amount received by a shareholder exceeds the fair market value of the shares tendered, or if a shareholder does not tender all of the shares of the Fund owned or deemed to be owned by the shareholder, all or a portion of the amount received may be treated as a dividend taxable as ordinary income or as a return of capital. In addition, if a tender offer is made, shareholders who do not tender their shares could be deemed, under certain circumstances, to have received a taxable distribution as a result of their increased proportionate interest in the Fund.

  BACKUP WITHHOLDING


     The Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number (ii) the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be credited against such shareholder's federal income tax liability.

  PASSIVE FOREIGN INVESTMENT COMPANIES


     The Fund intends to make investments which may, for Federal income tax purposes, constitute investments in shares of foreign corporations. If the Fund purchases shares in certain foreign passive investment entities described in the Code as passive foreign investment companies ("PFICs"), the Fund will be subject to U.S. Federal income tax on a portion of any "excess distribution" (the Fund's ratable share of distributions in any year that exceeds 125% of the average annual distribution received by the Fund in the three preceding years or the Fund's holding period, if shorter, and any gain from the disposition of such shares), even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such "excess distributions." If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (and if the PFIC were to comply with certain reporting requirements), in lieu of the foregoing requirements the Fund would be required to include in income each year its pro rata share of the PFIC's ordinary earnings and net realized capital gains, whether or not such amounts were actually distributed to the Fund.


     Legislation has been proposed in the U.S. Congress which would, in the case of a PFIC having "marketable stock," permit U.S. stockholders, such as the Fund, to elect to mark-to-market the PFIC stock annually. Otherwise, U.S. stockholders would be treated substantially the same as under current law. Special rules applicable to mutual funds would classify as "marketable stock" all stock in PFICs held by the Fund. It is unclear if or when the proposed legislation will become law and if it is enacted the form it will take. On March 31, 1992, the U.S. Internal Revenue Service released proposed regulations providing a mark-to-market election for regulated investment companies that would have effects similar to the proposed legislation. These regulations would be effective for taxable years ending after promulgation of the regulations as final regulations. Whether, and to what extent, final regulations may be applied retroactively by the Fund is unclear.

  FOREIGN TAX CREDITS


     The Fund may be subject to certain taxes, including withholding taxes, imposed by Korea and possibly other foreign countries with respect to its income and capital gains. If the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. Federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under the U.S. income tax principles, as paid by its shareholders. The Fund expects to qualify for and make this election. For any year that the Fund makes such an election, each shareholder will be required to include in its income an amount equal to its allocable share of such income taxes paid by the Fund to a foreign country's government and shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. Federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by the Fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from the Fund's election. However, such shareholders should not be disadvantaged either because the amount of additional income they are deemed to receive equal to their allocable share of such foreign countries' income taxes paid by the Fund generally will not be subject to U.S. Federal income tax.

     The amount of foreign taxes that may be credited against a shareholder's U.S. Federal income tax liability generally will be limited, however, to an amount equal to the shareholder's U.S. Federal income tax rate multiplied by its foreign source taxable income. For this purpose, the Fund generally expects that the capital gains it distributes, whether as dividends or capital gains distributions, will not be treated as foreign source taxable income. In addition, this limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign source "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder's portion of the foreign taxes and (ii) the portion of the Fund's dividends and distributions that represents income derived from foreign sources.


  FOREIGN SHAREHOLDERS

     U.S. taxation of a shareholder who, as to the United States, is a foreign investor depends, in part, on whether the shareholder's income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.


     If the foreign investor is not a resident alien and the income from the Fund is not effectively connected with a United States trade or business carried on by the foreign investor, distributions of net investment income and net realized short-term capital gains will be subject to a 30% (or lower treaty rate) U.S. withholding tax. Furthermore, such foreign investors may be subject to an increased U.S. tax on their income resulting from the Fund's election (described above) to "pass-through" amounts of foreign taxes paid by the Fund, but will not be able to claim a credit or deduction in the United States with respect to the foreign taxes treated as having been paid by them. Distributions of net realized long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains, and gains realized upon the sale of shares of the Fund will not be subject to U.S. tax unless a foreign investor who is a nonresident alien individual is physically present in the United States for more than 182 days during the taxable year and, in the case of a gain realized upon the sale of Fund shares, unless (i) such gain is attributable to an office or fixed place of business in the United States or (ii) such nonresident alien individual has a tax home in the United States and such gain is not attributable to an office or fixed place of business located outside the United States. A determination by the Fund not to distribute long-term capital gains may reduce a foreign investor's overall return from an investment in the Fund, since the Fund will incur a U.S. Federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Fund that is available for distribution, and the foreign investor may not be able to claim a credit or deduction with respect to such taxes. In the case of a foreign investor who is a nonresident alien individual, the Fund may be required to withhold U.S. Federal income tax at a rate of 31%, unless the foreign investor files an appropriate form certifying under penalty of perjury as to his nonresident alien status.


     If a foreign investor is a resident alien or if dividends or distributions from the Fund are effectively connected with a U.S. trade or business carried on by the foreign investor, dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the rates applicable to U.S. citizens or domestic corporations. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign investor that is a corporation, then such foreign investor also may be subject to the 30% branch profits tax.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a U.S. trade or business carried on by them (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

OTHER TAXATION

     Distributions also may be subject to state, local and foreign taxes depending on each shareholder's particular position.

     THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OF PARTICIPATION IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

KOREAN TAXES

     The following description of certain Korean tax matters relating to the Fund and its shareholders represents the opinion of Shin & Kim, Korean counsel to the Fund.


     Under current Korean law, payments to non-residents of Korea (such as the Fund) by Korean corporations in respect of income are subject to Korean withholding tax and capital gains derived by non-residents of Korea (such as the Fund) with respect to stock and securities of Korean corporations are subject to withholding tax, unless exempted by relevant laws or tax treaties. More specifically, dividends and interest will be subject to withholding tax at the rate of 27.5% until December 31, 1998 and 26.875% thereafter and capital gains (without deduction for capital losses) will be subject to withholding tax equal to the lower of (i) 10% until December 31, 1998 and 10.75% thereafter of the gross sales proceeds, or (ii) if satisfactory evidence of acquisition cost is produced, 27.5% until December 31, 1998 and 26.875% thereafter of the difference between the gross sales proceeds and the acquisition cost of the stock or security sold (excluding any transaction charges, commissions, fees or taxes paid at the time of acquisition).



     The applicable withholding tax rate under the U.S.-Korea Income Tax Treaty presently in effect (the "Treaty"), is generally 15% (plus a resident tax of 10% until December 31, 1998 and 7.5% thereafter of such amount, or a total of 16.5% until December 31, 1998 and 16.125% thereafter) on dividends paid to the Fund by Korean corporations, and generally 12% (plus a resident tax of 10% until December 31, 1998 and 7.5% thereafter of such amount, or a total of 13.2% until December 31, 1998 and 12.9% thereafter) on interest paid to the Fund by Korean corporations. Under the Treaty, no withholding tax will be applicable to capital gains realized by the Fund.



     The reduced tax rate and exemption under the provisions of the Treaty will not apply to the dividend, interest and capital gain income derived by the Fund from Korean corporations if both (i) the Fund is, by reason of the existence of special measures under U.S. Federal income tax law with respect to those types of income, subject to U.S. Federal income tax in an amount substantially less than the U.S. Federal income tax generally imposed on corporate profits (Article 17(a) of the Treaty), and (ii) at least 25% of the Fund's outstanding shares are held of record or otherwise determined to be owned, directly or indirectly, by one or more persons who are not individual residents of the United States (Article 17(b) of the Treaty).


     Questions have recently been raised as to whether the U.S. regulated investment company provisions contained in the Code constitute "special measures" for purposes of Article 17(a) of the Treaty. Regardless of the resolution of these questions, under Article 17(b) of the Treaty, the Fund will qualify for the benefits of the Treaty so long as less than 25% of the Fund's outstanding shares are determined to be held other than by individual residents of the United States.

     Shin & Kim have given their opinion that the Treaty presently applies to the Fund if and so long as the Fund operates as described herein. The Fund has received written confirmation from the MOFE that, so long as all of the issued shares of the Fund are listed on one or more publicly acknowledged stock exchanges in the United States only and they are traded on such exchanges by the general public, the Fund will be entitled to the benefits of the Treaty because Article 17(b) of the Treaty will not apply. The Fund's Common Stock is listed on the NYSE, and the Shares have been approved for listing on the NYSE upon notice of issuance. In order to qualify for the benefits of the Treaty, the Fund will not apply to list the Fund's shares on any stock exchange outside the United States.



     Notwithstanding the foregoing, the Tax Exemption and Reduction Control Law (the "TERCL") exempts interest on bonds denominated in a non-Korean currency from Korean income and corporation taxes. The residents' tax referred to above is therefore eliminated with respect to such investments. The TERCL tax exemptions will expire on December 31, 1998.


     Under present Korean law, the Korean Inheritance and Gift Tax will not apply to any testate, intestate or inter-vivos transfer of shares of the Fund to the extent the deceased or the donee, as the case may be, is not domiciled in Korea. Korean stamp duty will not apply to transfers of Korean securities, nor to the Fund's portfolio securities transactions.

     A securities transaction tax is payable on the transfer by the Fund of shares and certain other equities (throughout this paragraph, collectively, "shares") issued by a Korean company at the rate of 0.15% of the sale price of the shares (except in certain circumstances in which case no tax is charged, and where the shares are traded outside the KSE, in which case the tax is payable at the rate of 0.5% of the sale price or where the shares are traded through licensed broker-dealers in the over-the-counter market, in which case the tax is payable at the rate of 0.3% of the sale price) unless (i) the shares are listed on a foreign stock exchange and the sales are executed on such exchange; or (ii) those sales are executed between non-residents without a permanent establishment in Korea, the non-resident transferor did not own 10% or more of the total issued and outstanding shares of the issuer of such shares at any time during the five years before the year within which the transfer occurs, and the non-resident transferor does not sell such shares through a securities company in Korea (which latter condition cannot be fulfilled under current KSEC regulations which require all sales of Korean securities off the KSE to be through a Korean securities company). Effective from July 1, 1994, the Korean government introduced an additional agricultural and fishery special tax on securities transactions on the KSE which is equal to 0.15% of the sale price of the shares and which will remain effective for a period of ten years thereafter. The transferor of the shares pays the securities transaction tax. When the transfer is made through a securities company only, such securities company will make the withholding. Where the transfer is effected by a non-resident individual or a non-resident corporation without a permanent establishment in Korea otherwise than through the Korea Securities Depository or a securities company, the transferee is required to withhold the securities transaction tax.

     This tax treatment could change in the event of changes in Korean or U.S. tax laws, changes in the terms of, or the MOFE's interpretation of, the Treaty, or changes in relevant facts.

NOTICES

     Shareholders will be notified annually by the Fund of the dividends, distributions and deemed distributions made by the Fund to its shareholders. Furthermore, shareholders will be sent, if appropriate, various written notices after the close of the Fund's taxable year regarding certain dividends, distributions and deemed distributions that were paid (or that were treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

     PROSPECTIVE INVESTORS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS CONCERNING FOREIGN, FEDERAL, STATE AND LOCAL TAX MATTERS, AND WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

               INCORPORATION OF FINANCIAL STATEMENTS BY REFERENCE



     The Fund's Annual Report, which includes financial statements for the fiscal year ended September 30, 1996, a copy of which either accompanies this SAI or has previously been provided to the person to whom this SAI is being sent, is incorporated by reference with respect to all information other than the information set forth in the President's Message included therein. The Fund will furnish, without charge, a copy of its Annual Report upon request to D.F. King & Co., Inc., 77 Water Street, New York, New York 10005, toll free telephone
(800) 290-6430 or call collect (212) 269-5550.

                                   APPENDIX A

                GENERAL CHARACTERISTICS AND RISKS OF DERIVATIVES

     The following investment practices in which the Fund is authorized to engage are generally not currently permitted under Korean laws or regulations.

     A detailed discussion of Derivatives (as defined below) that may be used by the Investment Adviser or the Sub-Adviser on behalf of the Fund follows below. The Fund will not be obligated, however, to use any Derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. "Derivatives," as used in this Appendix A, refers to interest rate, currency or stock index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter ("OTC") put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors or trading in other types of derivatives.

     The Fund's ability to pursue certain of these strategies may be limited by the U.S. Commodity Exchange Act, as amended, applicable regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.

PUT AND CALL OPTIONS ON SECURITIES AND INDICES

     The Fund may purchase and sell put and call options on debt and equity securities and indices based upon the prices of debt or equity securities or other market or economic factors that may affect securities in which the Fund may invest, such as commodity price levels or rates of inflation. A put option on a security gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Fund may also purchase and sell options on indices based upon the prices of debt or equity securities ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less in the case of a put, than the exercise price of the option. The purchase of a put option on a security would be designed to protect against a substantial decline in the market value of a security held by the Fund. A call option on a security gives the purchaser of the option the right to buy and the writer the obligation to sell the underlying security at the exercise price during the option period. The purchase of a call option on a security would be intended to protect the Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions. When the Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Fund receives for writing the option will serve as a partial hedge, in the amount of the option premium, against changes in value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty to such contract. U.S. listed options are issued by the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options.

     All such call options sold (written) by the Fund will be "covered" as long as the call is outstanding (i.e., the Fund will own the instrument subject to the call or other securities or assets acceptable under applicable segregation and coverage rules). All such put options sold (written) by the Fund will be secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price.

     The Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund must rely on the credit quality of the counterparty rather than the guarantee of the OCC. OTC Options with foreign brokers in Korea subject the Fund to the credit of such brokers which may be weak, making such options speculative.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Characteristics. The Fund may purchase and sell futures contracts on interest rates and indices of debt and equity securities or other financial indicators and purchase and sell (write) put and call options on such futures contracts traded on recognized domestic exchanges as a hedge against anticipated interest rate changes or movements in equity markets. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     Margin Requirements. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the instruments underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased in the future pursuant to regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

     Limitations on Use of Futures Contracts and Options on Futures
Contracts. The Fund's use of futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular, the rules and regulations of the CFTC.

     The Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio; provided, further, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract. The Investment Adviser and the Sub-Adviser may be required to comply with such different standards as may be established from time to time by CFTC (or Korean regulators) rules and regulations with respect to the purchase and sale of futures contracts and options thereon.

CURRENCY TRANSACTIONS

     The Fund may deal in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps for any purpose consistent with its investment objective and policies. Currency transactions include currency forward contracts, exchange listed currency futures contracts, exchange listed and OTC options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with counterparties that are determined to be creditworthy by Fidelity.

     The following discussion summarizes some, but not all, of the possible currency management strategies involving forward contracts, options on currencies and futures on currencies that could be used by the Fund. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the fund expects to have portfolio exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be well correlated with a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below. The Fund may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform better relative to the U.S. dollar. For example, if the Fund held investments denominated in or otherwise exposed to the Japanese Yen, the Fund could enter into forward contracts to sell Japanese Yen and purchase Hong Kong Dollars. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.


     Successful use of forward currency contracts will depend on the Investment Adviser and the Sub-Adviser's skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Investment Adviser and the Sub-Adviser anticipate. For example, if a currency's value rose at a time when the Investment Adviser and the Sub-Adviser had hedged the Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency's appreciation. If the Investment Adviser or the Sub-Adviser hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Investment Adviser or the Sub-Adviser increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the Investment Adviser's or the Sub-Adviser's use of forward currency contracts will be advantageous to the Fund, or that they will hedge at an appropriate time.

     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

INTEREST RATE TRANSACTIONS

     The Fund may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to manage the duration of its portfolio or to protect against any increase in the price of the securities the Fund anticipates purchasing at a later date or for any other purpose consistent with its objective.

     The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payments are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment date. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

EQUITY SWAPS AND RELATED TRANSACTIONS

     The Fund may enter into equity swaps and may purchase or sell equity caps and floors. The Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, or to protect against any increase in the price of the securities the Fund anticipates purchasing at a later date or for any other purpose consistent with its objective.


     The Fund may enter into equity swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and will usually enter in equity swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment date. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. Equity swaps, caps and floors generally will be considered illiquid. In such instances, investment in such equity swaps, caps and floors will be governed by the Fund's policy on investment in illiquid securities and such securities will be included in the 35% limit on investment in illiquid securities by the Fund. The staff of the Securities and Exchange Commission has taken the position that equity swaps, caps and floors are illiquid securities. See "Risk Factors and Special Considerations--Risks of

Investing in Korean and Other Asian Issuers--Thinly Traded Markets and Illiquid Investments" and "Investment Objective and Policies--Other Investments" in the Prospectus.


RISKS OF DERIVATIVES

     The use of Derivatives involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Adviser's or the Sub-Adviser's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in losses greater than if such investment strategies had not been used. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging purposes should tend to minimize the risk of loss due to a decline in the value of the hedged position at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is united to the cost of the initial premium and transaction costs. Losses resulting from Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if the Derivatives had not been used.


     When conducted outside the United States, the use of Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.


SEGREGATION AND COVER REQUIREMENTS


     Many of the Derivatives which may be used by the Fund are subject to segregation and coverage requirements established by either the CFTC or the Commission, with the result that, if the Fund does not hold the instrument underlying the futures contract or option or another offsetting position, the Fund may be required to segregate on an ongoing basis with its custodian liquid assets in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts will fluctuate as the market value of the obligations increases or decreases. The segregation requirement can result in the Fund maintaining positions it would otherwise liquidate and consequently segregating assets with respect thereto at a time when it might be disadvantageous to do so. In addition, with respect to futures contracts purchased by the Fund, the Fund will also be subject to the segregation requirements with respect to the value of the instruments underlying the futures contract. In general, those Derivatives in which the Fund may invest which involve the possibility of leverage are subject to segregation and coverage requirements that do not require offsetting positions and are not subject to such requirements.


OTHER LIMITATIONS

     The degree of the Fund's use of Derivatives may be limited by certain provisions of the Code. See "Taxation" herein and in the Prospectus.

                                   APPENDIX B

                                  DEBT RATINGS

     A description of the rating policies of Moody's and S&P with respect to bonds and debentures appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a midrange ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATE BOND RATINGS

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

     AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

     BB-B-CCC-CC-C -- Bonds rated BB, B, CCC and CC, and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI -- Bonds rated CI are income bonds on which no interest is being paid.

     D -- Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

     Prime-1 -- Issuers (or related supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 -- Issuers (or related supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Prime-3 -- Issuers (or related supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime -- Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

     A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B -- Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                           PART C--OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (1) Financial Statements


         Portfolio of Investments at September 30, 1996.+



         Statement of Assets and Liabilities at September 30, 1996.+



         Statement of Operations for the year ended September 30, 1996.+



         Statement of Changes in Net Assets for the year ended September 30, 1996 and for the period from October 31, 1994 (commencement of operations) to September 30, 1995.+



         Financial Highlights.+



         Notes to Financial Statements.+



         Report to Independent Accounts dated November 10, 1996.+

---------------


+ Incorporated by reference to the Fund's Annual Report for the year ended
  September 30, 1996, filed on November 12, 1996.


     (2) Exhibits


        (a)         --    Articles of Incorporation+
        (b)         --    By-Laws, as amended+
        (c)         --    Not applicable
        (d)   (1)   --    Specimen certificate for Common Stock, par value $.001 per share+
              (2)   --    Form of Subscription Certificate**
              (3)   --    Form of Beneficial Owner Listing Certification**
              (4)   --    Form of Nominee Holder Over-Subscription Form/
                          Form of DTC Participant Over-Subscription Form**
              (5)   --    Form of Notice of Guaranteed Delivery**
              (6)   --    Form of Subscription Agent Agreement*
              (7)   --    Form of Information Agent Agreement*
        (e)         --    Dividend Reinvestment and Cash Purchase Plan+
        (f)         --    Not applicable
        (g)   (1)   --    Investment Management Agreement dated October 25, 1994, between
                          Fidelity Advisor Korea Fund, Inc. and Fidelity Management & Research
                          Company+
              (2)   --    Investment Advisory Agreement dated October 25, 1994, among Fidelity
                          International Investment Advisors and Fidelity Management & Research
                          Company and Fidelity Advisory Korea Fund, Inc.+
              (3)   --    Sub-Investment Advisory Agreement among Fidelity International
                          Investment Advisors and Fidelity Investments Japan Limited and
                          Fidelity Advisor Korea Fund, Inc.+
        (h)   (1)   --    Form of Dealer Manager Agreement*
              (2)   --    Form of Soliciting Dealer Agreement*
        (i)         --    Not applicable

        (j)   (1)   --    Custodian Agreement, dated as of May 31, 1995, between Fidelity
                          Advisor Korea Fund, Inc. and The Chase Manhattan Bank+
              (2)   --    Fidelity Group Repo Custodian Agreement among The Bank of New York,
                          J.P. Morgan Securities, Inc., and the Fidelity Funds, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios'
                          (File No. 2-74808) Post-Effective Amendment No. 31.
              (3)   --    Schedule 1 to the Fidelity Group Repo Custodian Agreement among The
                          Bank of New York, J.P. Morgan Securities, Inc., and the Fidelity
                          Funds, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 8(e) of Fidelity
                          Institutional Cash Portfolios' (File No. 2-74808) Post-Effective
                          Amendment No. 31.
              (4)   --    Fidelity Group Repo Custodian Agreement among The Chase Manhattan
                          Bank (formerly Chemical Bank), Greenwich Capital Markets, Inc., and
                          the Fidelity Funds, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 8(f) of Fidelity
                          Institutional Cash Portfolios' (File No. 2-74808) Post-Effective
                          Amendment No. 31.
              (5)   --    Schedule 1 to the Fidelity Group Repo Custodian Agreement among The
                          Chase Manhattan Bank (formerly Chemical Bank), Greenwich Capital
                          Markets, Inc., and the Fidelity Funds, as currently in effect, was electronically filed and is incorporated herein by reference to
                          Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No.
                          2-74808) Post-Effective Amendment No. 31.
              (6)   --    Joint Trading Account Custody Agreement between The Bank of New York and the Fidelity Funds, as currently in effect, was electronically filed and is incorporated herein by reference to Exhibit 8(h) of
                          Fidelity Institutional Cash Portfolios' (File No. 2-74808)
                          Post-Effective Amendment No. 31.
              (7)   --    First Amendment to Joint Trading Account Custody Agreement between
                          The Bank of New York and the Fidelity Funds, as currently in effect, was electronically filed and is incorporated herein by reference to
                          Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No.
                          2-74808) Post-Effective Amendment No. 31.
        (k)   (1)   --    Transfer Agency and Service Agreement, dated as of October 25, 1994, between Fidelity Advisor Korea Fund, Inc. and State Street Bank and
                          Trust Company+
              (2)   --    Administration Agreement, dated as of October 25, 1994, between
                          Fidelity Advisor Korea Fund, Inc. and Fidelity Service Co.+
        (l)   (1)   --    Opinion and Consent of Rogers & Wells*
              (2)   --    Opinion and Consent of Piper & Marbury L.L.P.*
              (3)   --    Opinion and Consent of Shin & Kim*
        (m)         --    Not applicable
        (n)         --    Consent of Independent Accountants*
        (o)         --    Not applicable
        (p)         --    Not applicable
        (q)         --    Not applicable
        (r)         --    Financial Data Schedule*


---------------

* Filed herewith.


**Previously filed.



+ Filed on October 11, 1996 pursuant to the EDGAR (Electronic Data Gathering,
  Analysis and Retrieval) phase-in requirements.


ITEM 25.  MARKETING ARRANGEMENTS

     See Exhibit 2(h) to this Registration Statement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement.


    U.S. Securities and Exchange Commission registration fees...............    $  5,815
    New York Stock Exchange listing fee.....................................       6,650
    Printing................................................................    102,000
    Auditing and accounting fees............................................      25,000
    Dealer Manager's expenses allowance.....................................     100,000
    Subscription Agent fee and expenses.....................................      28,000
    Information Agent fee and expenses......................................      10,000
    Legal fees and expenses.................................................     200,000
    NASD fee................................................................       3,000
    Miscellaneous...........................................................      19,535
                                                                                --------
         Total..............................................................    $500,000
                                                                                ========


ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not applicable

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

     As of the effective date of the Registration Statement:


                                                                               NUMBER OF
                               TITLE OF CLASS                                RECORD HOLDERS
    ---------------------------------------------------------------------    --------------
    Common Stock, $.001 par value........................................         3,207


ITEM 29.  INDEMNIFICATION

     Section 2-418 of the General Corporation Law of the State of Maryland, Article SEVENTH of the Fund's Articles of Incorporation, Article VII of the Fund's By-Laws, the Dealer Manager Agreement and the Administration Agreement provide for indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER AND INVESTMENT ADVISER

     The description of the business of Fidelity Management & Research Company ("FMR") and Fidelity International Investment Advisors ("FIIA") is set forth under the caption "Management of the Fund" in the Prospectus forming part of this Registration Statement.

     The information as to the directors and officers of FMR and FIIA is set forth in their respective Form ADVs filed with the Securities and Exchange Commission (File No. 801-7884) and (File No. 801-21347), each as amended as of the date hereof is incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

    Fidelity Advisor Korea Fund, Inc.
     82 Devonshire Street, Boston, Massachusetts 02109

     (Fund's Articles of Incorporation and By-Laws)

    Fidelity Management & Research Company
     82 Devonshire Street, Boston, Massachusetts 02109

     (with respect to its services as Investment Manager)


    Fidelity International Investment Advisors

     Pembroke Hall, 42 Crow Lane, Pembroke, Bermuda

     (with respect to its service as Investment Adviser)

    Fidelity Investments Japan Limited
     19th Floor, Shiroyama JT Mori Building, 4-3-1 Toranamon,
     Minato-ku, Tokyo 105, Japan

     (with respect to its service as Sub-Adviser)

    Fidelity Service Co.
     82 Devonshire Street, Boston, Massachusetts 02109

     (with respect to its services as Administrator)

    The Chase Manhattan Bank
     270 Park Avenue,
     New York, New York 10017-2070

     (with respect to its services as Custodian for the Fund's U.S. assets)

    State Street Bank and Trust Company
     Two Heritage Drive, Quincy, Massachusetts 02171

     (with respect to its services as Transfer Agent)

ITEM 32.  MANAGEMENT SERVICES

     Not applicable

ITEM 33.  UNDERTAKINGS


     (a) The Fund undertakes to suspend offering its shares until it amends its prospectus contained herein if (1) subsequent to the effective date of its registration statement, the net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.


     (b) The Fund hereby undertakes:


          (1) That for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of Prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the Fund under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective;

          (2) That for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and


          (3) To send by first class mail or other means designated to ensure equally prompt delivery, within two business days of receipt of written oral request, any Statement of Additional Information.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Boston, Massachusetts on the 12th day of November, 1996.


                                          FIDELITY ADVISOR KOREA FUND, INC.

                                              /s/    EDWARD C. JOHNSON 3D
                                          By:_________________________________

                                               Edward C. Johnson 3d, President
                                                    Chairman of the Board


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



              SIGNATURE                              TITLE                        DATE
-------------------------------------  ---------------------------------- -------------------
    /s/     EDWARD C. JOHNSON 3D       Director and President              November 12, 1996
-------------------------------------
        Edward C. Johnson 3d

   /s/    J. GARY BURKHEAD             Director and Senior Vice President  November 12, 1996
-------------------------------------  (Principal Executive Officer)
         J. Gary Burkhead

                     *                 Treasurer (Principal Financial and  November 12, 1996
-------------------------------------  Accounting Officer)
        Kenneth A. Rathgeber

                     *                 Director                            November 12, 1996
-------------------------------------
         H.F. Van den Hoven

                     *                 Director                            November 12, 1996
-------------------------------------
       Bertram H. Witham, Jr.

                     *                 Director                            November 12, 1996
-------------------------------------
           David L. Yunich
*BY:     /s/   LAURENCE E. CRANCH
            LAURENCE E. CRANCH
             Attorney-in-Fact